World

Equity

Benchmark

Shares

[GRAPHIC OMITTED]

WEBS

                                                                 AUGUST 31,
                                                                    1999

                                                                ANNUAL REPORT
                                                           WEBS INDEX FUND, INC.

                                                           WEBS INDEX FUND, INC.
================================================================================

Dear Shareholder:

      We are pleased to present the Annual Report for WEBS Index Fund, Inc. covering the year ended August 31, 1999. The report provides a review of the performance of your investment, a management's discussion and analysis for each WEBS Index Series from the Fund's adviser, Barclays Global Fund Advisors, and important financial information.

      As you know, each of the WEBS Index Series seeks generally to track the investment performance of a Morgan Stanley Capital International (MSCI) index. These indices provide broad-based exposure to a particular country's stock market or to the stock markets of a given region. You will find information about performance and tracking for each WEBS Index Series in the Investment Advisor's discussion.

GROWTH ACTIVITY

      As more and more investors discover their benefits, WEBS continue to grow in asset size. As of August 31, 1999, net assets of the seventeen WEBS Index Series stand at almost $1.6 billion, more than double their asset level of a year ago. Because the value of total net assets fluctuates with the respective foreign equity markets, however, we believe that the number of outstanding shares offers a better indicator of WEBS' attractiveness. Share growth has also been impressive: as of August 31, 1999, total outstanding shares number 124.5 million, up 42% over a year ago. This trend offers evidence of WEBS' growing acceptance among investors as a way to access any of seventeen foreign equity markets.

INTERNATIONAL PERFORMANCE

      In many international equity markets, the past year was marked by significant recovery, especially in Asia as investors reacted to signs of government reform, corporate restructuring and improving economic outlooks in many countries. At the same time, sluggish economic activity, a weakened Euro and the Balkan war contributed to less positive performance in Europe. Against this backdrop, all but two of the seventeen WEBS Index Series - Belgium at (1.00%) and Austria at (8.69%) - produced positive returns, and eight posted returns of more than 25% for the year ended August 31, 1999. Reflecting the increases in their respective markets, notable examples included Singapore
(Free) +144.52%, Hong Kong +90.51% and Japan +58.14%. Mexico also posted an impressive +66.92% return, propelled by economic reform and increased foreign investment as well as the strong U.S. economy. While past performance does not indicate future results, returns such as these illustrate the potential benefits of diversifying internationally with WEBS.

SPECIAL NOTE WITH RESPECT TO MALAYSIA

      On September 1, 1998, the Malaysian government imposed capital restrictions that prompted the Fund to suspend sales and discourage redemptions of Creation Units of the Malaysia (Free) Series. Since the capital restrictions were imposed, the Fund applied for and received regulatory relief from Bank Negara Malaysia, the Malaysian Central Bank. This relief permits the Fund to honor requests, in proper form, for the redemption of Creation Units of the Malaysia (Free) Series only through the delivery of Malaysian ringgits to a redeeming investor's account at a duly licensed Malaysian institution. WEBS of the Malaysia (Free) Series have frequently traded at significantly different prices than their net asset values because of the disruption to the creation/redemption mechanism. The Fund is continuing its efforts to resume "in kind" creations and redemptions for the Malaysia (Free) Series, but there can be no assurance that the required Malaysian approvals will be granted. The Fund is also reviewing the possibility of offering Creation Units of WEBS of the Malaysia (Free) Series for cash.

      To review details of a supplement to the Prospectus dated February 17, 1999 as well as press releases on this topic, refer to the "What's New" section of the Fund's website at www.websontheweb.com. Alternatively, you can speak to a Fund representative at 1-800-810-9327.

CONCLUSION

      WEBS have seen another growth year because investors like you have recognized that they offer an efficient way to participate in the investment opportunities available in a number of overseas markets. As always, we thank you for your support of WEBS Index Fund, Inc. and hope you will continue to use the various WEBS Index Series in your portfolio.

     Sincerely,

     /s/ Nathan Most

    Nathan Most
    Chairman and President
    WEBS Index Fund, Inc.

================================================================================

Introduction

      Barclays Global Fund Advisors is the Investment Advisor for the WEBS Index Series. Each WEBS Index Series holds a representative sample of the underlying securities in a corresponding MSCI Index (using the analytic technique known as "portfolio sampling" discussed below), as opposed to full replication of the corresponding MSCI Index. In addition, certain WEBS Index Series may invest to a limited extent in securities that are not in the relevant benchmark index.

      Key market conditions

      Although the key market conditions summaries for each WEBS Index Series address certain specific issues affecting economic performance in the various national markets, there are some broad world-wide events affecting performance that should be considered at the outset. A year ago, following the near collapse of a major US hedge fund, investors expected the world economy to plunge into recession in 1999. A year later, fears of recession have been replaced by concerns over rising inflation and higher interest rates. Activity in continental Europe, Japan and the former tiger economies of South-east Asia is recovering, and the US continues to defy those predicting a slowdown. A pick-up in global activity usually heralds a rise in commodity prices, and this upturn is no different. The price of oil has more than doubled from $10 since the start of the year, and metals prices have risen sharply too. The expectation that this rise in commodity prices will feed through into higher inflation has put investors and central banks on alert.

      Performance factors

      When examining the performance review numbers of each WEBS Index Series, remember that expenses are incurred by the WEBS Index Series, and that such expenses impact performance. Expenses affect every WEBS Index Series. This is in contrast to the corresponding MSCI Indices that do not bear any expenses. The performance of each WEBS Index Series may also vary positively or negatively from that of its corresponding MSCI Index during any period due to the impact of portfolio sampling, revenue differential, and uninvested assets.

      Portfolio sampling is a highly disciplined approach to creating a portfolio. Its goal is to capture index returns through investment in a subset of the stocks in an index. The portfolios are designed to reflect accurately the market's size and industry profiles. No attempt is made to actively manage the WEBS Index Series using economic or market analysis or to hedge foreign exchange risk. Because of portfolio sampling, the composition of each WEBS Index Series varies from that of its benchmark index. This will normally cause a WEBS Index Series' performance to vary positively or negatively from that of its benchmark during any period.

      A number of regulatory constraints adversely impact the Investment Advisor's ability to "optimize" the portfolios of certain WEBS Index Series through the use of portfolio sampling. The principal regulatory constraints that affect Fund performance are Internal Revenue Code requirements referred to as the Single Issuer Rule and the 5/50 Rule in this discussion.

      The Single Issuer Rule, which is a quarterly test, generally requires that no issuer in a portfolio can have a weight of greater than 25%. This constraint applies to all share classes of an issuer. In Mexico, for example, Telefonos de Mexico has two share classes (A and L shares) which have a collective weighting in the MSCI Mexico Index of 31.30%. As a result of the Single Issuer Rule, the portfolio cannot hold any combination of the two share classes above 25%.

      The 5/50 Rule, which is also a quarterly test, generally prohibits a WEBS Index Series, with respect to 50% of the value of its total assets, from having more than 5% of the value of its total assets invested in the securities of any one issuer. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all of the stocks with weightings of 5% or greater in the MSCI Switzerland Index was 89% on August 31, 1999. In such situations, a WEBS Index Series must be underweight in some stocks relative to the benchmark, and therefore overweight in others, in order to comply with the Rule.

                                                           WEBS INDEX FUND, INC.
================================================================================

      The revenues of a WEBS Index Series differ from those of its benchmark index. There are several reasons for this "revenue differential." The dividend revenues received by the WEBS Index Series differ from those of the benchmark MSCI indices in both amount (principally as a result of the portfolio sampling techniques described above) and timing. The WEBS Index Series record dividend revenues on the "ex" dates of the underlying stocks while the MSCI Indices assume the monthly dividend revenue is equal to 1/12th of the previous 12 months dividends. In addition, unlike the MSCI indices, the WEBS Index Series receive interest on uninvested cash and, in the case of most WEBS Index Series, revenues from the lending of portfolio securities.

      With respect to revenue differential in Hong Kong and Singapore in this period, the substantial returns in these markets resulted in a corresponding decrease in dividend yields on the stock held by the Series. MSCI, however, uses a 12-month rolling cycle to calculate the yield of the benchmark index, and as a result the benchmark index's return reflected yields that were not attainable by the index stocks in the 12-month period (since they reflected yields based on much lower stock prices).

      Finally, uninvested assets held in a WEBS Index Series affects performance relative to the MSCI benchmark indices. Cash and deferred organizational expenses are the principal "unequitized" assets of the WEBS Index Series. In contrast, the MSCI Indices assume a 100% investment in the underlying stocks and thus do not reflect any "unequitized" assets. The effect of uninvested assets (referred to herein as "cash drag") will tend to cause each WEBS Index Series to outperform its benchmark in falling markets and underperform the benchmark in rising markets.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

---------
Australia
---------

      Performance Review

      The total return of the Australia WEBS Index Series (the "Australia Series") was 32.09% for the year ended August 31, 1999, while the corresponding MSCI Index returned 31.50% over the same time period.

      Significant Performance Factors

      The Australia Series outperformed the benchmark by 0.59% during this period as a result of the positive impact of portfolio sampling 1.78%, and revenue differential, 0.36%, which more than offset the effects of expenses, (1.00%), and cash drag, (0.55%). In particular, the portfolio was overweighted in several of the stronger performing sectors including metals, which returned 70.69%.

      Key Market Conditions

      Boosted by improving economic prospects combined with a favorable inflationary environment, the Australian stock market climbed upward for seven consecutive months beginning in mid-October, 1998. The brakes were put on the economy in May and again in July-August as concerns over rising interest rates, extended valuations and unsustainable consumer demand (in the form of a rising current account deficit) came to the forefront. Weakness in the US and Japanese markets also slowed market appreciation.

      Despite the increased market volatility at the end of the reporting period, the Australian economy continued to demonstrate resilience. Second quarter 1999 economic growth figures indicated an annualized growth rate of 4.1%. This represents nine consecutive quarters of growth exceeding 4% -- the longest sustained period of GDP growth above 4% since the early 1970s. On the other hand, the robust domestic economy coupled with weak foreign demand and falling commodity prices fueled a record current account deficit in the second quarter. However, financial markets focused on the positives as the prospects for stronger global growth are expected to improve the export outlook. Meanwhile, consumer wealth levels remained high and together with an improving job market fueled spending on services and housing, the strongest areas of the economy.

      The resource sector was the most notable market performer, finally seeming to overcome its three-year slump. Rising base metal prices, which have been boosted by rejuvenated Asian demand, have driven much of the outperformance. Share prices were also supported by the recent renewal of merger and takeover activity.

          Comparison of Change in Value of a $10,000 Investment in the Australia WEBS Index Series vs. the MSCI Australia Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia                               WEBS Index          MSCI Index
03/12/96                                10,000              10,000
08/31/96                                10,388              10,383
02/28/97                                11,048              11,054
08/31/97                                11,035              10,990
02/28/98                                10,799              10,880
08/31/98                                 8,486               8,724
02/28/99                                10,607              10,994
08/31/99                                11,208              11,471

            Past performance is not predictive of future performance

                                                          Value
                                                     August 31, 1999
                                                     ---------------
Australia WEBS Index Series                              $11,208*
MSCI Australia Index                                     $11,471

                           Average Annual Total Return

                                            One            Since
                                           Year          Inception
                                         ----------      ---------
Australia WEBS Index Series                32.09%          3.34%
MSCI Australia Index                       31.50%          4.03%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Australia WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

-------
Austria
-------

      Performance Review

      The total return of the Austria WEBS Index Series (the "Austria Series") was (8.69%) for the year ended August 31, 1999, while the corresponding MSCI Index declined by 8.02% over the same time period.

      Significant Performance Factors

      The Austria Series underperformed the benchmark by .67% during this period primarily as a result of expenses. The impact of expenses, (1.32%), was somewhat mitigated by a revenue differential benefit of 1.00%. Revenue differential was caused by misweights in the portfolio that arose as a result of regulatory constraints. (The sum of all the weightings of 5% or greater in the MSCI Austria Index at August 31, 1999 was 67.90%). More specifically, the Series' overweighted positions in higher yielding securities led to its dividend revenue outperforming that of the benchmark. Portfolio sampling and cash drag contributed to the Austria Series' underperformance to a modest extent.

      Key Market Conditions

      Austria enjoys a relatively sound underlying economy. The shares of most companies trade at low multiples and the government has undertaken an impressive privatization program. And yet, the stock market's struggles are notable. It just can't seem to shake its track record. For the past seven and a half years, Austria's stock market has underperformed other European markets, climbing a mere 19% (as measured by the Wiener Bourse Index) compared to 225% for the Eurostoxx Index. The past 12 months were no exception.

      One consideration in understanding Austria's recent poor performance is the country's exposure to the economic slowdown in central and eastern Europe -- close to 15% of Austrian goods are exported to that region. Germany, Austria's largest trading partner has also experienced sluggish growth. Against this backdrop, Austria's economic growth in 1999 has been down somewhat from last year's healthy pace of 3.3%. Growth this year is estimated at around 2.2%, a figure in line with the European GDP average.

          Comparison of Change in Value of a $10,000 Investment in the Austria Webs Index Series vs. the MSCI Austria Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Austria                                      WEBS                 MSCI
03/12/96                                    10,000               10,000
08/31/96                                     9,661               10,073
02/28/97                                     9,401                9,848
08/31/97                                     9,764                9,928
02/28/98                                    10,535               11,513
08/31/98                                     9,975               10,770
02/28/99                                     9,403               10,353
08/31/99                                     9,108                9,906

            Past performance is not predictive of future performance

                                                          Value
                                                     August 31, 1999
                                                     ---------------
Austria WEBS Index Series                                 $9,108*
MSCI Austria Index                                        $9,906

                           Average Annual Total Return

                                            One            Since
                                           Year          Inception
                                         ----------      ---------
Austria WEBS Index Series                  (8.69)%         (2.65)%
MSCI Austria Index                         (8.02)%         (0.27)%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Austria WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

-------
Belgium
-------

      Performance Review

      The total return of the Belgium WEBS Index Series (the "Belgium Series") was (1.00%) for the year ended August 31, 1999, while the corresponding MSCI Index returned 3.12% over the same time period.

      Significant Performance Factors

      The Belgium Series underperformed the benchmark by 4.12% during this period as a result of the impact of portfolio sampling, (3.10%), and expenses, (1.24%). These were offset to a very limited degree by the positive effect of cash drag, 0.26%. Of those factors, portfolio sampling had the most significant impact on performance, accounting for over 75% of the underperformance.

      As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. In the case of the Belgium Series, the 5/50 Rule made it difficult to achieve index exposure to several key industries. It is important to note that the sum weightings of 5% or greater in the MSCI Belgium Index at August 31, 1999 was 80.36%. In such circumstances, a number of large-cap stocks in the Series' portfolio were significantly underweighted relative to the benchmark. This resulted in the Belgium Series being overweighted in several of the poorly performing sectors of the market such as electronic components, (42.81%) for the 12-month period, industrial components, (28.30%), metals-non ferrous, (18.64%), and miscellaneous materials, (13.74%). On the large-cap side, the Belgium Series was forced to underweight a number of industries, such as utilities which enjoyed a return of 10.12% for the period.

      Key Market Conditions

      In contrast to the strong rally enjoyed by Belgian stocks over the last three months of 1998, 1999 has been a difficult year. In August the market began to improve, fueled by stronger corporate earnings and an improving global environment. News of consolidation in the French retail sector also boosted Belgian retailers.

      The market's performance was influenced by several factors, including a slowdown in merger and acquisition activity and an investment shift toward European equities by Belgian financial institutions. In 1998, the market was supported by speculation of possible acquisitions and restructurings. Many of these anticipated transactions did not materialize in 1999, causing the speculation to switch to opportunities in other European markets. A market selloff was also driven by Belgian fund managers looking to raise cash to invest in European blue chips. Following the run up in Belgian share prices last year, many managers found themselves with significant positions.

      Belgium's struggles were also in part a result of its efforts to meet the Maastricht criteria for European Monetary Union ("EMU") membership. In last year's build up to EMU, the Belgian government implemented an economic policy characterized by a severe fiscal consolidation process. Its efforts to reduce expenditures contributed to a reduction in private consumption with a negative impact on GDP growth. The slowdown in several of its primary export markets, including Germany and the Netherlands, also weighed on investor sentiment.

          Comparison of Change in Value of a $10,000 Investment in the Belgium WEBS Index Series vs. the MSCI Belgium Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Belgium                                  WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                10,501               10,496
02/28/97                                11,204               11,595
08/31/97                                11,474               11,662
02/28/98                                13,161               13,768
08/31/98                                15,996               17,633
02/28/99                                16,752               19,637
08/31/99                                15,836               18,184

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------
Belgium WEBS Index Series                                   $15,837*
MSCI Belgium Index                                          $18,184

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Belgium WEBS Index Series                (1.00)%              14.15%
MSCI Belgium Index                        3.12%               18.78%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Belgium WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

------
Canada
------

      Performance Review

      The total return of the Canada WEBS Index Series (the "Canada Series") was 39.71% for the year ended August 31, 1999, while the corresponding MSCI Index returned 39.20% over the same time period.

      Significant Performance Factors

      The Canada Series outperformed the benchmark by 0.51% as a result of portfolio sampling, although its contribution of 2.02% was somewhat offset by the impact of expenses, (1.22%), revenue differential and cash drag.

      The difference in returns as a result of portfolio sampling was attributable to the Fund's underweighted position in insurance, which underperformed on a relative basis over the 12-month period, returning 40.68%. The Series' overweighting in the telecommunications sector contributed positively to overall performance.

      Key Market Conditions

      The Canadian market overcame its shaky start to this year and recaptured most of its prior losses, although it remained down from its April 1998 high. With the Russian default of last August and depressed commodity prices seemingly behind, consumer confidence recovered with stability in the exchange rate and the ensuing reduction in interest rates in the spring. An equally important driver of performance was the rebound in Japanese industrial production and the related recovery in commodity prices. Of late, however, Canadian markets were not immune to corrective pressures stemming from developments in the U.S. market. Canadian equity markets spent most of July and August digesting fresh economic data and anxiously awaited the U.S. Federal Reserve's next move on interest rates.

      With a strengthening global economy and the threat of rising rates, the resource sectors performed well, while financials and utilities underperformed. In the first eight months of 1999, the oil & gas, paper and metals groups were up 42%, 39% and 32% respectively, while financial services were down 17%.

      The recovery of domestic growth has also been positive for markets. Increased consumer spending coupled with a surge in business investment and strong demand for housing, propelled the economy to a solid second quarter growth rate of 3.3% on an annualized basis. Consumer confidence also received a boost from continued improvement in the unemployment rate.

      Restructuring was another positive theme occurring in the Canadian markets. From the financial services sector to forest products, oil & gas, telecommunications, and media -- a flurry of activity provided support to a recovery in operating earnings.

          Comparison of Change in Value of a $10,000 Investment in the Canada WEBS Index Series vs. the MSCI Canada Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                                   WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                10,463               10,521
02/28/97                                12,569               12,713
08/31/97                                13,445               13,745
02/28/98                                14,322               14,679
08/31/98                                10,529               10,921
02/28/99                                12,717               13,205
08/31/99                                14,711               15,203

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------

Canada WEBS Index Series                                    $14,710*
MSCI Canada Index                                           $15,203

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Canada WEBS Index Series                 39.71%               11.75%
MSCI Canada Index                        39.20%               12.82%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Canada WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

------
France
------

      Performance Review

      The total return of the France WEBS Index Series (the "France Series") was 21.01% for the year ended August 31, 1999, while the corresponding MSCI Index returned 20.22% over the same time period.

      Significant Performance Factors

      The France Series outperformed the benchmark by 0.79%, primarily because of portfolio sampling, which made a positive contribution to performance of 2.18%. Revenue differential had a smaller positive impact of 0.46%. These effects were somewhat offset by the impact of expenses, (1.07%), and cash drag, (0.78%). Positive contributions from portfolio sampling were a result of the Series' underweighted position in some of the relatively poorer performing sectors, such as electronics, which had a negative return of 0.38%. However, the underweighting of the business and public services sector, which returned 7.61%, still created a positive impact on performance as a result of the securities that the Investment Adviser chose to hold. Cash drag detracted from the Series' returns. A 1% position was held in cash during the summer months as a result of dividends accrued; normally, the majority of European companies declare dividends in the summer months. The cash position was temporarily further increased as a result of the acquisition for cash of the Series shares of Paribas by BNP.

      Key Market Conditions

      Supported by an improving domestic economy and a high level of acquisition activity, the French market continued to demonstrate resilience. Strong gains were enjoyed by the market and corporate earnings expectations trended decisively upwards. Among the industries experiencing revisions in earnings expectations were French financials, which were boosted by industry consolidation as BNP's acquisition of Paribas prompted a wave of substantial earnings upgrades.

      Of the major Euro-zone economies, France has been the least affected by the downturn in emerging markets and the quickest to recover. In fact, France was the largest single contributor to Euroland growth last year, driven largely by private consumption. While this is unlikely to be repeated, particularly in light of a slowdown in the economy in the first half of 1999, signs are surfacing that a pick-up in growth is resuming. A recent government report suggests an expected growth rate of between 2.6% and 3% next year. Meanwhile, an improved growth outlook in foreign markets is likely to be matched by an improving external balance, with net trade deficits no longer expected to dampen French real GDP growth. Other positive news includes an unemployment rate that continues to fall and an inflation rate that is under 1%.

          Comparison of Change in Value of a $10,000 Investment in the France WEBS Index Series vs. the MSCI France Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

France                                   WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                10,495               10,371
02/28/97                                12,177               12,210
08/31/97                                12,237               12,194
02/28/98                                14,880               14,933
08/31/98                                16,492               16,500
02/28/99                                18,010               18,103
08/31/99                                19,957               19,836

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------
France WEBS Index Series                                    $19,958*
MSCI France Index                                           $19,836

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
France WEBS Index Series                 21.01%               22.01%
MSCI France Index                        20.22%               21.79%

----------
* The chart assumes a hypothetical $10,000 initial investment in the France WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

-------
Germany
-------

      Performance Review

      The total return of the Germany WEBS Index Series (the "Germany Series") was 7.04% for the year ended August 31, 1999, while the corresponding MSCI Index returned 6.27% over the same time period.

      Significant Performance Factors

      The Germany Series outperformed the benchmark by .77% during this period as a result of the positive impact of portfolio sampling, 1.38%, and revenue differential, 0.39%, which more than offset the negative impact of expenses of 1.00%. The Series' underweighted position in the poorly performing automobiles sector, (17.11%) for the 12-month period, and the business and public services sector which declined by 31.54%, caused returns to exceed the benchmark. Additionally, the Series' overweighted position in telecommunications, which returned 68.08%, contributed to the divergence.

      Key Market Conditions

      Weighed down by depressed consumer sentiment, earnings disappointments and worries over the direction of interest rates in the United States, the German market posted modest gains during the 12 months ending August 31, 1999. Few sectors performed well in this environment. German industrials were hard hit by industry specific concerns, such as falling electricity prices, in addition to the introduction of the new accounting convention for goodwill write off. Among last year's top performers, the German retail sector was depressed by a high level of profit taking. Companies with interests in recreation and metals were among the top performers in this difficult market.

      The decline in overall business confidence in recent times was caused by a combination of factors, including a collapse in two of Germany's major European export markets, initially as a result of the Asian crisis in the second half of 1997 and then the Russian crisis in the autumn of 1998. Kosovo and the depressed Euro were additional debilitating factors. With continued improvement in each of these areas, there is increasing evidence that confidence and growth are returning to Germany. After suffering a fall in its GDP in the fourth quarter, Germany enjoyed a return to economic growth in the first quarter. More recently, initial signs of recovery have been evident in the survey of business conditions in Germany, which was above average in August for the first time this year and marked the third consecutive month of improvement. Manufacturing orders were also substantially above forecasts, rising by a strong 1.7% month-on-month in June. Meanwhile, domestic demand was up 2.8% in the first half of 1999 - a performance not seen since 1990.

          Comparison of Change in Value of a $10,000 Investment in the Germany WEBS Index Series vs. the MSCI Germany Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Germany                                  WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                10,399               10,451
02/28/97                                11,291               11,476
08/31/97                                12,533               12,778
02/28/98                                14,661               15,107
08/31/98                                15,752               16,102
02/28/99                                16,117               16,643
08/31/99                                16,862               17,112

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------
Germany WEBS Index Series                                   $16,861*
MSCI Germany Index                                          $17,112

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Germany WEBS Index Series                 7.04%               16.23%
MSCI Germany Index                        6.27%               16.72%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Germany WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                        WEBS INDEX FUND, INC.
================================================================================

---------
Hong Kong
---------

      Performance Review

      The total return of the Hong Kong WEBS Index Series (the "Hong Kong Series") was 90.51% for the year ended August 31, 1999, while the corresponding MSCI Index returned 95.35% over the same time period.

      Significant Performance Factors

      The Hong Kong Series underperformed the benchmark by 4.84% during this period as a result of revenue differential, portfolio sampling and expenses, which more than offset the slight benefit of cash drag. Of those three factors, revenue differential had by far the most significant impact on performance with an adverse effect of (2.90%). In addition, security sampling contributed (1.02%) and expenses (1.01%). It is important to note that the extraordinary returns on the Hong Kong Series caused even the smallest misweights to manifest themselves into reportable return variances.

      The significant increase in market prices over the period resulted in a corresponding decrease in dividend yields on the stocks held by the Series. MSCI, however, uses a 12-month rolling cycle to calculate the yield of the benchmark index, and as a result the benchmark index's returned reflected yields that were not attainable by the index stocks in the 12-month period (since they reflected yields based on much lower stock prices.) This is the principal reason for the relatively large negative revenue differential contribution to performance.

      As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize the portfolio of a WEBS Index Series. In the case of the Hong Kong WEBS Index Series, the 5/50 Rule made it difficult to achieve index exposure to several key industries. It is important to note that the sum of all of the weightings of over 5% in the MSCI Hong Kong Index was 70.63% at August 31, 1999. As a result, the Series was overweighted in several of the relatively poorer performing sectors, such as electronic components and telecommunications (up 21.18%and 28.57%, respectively for the 12-month period). The Hong Kong Series was also underweighted in the multi-industry and retail sectors, which enjoyed strong gains, 113.76% and 137.36%, respectively.

      On the other hand, several sectors in which the Series was overweighted relative to the benchmark, such as merchandising (up 798.15%), contributed positively to its performance.

      Key Market Conditions

      A return to growth for the Hong Kong economy boosted investor sentiment, which fueled impressive gains in the market. In turn, good news in the market prompted higher spending, continuing the "feel good" cycle. Asian recovery has also led to a resurgence of foreign capital inflows into the region, a development that has particularly benefited Hong Kong's banking sector.

      Following 1998's 5.1% economic decline, the GDP increase of 0.5% year-on-year in the second quarter of 1999 was well received. This return to growth has been accompanied by signs of improvement in various areas of the economy: unemployment continues to fall, personal consumption improved significantly in the second quarter, and July export figures indicated a recovery after a poor first quarter. Meanwhile, as infrastructure spending gets underway and companies fully factor in the improvement in sales, additional support to the economy should be on its way.

      More negatively, Hong Kong recently saw the first increase in the best lending rate since January 1998, which could potentially restrain growth. Moreover, compared to its Asian neighbors, Hong Kong's economic growth remains fragile and fragmented. This primarily reflects the short-term cost of maintaining the Hong Kong dollar peg. Finally, the sustainability of the wealth effect, which has been generated by a rise in property and stock prices, as a sustainable source of growth is an additional concern.

          Comparison of Change in Value of a $10,000 Investment in the Hong Kong WEBS Index Series vs. the MSCI Hong Kong Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong                                WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                10,322               10,415
02/28/97                                11,868               12,190
08/31/97                                12,159               12,645
02/28/98                                 9,197                9,871
08/31/98                                 5,567                6,108
02/28/99                                 7,630                8,761
08/31/99                                10,606               11,932

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------

Hong Kong WEBS Index Series                                 $10,604*
MSCI Hong Kong Index                                        $11,932

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Hong Kong WEBS Index Series              90.51%                1.70%
MSCI Hong Kong Index                     95.35%                5.22%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Hong Kong WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

-----
Italy
-----

      Performance Review

      The total return of the Italy WEBS Index Series (the "Italy Series") was 5.14% for the year ended August 31, 1999, while the corresponding MSCI Index returned 4.36% over the same time period.

      Significant Performance Factors

      The Italy Series outperformed the benchmark by 0.78% during this period as a result of portfolio sampling and revenue differential. Of those factors, portfolio sampling had the most significant impact on performance with a return of 1.48% while revenue differential contributed 0.50% and the expense impact was 1.03%. In particular, the disparity in returns was a result of the Series' underweighted position in some of the poorer performing sectors such as banking and transportation, which returned (0.17%) and (17.70%), respectively. The Series' overweighted position in the well performing broadcasting and publishing sector, up 66.76%, also contributed to its relative outperformance.

      Key Market Conditions

      The market's recent underperformance follows years of outperformance in Europe resulting from the considerable fall in long-term rates from 1995 to 1998. With stretched valuations and a slowdown in merger activity in the banking and telecommunications sectors (which represent a significant part of the market), the support the market had become accustomed to over the last several years was no longer evident. Meanwhile, fears of an increase in the Fed Funds rate dominated sentiment in August, driving down the market because of the preponderance of interest rate-sensitive stocks. As such, the Italian market suffered from relative earnings downgrades, with no support from any further fall in long-term rates.

      As the Italian market languished, it was also true that Italy was the weakest economy within Euroland. First quarter growth rose by only 0.2%, largely due to sluggish net exports and weak growth in world trade, while the year-on-year change in industrial production remained firmly in negative territory, (1.5%). Economic activity was poor as Italy was still feeling the effects of the fiscal squeeze required to qualify for Euro entry and lost the opportunity for a competitive devaluation. Moreover, its May deficit exceeded the 2% of GDP target as stipulated by the EMU stability pact. Given that Italy can not restore its competitiveness in the short term via currency devaluation and is unable to revive the economy through fiscal relaxation, life has become increasingly difficult for the Italian authorities. Meanwhile, consumer confidence, which was robust in the first quarter, deteriorated between April and June partly due to pension reform issues and partly due to pressure from other Euroland governments. Business sentiment seemed to deteriorate throughout the year.

      While consumers fear pension reform, cheaper and more available credit should boost growth in 2000. A much improved budgetary outlook in July confirms higher than expected fiscal revenues from the government's campaign to clamp down on taxes.

          Comparison of Change in Value of a $10,000 Investment in the Italy WEBS Index Series vs. the MSCI Italy Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Italy                                    WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                10,411               10,333
02/28/97                                11,151               11,102
08/31/97                                12,845               12,862
02/28/98                                17,250               17,297
08/31/98                                18,968               19,129
02/28/99                                21,328               21,666
08/31/99                                19,943               19,963

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------

Italy WEBS Index Series                                     $19,941*
MSCI Italy Index                                            $19,963

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Italy WEBS Index Series                   5.14%               21.98%
MSCI Italy Index                          4.36%               22.02%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Italy WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

-----
Japan
-----

      Performance Review

      The total return of the Japan WEBS Index Series (the "Japan Series") was 58.14% for the year ended August 31, 1999, while the corresponding MSCI Index returned 62.65% over the same time period.

      Significant Performance Factors

      The Japan Series underperformed the benchmark by 4.51 % during this period as a result of portfolio sampling, expenses, revenue differential and cash drag. Of those factors, portfolio sampling had by far the most significant impact on performance, (2.72%), while the expense impact was (0.95%), revenue differential was (0.47%) and cash drag was (0.38%). In particular, the Series' underweighted position in a well performing business and public services sector (up 148.44%) contributed to the underperformance. Additionally, the Series was overweighted in several of the relatively poorer performing sectors such as utilities and automobiles, which were up 20.73% and 36.63%, respectively.

      Key Market Conditions

      When the poorest performing sector returns 20%, it is evident that the 12-month period was good for investors. Stronger economic growth, an inflow of foreign capital and buoyant acquisition activity helped to maintain the market's positive mood and allowed it to break loose from its four-year battle with disappointing performance. The banking sector in particular raced ahead to return more than 112%, as August saw the creation of the world's largest bank through the consolidation of the Industrial Bank of Japan, Dai-Ichi Kangyo Bank and Fuji Bank.

      How long will the euphoria last? At this stage, many risks remain. During July, for example, reality returned as a temporary setback in sentiment prompted a correction in the market. In this instance, the strength of the yen outweighed the optimism created by restructuring in the banking and other corporate sectors. A stronger yen is a double blow to the economy as it makes Japan's exports less competitive and cuts into profits overseas when repatriated.

      There is reason for caution regarding the near-term outlook for the Japanese economy. Despite data that suggest a real economic growth rate of 2.5% for the first half of 1999, many are left questioning its implications and its sustainability. Factors that have contributed to the stronger economy include a rapidly recovering Asia, which has helped spur activity in Japan's manufacturing sector. Additional support has been driven by government policy initiatives such as expanded public spending and large-scale spending aimed at the financial sector. On the other hand, this fragile increase in GDP has also been fueled by increased consumption, which has fostered a decline in personal savings.

          Comparison of Change in Value of a $10,000 Investment in the Japan WEBS Index Series vs. the MSCI Japan Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                                     WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                 9,689                9,720
02/28/97                                 8,060                8,117
08/31/97                                 8,529                8,596
02/28/98                                 7,366                7,438
08/31/98                                 5,682                5,785
02/28/99                                 6,867                7,031
08/31/99                                 8,986                9,409

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------

Japan WEBS Index Series                                      $8,986*
MSCI Japan Index                                             $9,409

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Japan WEBS Index Series                  58.14%               (3.03)%
MSCI Japan Index                         62.65%               (1.74)%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Japan WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

---------------
Malaysia (Free)
---------------

      Performance Review

      The total return of the Malaysia (Free) WEBS Index Series (the "Malaysia Series") was 185.81% for the year ended August 31, 1999, while the corresponding MSCI Index returned 204.68% over the same time period.

      Significant Performance Factors

      The Malaysia Index Series underperformed the benchmark by a considerable 18.87%. Revenue differential contributed (3.74%) to the underperformance of the Malaysia Series in the 12-month period. The significant increase in market prices over the period resulted in a corresponding decrease in dividend yields on the stocks held by the Series. MSCI, however, uses a 12-month rolling cycle to calculate the yield of the benchmark index, and as a result the benchmark index's return reflected yields that were not attainable by the index stocks in the 12-month period (since they reflected yields based on much lower stock prices.) Uncertain market conditions in Malaysia also prompted the Series to maintain higher cash balances than normal (on the order of 3-6%) in order to facilitate distributions and pay expenses. This cash drag had a negative impact of 7.18%. Because of the high returns in the Malaysia market, any cash balance had an exaggerated impact on tracking error.

      Most of the remaining underperformance resulted from portfolio sampling. In particular, the disparity in returns was a result of the performance of specific securities in several sectors selected by the Investment Advisor. Some of the areas impacted included: beverages and tobacco, which was overweighted (this category returned 58.31% for the year); food and household products, which returned 24.96%; miscellaneous materials, which returned 49.57%; and multi-industry, which was underweighted (the sector returned 310.33%). The Series' overweighted positions in leisure and tourism and machinery and engineering helped offset some of the relative underperformance as the sectors enjoyed returns of 228.38% and 794.19%, respectively.

      Since the Malaysia Series and MSCI used the same exchange rate at the beginning and end of the 12-month period, there was no exchange rate related impact on performance compared to the benchmark.

      Key Market Conditions

      The 12-month period ended August 31, 1999 was a good time to have investment exposure in Asia. Malaysia was no exception. The tremendous rise in the Malaysian market, like that of its Asian neighbors, reflects the confluence of many positive factors including a supportive interest rate environment, improvement in corporate earnings, and a recovery in exports. A brighter macroeconomic picture has been evident in the exceptionally strong second quarter of 1999, which saw a GDP growth rate of 4.1% year over year. The rebound has been led by recovery in the manufacturing, agricultural and services sectors.

      The market's impressive absolute returns, however, disguise some of the prominent trends occurring in the market. Most recently, panic selling took hold in July as heavy profit taking resulted from negative sentiment. The vicious cycle reversed as rumors of Malaysia's proposed reinclusion in certain MSCI indices stemmed the selling tide. In September, 1999, MSCI announced that, effective February 2000, MSCI will be returning Malaysia to its Emerging Markets Free Index and its All-Country Far East Free ex-Japan Index. MSCI had deleted Malaysia from these indices in September, 1998 in reaction to Malaysia's imposition of stringent capital controls.

      Capital controls became less of an issue for investors after September 1, 1999. Foreign investors who had invested prior to September 1998 can now freely repatriate their investments, but most have chosen not to do so. However, a remaining exit tax of 10% of profits on money entering Malaysia or reinvested in Malaysia after February 14, 1999 continues to be a source of irritation to foreign investors.

          Comparison of Change in Value of a $10,000 Investment in the Malaysia (Free) WEBS Index Series vs. the MSCI Malaysia (Free) Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Malaysia                                 WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                10,428               10,512
02/28/97                                11,834               12,172
08/31/97                                 6,237                6,385
02/28/98                                 4,877                4,890
08/31/98                                 1,648                1,657
02/28/99                                 2,428                2,852
08/31/99                                 4,711                5,050

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------

Malaysia (Free) WEBS Index Series                            $4,711*
MSCI Malaysia (Free) Index                                   $5,050

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Malaysia (Free) WEBS Index Series       185.81%              (19.48)%
MSCI Malaysia (Free) Index              204.68%              (17.86)%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Malaysia
(Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

-------------
Mexico (Free)
-------------

      Performance Review

      The total return of the Mexico (Free) WEBS Index Series (the "Mexico Series") was 66.92% for the year ended August 31, 1999, while the corresponding MSCI Index returned 75.29% over the same time period.

      Significant Performance Factors

      The Mexico Series underperformed the benchmark by 8.37% during this period as a result of the impact of portfolio sampling, (5.08%), expenses, (1.25%), revenue differential, (0.71%), and cash drag, (1.33%). Of these factors, portfolio sampling had the most significant impact on performance, accounting for most of the underperformance.

      As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize the portfolio of a WEBS Index Series. In the case of the Mexico (Free) WEBS Index Series, both the 5/50 and the Single Issuer Rules constrain the Investment Advisor's ability to optimize the portfolio. It is important to note that the sum of all the weightings of 5% or greater in the MSCI Mexico (Free) Index as of August 31, 1999 was 56.62%. In addition, Telefonos de Mexico A and L shares combined had a 29.51% weighting in the benchmark on such date. The Investment Advisor had to, therefore, underweight the Telefonos de Mexico securities because of the Single Issuer Rule. As a result of the Single Issuer and 5/50 Rules, the Investment Advisor had to reallocate the Series' weight in favor of smaller-capitalization stocks. As a result, it was underweighted in several of the better performing sectors such as building materials up 114.45%, and overweighted in several of the relatively poorer-performing sectors such as beverages and tobacco which returned (13.21%). On the large-capitalization side, the Series was forced by the Single Issuer Rule to underweight telecommunications, which enjoyed returns of 108.37% for the period.

      Additionally, cash drag impacted the Series relative performance. Typically, the Series keeps .50-.75% of net assets in cash. However, due to liquidity constraints, Empaques Ponderosa and Groupo Dina, which were both index names, were placed in the cash component due to illiquidity which had prevented authorized participants from creating new shares of the Series. Once liquidity improved, the cash weights were reduced and these securities were returned to the basket.

      Key Market Conditions

      Although recent fears of rising interest rates in the U.S. put pressure on the market during July and August, continued positive news on Mexico's economic growth and consumer sentiment provided a backdrop for impressive gains overall. The banking, telecommunications and energy equipment sectors were among the market's top performers, returning approximately 125%, 108% and 150%, respectively.

      Mexico is becoming increasingly sensitive to the direction of U.S. interest rates. Higher U.S. rates pose a distinct threat to the peso's value and to inflation. They would also pull much needed capital away from Mexico back into the U.S. This would place additional pressure on the already weakened currency. Moreover, because of the increasing dependence of Mexican entities on U.S. financial markets, investment would likely suffer as well.

      On the economic front, Mexico's GDP grew by 3.2% year-over-year in the second quarter of 1999. The higher-than-expected growth rate was driven by strong export growth thanks to sustained growth in the United States. Trade with the U.S. accounts for 81% of Mexico's total external trade. The transport and communications divisions of the services sector experienced the strongest gains, up 8.5%.

          Comparison of Change in Value of a $10,000 Investment in the Mexico (Free) WEBS Index Series vs. the MSCI Mexico (Free) Index

Mexico                                    WEBS                MSCI
03/12/96                                10,000               10,000
08/31/96                                11,592               11,736
02/28/97                                12,820               13,254
08/31/97                                15,675               16,321
02/28/98                                15,311               16,136
08/31/98                                 8,750                9,159
02/28/99                                12,108               13,071
08/31/99                                14,605               16,055

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------
Mexico (Free) WEBS Index Series                             $14,604*
MSCI Mexico (Free) Index                                    $16,055

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Mexico (Free) WEBS Index Series          66.92%               11.52%
MSCI Mexico (Free) Index                 75.29%               14.60%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Mexico
(Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

-----------
Netherlands
-----------

      Performance Review

      The total return of the Netherlands WEBS Index Series (the "Netherlands Series") was 8.98% for the year ended August 31, 1999, while the corresponding MSCI Index returned 12.11% over the same time period.

      Significant Performance Factors

      The Netherlands Series underperformed the benchmark by 3.13% during this period as a result of portfolio sampling, (3.84%), and expenses, (1.07%). On the other hand, the positive impact of revenue differential, which was 1.41%, helped offset some of the relative underperformance. Revenue differential was caused by misweights in the portfolio that arose as a result of regulatory constraints. More specifically, the Series' overweighted position in higher yielding securities led to its relative outperformance in this area.

      Portfolio sampling had the most significant impact on returns, accounting for approximately two-thirds of the underperformance. As stated in the introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series portfolio. In the case of the Netherlands Series, the 5/50 Rule made it difficult to achieve Index exposure to several key industries. It is important to note that the sum of all of the weightings of 5% or greater in the MSCI Netherlands Index at August 31, 1999, was 74.24%. As a result, the Investment Advisor had to reallocate the weight of several large-cap stocks in the benchmark in favor of smaller-cap stocks, causing the Series to be overweighted in several of the poorly performing sectors such as data processing and reproduction (down 39.30% for the period) and wholesale and international trade (down 28.37%). Additionally, the Series was underweighted in the energy sector, which returned 38.70%.

      Key Market Conditions

      Home to some of the world's leading banks, food retailers, financial services, oil, chemical, and electronics companies, the Netherlands has long attracted investors due to the openness of Dutch companies and the favorable investment environment. Given the caliber of its companies, it is not surprising that the Dutch stock market is showing significant upward revisions and enjoying the most positive earnings surprises in the Euroland region. Since the international crisis, which peaked in October of last year, earnings of Dutch companies have been improving steadily; Dutch earnings per share growth is expected to reach 24%, a figure that is double the European average of 12%. One negative for investors is an apparent trend toward higher prices, with July CPI figures significantly surpassing expectations and rising far above the Euroland average.

    Comparison of Change in Value of a $10,000 Investment in the Netherlands
                WEBS Index Series vs. the MSCI Netherlands Index

Netherlands                              WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                11,118               10,974
02/28/97                                12,934               12,949
08/31/97                                14,237               14,680
02/28/98                                16,811               17,273
08/31/98                                16,716               16,824
02/28/99                                16,952               17,573
08/31/99                                18,209               18,862

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------
Netherlands WEBS Index Series                               $18,216*
MSCI Netherlands Index                                      $18,862

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Netherlands WEBS Index Series             8.98%               18.84%
MSCI Netherlands Index                   12.11%               20.04%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Netherlands WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

----------------
Singapore (Free)
----------------

      Performance Review

      The total return of the Singapore (Free) WEBS Index Series (the "Singapore Series") was 144.52% for the year ended August 31, 1999, while the corresponding MSCI Index returned 134.05% over the same time period.

      Significant Performance Factors

      The Singapore Series outperformed the benchmark by 10.47% during this period as a result of portfolio sampling. While the impact of expenses, (0.97%), revenue differential, (1.32%), and cash drag, (1.10%), mitigated returns, portfolio sampling had a positive effect of 13.85% on performance.

      The performance differential between the Singapore Series and the benchmark index was driven by security-specific as well as sector-related factors. In particular, the Series held shares in the Overseas Union Bank and Sembawang Marine in the early part of the year, while the index did not. Non-index names were held due to regulatory constraints placed on the Singapore Series by the 5/50 Rule conflicting with the Series' former industry concentration policy. The weight of all the non-index names, however, was less than 5%. Due to changes in the industry concentration policy approved by shareholders in October 1998, non-index positions were liquidated. Significant share price gains in these stocks contributed to the discrepancy in relative performance. Furthermore, extraordinary returns on the fund caused ordinary misweights to manifest in the appearance of considerable return variances.

      On the other hand, security specific issues in electronic components and real estate mitigated returns. Sector-related issues also played a part. For example, the Series' underweighted positions in transportation (road and rail, and shipping) and multi-industry contributed to its outperformance, while underweighting in telecommunications detracted from returns.

      Revenue differential also contributed to the underperformance of the Singapore Series in the 12-month period. The significant increase in market prices over the period resulted in a corresponding decrease in dividend yields on the stocks held by the Series. MSCI, however, uses a 12-month rolling cycle to calculate the yield of the benchmark index, and as a result the benchmark index's returned reflected yields that were not attainable by the index stocks in the 12-month period (since they reflected yields based on much lower stock prices).

      Similarly, a cash drag existed due to the market's robust performance. The Series held less than .8% in cash, but because the Series returned 144.52%, the negative impact of cash drag was approximately 1.1%.

      Key Market Conditions

      At a 6.7% GDP growth rate for the second quarter of 1999, Singapore's economic recovery is the most impressive in Asia after South Korea. The country's broad-based rebound has been driven by strong exports, private consumption and the cyclical recovery in the manufacturing sector. Low inflation and a relatively benign interest rate environment provided an additional boost to consumer sentiment. The market took all this positive news into account, achieving impressive gains.

      MSCI has recently announced certain changes in the MSCI Far East Free Index that will result in a reduction in Singapore's weighting in such index, effective February 2000, from 12.5% to 9%. This may result in some selling pressure in the Singapore market as investors benchmarked to the MSCI Far East Index reduce their investment allocation to Singapore. On the economic front, inflation appears to be returning with the recovery in asset prices and the potential restoration of pension cutbacks.

          Comparison of Change in Value of a $10,000 Investment in the Singapore (Free) WEBS Index Series vs. the MSCI Singapore (Free) Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Singapore                                WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                 9,327                9,196
02/28/97                                 9,720                9,670
08/31/97                                 7,137                6,961
02/28/98                                 5,687                5,978
08/31/98                                 2,763                3,108
02/28/99                                 4,914                5,246
08/31/99                                 6,756                7,274

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------
Singapore (Free) WEBS Index Series                           $6,756*
MSCI Singapore (Free) Index                                  $7,274

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Singapore (Free) WEBS Index Series      144.52%              (10.67)%
MSCI Singapore (Free) Index             134.05%               (8.76)%

----------

* The chart assumes a hypothetical $10,000 initial investment in the Singapore
(Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

-----
Spain
-----

      Performance Review

      The total return of the Spain WEBS Index Series (the "Spain Series") was 13.39% for the year ended August 31, 1999, while the corresponding MSCI Index returned 15.15% over the same time period.

      Significant Performance Factors

      The Spain Series underperformed the benchmark by 1.76% during this period. The underperformance was primarily due to the impact of expenses, which was (1.04%). Portfolio sampling and cash drag also had negative impacts of (0.37%) and (0.26%), respectively.

      Key Market Conditions

      After gaining strength over the last three months of 1998, the Spanish market struggled to achieve any further upside through August 31, 1999 and lagged behind most European markets throughout the period. July in particular was a poor month as Spain ended as the worst performing market in MSCI's Europe, Australasia and Far East ("EAFE") Index. Hurt by fears of an interest rate increase in the United States, the banking sector was especially hard hit and larger cap stocks performed poorly, weighed down by concerns about Latin America.

      On the other hand, economic growth shows no sign of cooling. GDP growth for 1999 is expected to be above the Euroland average with 3 to 3.5% growth likely for 1999, compared to an expected 2% for Euroland as a whole. In the past few years, better economic fundamentals have been reflected in Spain's relative market outperformance. Meanwhile, despite the strong economic growth, the economy shows few signs of overheating, with inflation remaining modest at just above 2%, although somewhat higher than the Euroland average. Consumer confidence has rebounded to match the highs achieved at the end of 1998. This trend looks likely to continue, supported by another record year for tourism (foreign tourism accounts for 29% of all exports of goods and services). The arrival of European Monetary Union has also forced Spain to focus on fiscal issues and helped the general government deficit to fall to 1.8 per cent last year from a high of 7.1 per cent of GDP in 1995.

          Comparison of Change in Value of a $10,000 Investment in the Spain WEBS Index Series vs. the MSCI Spain Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Spain                                    WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                10,845               10,917
02/28/97                                12,893               13,066
08/31/97                                15,092               15,379
02/28/98                                20,478               21,053
08/31/98                                20,009               20,589
02/28/99                                24,389               24,970
08/31/99                                22,687               23,707

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------
Spain WEBS Index Series                                     $22,686*
MSCI Spain Index                                            $23,707

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Spain WEBS Index Series                  13.39%               26.59%
MSCI Spain Index                         15.15%               28.21%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Spain WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

------
Sweden
------

      Performance Review

      The total return of the Sweden WEBS Index Series (the "Sweden Series") was 25.09% for the year ended August 31, 1999, while the corresponding MSCI Index returned 29.54% over the same time period.

      Significant Performance Factors

      The Sweden Series underperformed the benchmark by 4.45% during this period primarily as a result of portfolio sampling, the impact of expenses, and revenue differential. Portfolio sampling was the largest contributor to the underperformance, with an impact of (2.82%). In particular, due to Single Issuer Rule constraints, the Series was underweighted in Ericsson, which rose 38.20%. The Series was also overweighted the business and public services sector which underperformed the market, returning (2.71%).

      Key Market Conditions

      Strong domestic demand, improving international growth prospects, a solid service sector and a healthy rebound of manufacturers' confidence were several of the factors behind the impressive performance of the Swedish market in the 12-month period ended August 31, 1999.

      As less restrictive monetary and fiscal policies stimulated both private consumption and business investment, GDP growth is expected to reach 3.8% in 1999. Despite the robust growth, the main risk to the economy, higher inflation, has not materialized. Increased competition, more deregulation and a more flexible labor market have kept it at bay. More recently, the strong growth in GDP has fueled debate on the Swedish budget surplus, which is expected to hit 3.1% of GDP in 2000, assuming no tax cuts. Since the official target is 2%, there appears to be considerable room for tax cuts. If implemented, these cuts would significantly boost consumer spending.

          Comparison of Change in Value of a $10,000 Investment in the Sweden WEBS Index Series vs. the MSCI Sweden Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sweden                                   WEBS                 Index
03/12/96                                10,000               10,000
08/31/96                                11,413               11,200
02/28/97                                13,357               13,344
08/31/97                                14,847               14,856
02/28/98                                16,353               16,596
08/31/98                                15,659               16,093
02/28/99                                16,748               17,416
08/31/99                                19,589               20,846

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------
Sweden WEBS Index Series                                    $19,590*
MSCI Sweden Index                                           $20,846

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Sweden WEBS Index Series                 25.09%               21.36%
MSCI Sweden Index                        29.54%               23.55%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Sweden WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

-----------
Switzerland
-----------

      Performance Review

      The total return of the Switzerland WEBS Index Series (the "Switzerland Series") was 1.47% for the year ended August 31, 1999, while the corresponding MSCI Index returned 2.34% over the same time period.

      Significant Performance Factors

      The Switzerland Series underperformed the benchmark by .87% during this period as a result of the impact of expenses and cash drag. These factors more than offset the positive effect of revenue differential and portfolio sampling.

      Key Market Conditions

      The Swiss market has recorded relatively flat performance since mid-January. This absolute result, however, conceals the underlying movements taking place in the market. In the first half of the year, foreign investors sold off their defensive positions in blue chip companies in order to reallocate assets to other more cyclical markets. Within Switzerland, investors focused on the small- and mid-cap growth stocks, driving up gains in these classes, while in the summer months, rekindled interest-rate fears and the dollar's weakness helped to drive up share prices of retail, food and transport-oriented companies. For the past 12 months overall, electronics companies were among the top performers, while the transportation and merchandising sectors were among the laggards.

      Underperforming exports, an uncompetitive exchange rate and the disadvantage of not belonging to the European Union have long been the cause of substandard economic growth in Switzerland relative to the rest of Europe. In the first quarter of 1999, GDP edged up a mere 0.4% quarter-on-quarter, although increasing signs of a recovery were evident in the second quarter. Fortunately, the economic outlook for Euroland is improving, and the Swiss franc appears to be losing strength. These factors may result in better economic performance for the Swiss economy in 2000.

          Comparison of Change in Value of a $10,000 Investment in the Switzerland WEBS Index Series vs. the MSCI Switzerland Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Switzerland                              WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                10,260               10,319
02/28/97                                10,210               10,347
08/31/97                                11,972               11,998
02/28/98                                15,124               16,271
08/31/98                                14,515               15,609
02/28/99                                15,019               16,706
08/31/98                                14,727               15,974

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------
Switzerland WEBS Index Series                               $14,728*
MSCI Switzerland Index                                      $15,974

                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
Switzerland WEBS Index Series             1.47%               11.79%
MSCI Switzerland Index                    2.34%               14.43%

----------
* The chart assumes a hypothetical $10,000 initial investment in the Switzerland WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

--------------
United Kingdom
--------------

      Performance Review

      The total return of the United Kingdom WEBS Index Series (the "United Kingdom Series") was 15.33% for the year ended August 31, 1999, while the corresponding MSCI Index returned 16.24% over the same time period.

      Significant Performance Factors

      The United Kingdom Series underperformed the benchmark by .91% during this period primarily as a result of the impact of expenses and cash drag, which more than offset the modest positive contributions of revenue differential and portfolio sampling.

      Key Market Conditions

      While encouraging corporate results and optimism on interest rate cuts fueled positive consumer sentiment and provided support to the UK market in the first six months of the period, performance over the six months to August 31 was considerably less robust. No longer supported by prospects of further interest rate cuts at home coupled with fears of tighter money in the United States, investor sentiment in July was depressed. Negative sentiment was reflected in banking shares in particular, with the average bank stock in the benchmark Index falling 6.3%. Sentiment turned positive again in August when a less hawkish than expected Bank of England inflation report cheered the market, indicating that interest rates were not likely to rise as much as expected. Additionally, the realization that the interest rate environment in the United States had become more benign, with the Federal Reserve announcing a `neutral' bias after a much-anticipated 25 basis point hike, provided support to the market. Corporate activity has also been an important source of market returns. Six of the ten biggest takeovers in UK history have taken place in 1999.

      Economic activity gathered pace in the second quarter of 1999 from the slow growth experienced at the end of 1998 and into the first quarter of 1999. Improving sentiment about the economy is also reflected in upgrades to 1999 consensus estimates of GDP growth, which rose from around 0.5% to 1.4% in the last six months. In addition, consumer confidence has strengthened since the beginning of the year.

      Persistent sterling strength has been a problem and a key factor supporting interest rate cuts earlier this year. But sterling fell significantly against the U.S. dollar in August 1999, and, though this has been due more to dollar strength than sterling weakness, it does begin to remove one of the arguments for lower rates. Moreover, if the business and consumer confidence surveys are to be believed, economic recovery in the United Kingdom now looks well supported.

          Comparison of Change in Value of a $10,000 Investment in the United Kingdom WEBS Index Series vs. the MSCI United Kingdom Index

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Kingdom                           WEBS                 MSCI
03/12/96                                10,000               10,000
08/31/96                                11,040               11,078
02/28/97                                12,767               12,996
08/31/97                                14,405               14,601
02/28/98                                17,432               17,851
08/31/98                                16,564               16,742
02/28/99                                18,581               18,971
08/31/99                                19,102               19,461

            Past performance is not predictive of future performance

                                                             Value
                                                        August 31, 1999
                                                        ---------------
United Kingdom WEBS Index Series                            $19,102*
MSCI United Kingdom Index                                   $19,461


                           Average Annual Total Return

                                          One                 Since
                                         Year               Inception
                                       ----------           ---------
United Kingdom WEBS Index Series         15.33%               20.48%
MSCI United Kingdom Index                16.24%               21.13%

----------
* The chart assumes a hypothetical $10,000 initial investment in the United Kingdom WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCIIndex is unmanaged, does not incur expenses and is not available for investment.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

---------------------------
Australia WEBS Index Series
---------------------------

----------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                 99.96%
            Appliances & Household
               Durables                            0.50%
  153,900   Email Limited                                    $   274,582
                                                             -----------
            Banking                               13.85%
  351,000   National Australia Bank Limited                    5,298,439
  378,000   Westpac Banking Corporation
               Limited                                         2,288,185
                                                             -----------
                                                               7,586,624
                                                             -----------
            Beverages & Tobacco                    5.45%
  278,100   Coca-Cola Amatil Limited                           1,002,451
  677,700   Foster's Brewing Group Limited                     1,982,102
                                                             -----------
                                                               2,984,553
                                                             -----------
            Broadcasting & Publishing             11.75%
  542,700   News Corporation Limited                           3,959,507
  375,300   News Corporation Limited - Preferred               2,479,894
                                                             -----------
                                                               6,439,401
                                                             -----------
            Building Materials &
               Components                          5.68%
  450,900   Boral Limited                                        689,552
  372,600   CSR Limited                                          949,683
  175,500   James Hardie Industries Limited                      466,214
  394,200   Pioneer International Limited                      1,004,737
                                                             -----------
                                                               3,110,186
                                                             -----------
            Business & Public Services             4.25%
   83,700   Brambles Industries Limited                        2,327,907
                                                             -----------
            Chemicals                              1.05%
  110,700   Orica Limited                                        573,474
                                                             -----------
            Construction & Housing                 0.35%
   48,600   Leighton Holdings Limited                            193,797
                                                             -----------
            Energy Sources                        10.67%
  486,000   Broken Hill Proprietary Company
               Limited                                         5,218,095
  210,600   Santos Limited                                       628,029
                                                             -----------
                                                               5,846,124
                                                             -----------
            Food & Household Products              0.77%
  461,700   Goodman Fielder Limited                              423,641
                                                             -----------
            Forest Products & Paper                2.13%
  224,100   Amcor Limited                                      1,165,934
                                                             -----------
            Gold Mines                             1.10%
  108,000   Newcrest Mining Limited*                             254,625
  486,000   Normandy Mining Limited                              346,841
                                                             -----------
                                                                 601,466
                                                             -----------
            Insurance                              5.95%
  297,000   AMP Limited                                        2,953,978
  189,000   GIO Australia Holdings Limited                       304,810
                                                             -----------
                                                               3,258,788
                                                             -----------
            Leisure & Tourism                      1.68%
  135,000   TABCORP Holdings Limited                             920,435
                                                             -----------
            Merchandising                          3.81%
  375,300   Coles Myer Limited                                 2,090,333
                                                             -----------
            Metals - Non Ferrous                   8.23%
  577,800   Mount Isa Mines Holdings Limited                     452,854
  288,900   North Limited                                        636,941
  102,600   Rio Tinto Limited                                  1,758,634
  378,000   WMC Limited                                        1,663,631
                                                             -----------
                                                               4,512,060
                                                             -----------
            Multi-Industry                         4.44%
  102,600   Howard Smith Limited                                 817,209
  372,600   Pacific Dunlop Limited                               553,190
  283,500   Southcorp Limited                                  1,065,090
                                                             -----------
                                                               2,435,489
                                                             -----------
            Real Estate                            7.60%
  348,300   General Property Trust                               590,352
  151,200   Lend Lease Corporation Limited                     1,844,229
  261,900   Stockland Trust Group                                600,611
  556,200   Westfield Trust                                    1,130,570
                                                             -----------
                                                               4,165,762
                                                             -----------
            Telecommunications                     9.74%
1,027,728   Telstra Corporation Limited                        5,337,177
                                                             -----------
            Utilities - Electrical & Gas           0.96%
   81,000   Australian Gas Light Company
               Limited                                           525,422
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $56,077,529)                             54,773,155
                                                             -----------
            COMMON STOCK -
               NON-BASKET                          0.04%
            Appliances & Household
               Durables                            0.00%
   12,825   Email Limited Redemption Rights*                       2,288
                                                             -----------
            Gold Mines                             0.04%
   26,632   Goldfields Limited                                    18,497
                                                             -----------
            TOTAL COMMON STOCK - NON-BASKET
               (Cost $5,636)                                      20,785
                                                             -----------
            Total Investments
               (Cost $56,083,165)+               100.00%     $54,793,940
                                                 ======      ===========

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $56,217,167.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                    $ 4,267,411
            Excess of tax cost over value                     (5,690,638)
                                                             -----------
                                                             $(1,423,227)
                                                             ===========

                 See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-------------------------
Austria WEBS Index Series
-------------------------

----------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                100.00%
            Banking                               22.50%
   53,900   Bank Austria                                     $ 2,860,964
                                                             -----------
            Beverages & Tobacco                    6.71%
    9,800   Austria Tabakwerke                                   534,150
    7,000   BBAG Oesterreichische Brau
               Beteiligungs                                      319,425
                                                             -----------
                                                                 853,575
                                                             -----------
            Building Materials &
               Components                          4.71%
   25,200   Wienerberger Baustoffindustrie                       598,656
                                                             -----------
            Business & Public Services             4.57%
   14,700   Flughafen Wien                                       581,509
                                                             -----------
            Chemicals                              1.54%
    3,500   Lenzing                                              195,944
                                                             -----------
            Construction & Housing                 3.41%
    8,607   Bau Holding                                          300,477
    1,512   Bau Holding Vorzug                                    51,428
    2,422   Universale-Bau                                        81,868
                                                             -----------
                                                                 433,773
                                                             -----------
            Electronic Components,
               Instruments                         0.71%
    2,408   Austria Mikro Systeme
               International*                                     90,678
                                                             -----------
            Energy Sources                         7.84%
    9,940   OMV                                                  996,940
                                                             -----------
            Insurance                              4.71%
    3,500   Generali Holding Vienna                              598,923
                                                             -----------
            Machinery & Engineering                8.45%
    2,450   BWT                                                  456,771
    7,000   VA Technologie                                       617,408
                                                             -----------
                                                               1,074,179
                                                             -----------
            Metals - Steel                         4.50%
   11,900   Boehler-Uddeholm                                     571,808
                                                             -----------
            Miscellaneous Materials &
               Commodities                         9.31%
   12,250   Mayr-Melnhof Karton                                  587,462
   21,000   RHI                                                  595,817
                                                             -----------
                                                               1,183,279
                                                             -----------
            Transportation - Airlines              4.36%
   23,800   Austrian Airlines                                    554,336
                                                             -----------
            Utilities - Electrical & Gas          16.68%
   14,140   Oesterreichische
               Elektrizitaetswirtschafts -
               Class A*                                        2,120,925
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $13,622,555)                             12,715,489
                                                             -----------
            Total Investments
               (Cost $13,622,555)+               100.00%     $12,715,489
                                                 ======      ===========

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $14,173,127.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                    $    67,636
            Excess of tax cost over value                     (1,525,274)
                                                             -----------
                                                             $(1,457,638)
                                                             ===========

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-------------------------
Belgium WEBS Index Series
-------------------------

----------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                100.00%
            Automobiles                            4.35%
    1,218   D'Ieteren                                        $   566,093
                                                             -----------
            Banking                                9.19%
   21,357   KBC Bancassurance Holding                          1,195,649
                                                             -----------
            Building Materials &
               Components                          4.49%
    6,426   Cimenteries CBR Cementbedrijven                      584,429
                                                             -----------
            Chemicals                              4.43%
    8,190   Solvay                                               576,596
                                                             -----------
            Electronic Components,
               Instruments                         5.01%
    4,704   Barco NV                                             650,918
                                                             -----------
            Energy Sources                         3.68%
    3,843   Electrafina                                          478,193
                                                             -----------
            Health & Personal Care                 4.31%
   13,230   UCB                                                  560,392
                                                             -----------
            Industrial Components                  3.89%
    1,092   Bekaert NV                                           505,917
                                                             -----------
            Insurance                             18.15%
   68,733   Fortis B                                           2,359,589
                                                             -----------
            Merchandising                          9.94%
    1,050   Colruyt NV                                           699,852
    6,972   Delhaize-Le Lion                                     592,845
                                                             -----------
                                                               1,292,697
                                                             -----------
            Metals - Non Ferrous                   1.58%
    5,124   Union Miniere                                        205,187
                                                             -----------
            Miscellaneous Materials &
               Commodities                         3.71%
    4,704   Glaverbel                                            481,977
                                                             -----------
            Multi-Industry                         4.72%
    3,213   Groupe Bruxelles Lambert                             613,955
                                                             -----------
            Utilities - Electrical & Gas          22.55%
    4,746   Electrabel                                         1,585,676
    7,371   Tractebel                                          1,346,198
                                                             -----------
                                                               2,931,874
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $12,883,290)                             13,003,466
                                                             -----------
            COMMON STOCK -
               NON-BASKET                          0.00%
            Energy Sources                         0.00%
    5,103   Total Fina - Vvpr*                                         0
                                                             -----------
            TOTAL COMMON STOCK - NON-BASKET
               (Cost $0)                                               0
                                                             -----------
            Total Investments
               (Cost $12,883,290)+               100.00%     $13,003,466
                                                 ======      ===========

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $13,491,940.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

             Excess of value over tax cost                   $   203,615
             Excess of tax cost over value                      (692,089)
                                                             -----------
                                                             $  (488,474)
                                                             ===========

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

------------------------
Canada WEBS Index Series
------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                100.00%
            Aerospace & Military Technology        3.23%
   18,900   Bombardier Incorporated - Class B                 $  294,481
      700   Spar Aerospace Limited                                 5,348
                                                              ----------
                                                                 299,829
                                                              ----------
            Banking                               13.93%
    7,700   Bank Of Montreal                                     270,909
   14,700   Bank Of Nova Scotia                                  319,180
   12,600   Canadian Imperial Bank of
               Commerce                                          274,005
    5,600   National Bank Of Canada                               67,926
    8,400   Royal Bank Of Canada                                 358,866
                                                              ----------
                                                               1,290,886
                                                              ----------
            Beverages & Tobacco                    4.93%
    2,800   Molson Company Limited - Class A                      47,943
    7,700   Seagram Company Limited                              408,943
                                                              ----------
                                                                 456,886
                                                              ----------
            Broadcasting & Publishing              6.10%
    2,100   Quebecor Incorporated - Class B                       52,774
    5,600   Rogers Communications
               Incorporated - Class B*                            98,512
   14,000   Thomson Corporation                                  413,751
                                                              ----------
                                                                 565,037
                                                              ----------
            Business & Public Services             1.23%
    2,800   Extendicare Incorporated -
               Class A*                                            9,945
   11,200   Laidlaw Incorporated                                  70,553
    3,500   Moore Corporation Limited                             32,955
                                                              ----------
                                                                 113,453
                                                              ----------
            Chemicals                              1.92%
    4,200   Agrium Incorporated                                   42,501
    6,300   Methanex Corporation*                                 18,576
    2,100   Potash Corporation Of
               Saskatchewan Incorporated                         117,230
                                                              ----------
                                                                 178,307
                                                              ----------
            Electrical & Electronics              17.43%
    6,300   Newbridge Networks Corporation*                      173,100
   35,000   Nortel Networks Corporation                        1,442,501
                                                              ----------
                                                               1,615,601
                                                              ----------
            Energy Sources                        11.88%
    3,500   Alberta Energy Company Limited                       107,894
    3,500   Anderson Exploration Limited*                         50,429
    2,800   Canadian Natural Resources
               Limited*                                           69,428
    4,200   Canadian Occidental Petroleum
               Limited                                            77,402
    5,600   Enbridge Incorporated                                119,716
    7,000   Gulf Canada Resources Limited*                        28,615
   12,600   Imperial Oil Limited                                 265,139
    3,500   Petro-Canada                                          52,657
    4,200   Poco Petroleums Limited*                              41,657
    3,500   Ranger Oil Limited*                                   15,950
    3,500   Renaissance Energy Limited*                           53,947
    2,800   Suncor Energy Incorporated                           115,494
    3,500   Talisman Energy Incorporated*                        102,734
                                                              ----------
                                                               1,101,062
                                                              ----------
            Financial Services                     1.32%
    7,000   Power Corporation of Canada                          121,967
                                                              ----------
            Forest Products & Paper                2.07%
    6,300   Abitibi Consolidated Incorporated                     75,151
    4,900   Domtar Incorporated                                   53,525
    4,200   MacMillan Bloedel Limited                             63,470
                                                              ----------
                                                                 192,146
                                                              ----------
            Gold Mines                             3.20%
   10,500   Barrick Gold Corporation                             202,654
    2,100   Cambior Incorporated                                   5,700
      700   Echo Bay Mines Limited*                                  938
    8,400   Placer Dome Incorporated                              87,254
                                                              ----------
                                                                 296,546
                                                              ----------
            Health & Personal Care                 0.45%
    2,100   MDS Incorporated - Class B                            41,868
                                                              ----------
            Industrial Components                  1.13%
    2,100   Magna International
               Incorporated - Class A                            104,282
                                                              ----------
            Insurance                              0.25%
      140   Fairfax Financial Holdings Limited*                   23,361
                                                              ----------
            Machinery & Engineering                0.89%
    3,500   United Dominion Industries Limited                    82,563
                                                              ----------
            Merchandising                          3.06%
    3,500   Canadian Tire Corporation -
               Class A                                            89,365
    4,200   George Weston Limited                                150,161
    2,100   Hudson's Bay Company                                  27,443
    1,400   Sobeys Canada  Incorporated                           17,028
                                                              ----------
                                                                 283,997
                                                              ----------
            Metals - Non Ferrous                   6.77%
    7,000   Alcan Aluminium Limited                              230,331
    2,100   Cameco Corporation                                    39,264
    2,800   Cominco Limited                                       48,318
    5,600   Inco Limited                                         115,025
    2,100   Inco Limited  VBN Shares                              18,436
    8,400   Noranda Incorporated                                 113,430
    2,100   Rio Algom Limited                                     32,016
    3,500   Teck Corporation - Class B                            30,375
                                                              ----------
                                                                 627,195
                                                              ----------
            Metals - Steel                         1.00%
    4,200   Dofasco Incorporated                                  71,632
    2,800   Stelco Incorporated Class A                           21,485
                                                              ----------
                                                                  93,117
                                                              ----------
            Miscellaneous Materials &
               Commodities                         0.23%
    2,100   CCL Industries Incorporated -
               Class B                                            21,532
                                                              ----------
            Multi-Industry                         7.46%
   10,500   Canadian Pacific Limited                             246,984
    5,250   EdperBrascan Corporation -
               Class A                                            76,523
   14,000   Imasco Limited                                       368,248
                                                              ----------
                                                                 691,755
                                                              ----------

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

------------------------------------
Canada WEBS Index Series (concluded)
------------------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            Telecommunications                     7.43%
   14,000   BCE Incorporated                                     652,996
    1,652   BCT Telus Communications
               Incorporated - A shares                            35,704
                                                              ----------
                                                                 688,700
                                                              ----------
            Transportation - Airlines              0.64%
    9,800   Air Canada Inc.*                                      59,436
                                                              ----------
            Utilities - Electrical & Gas           3.45%
    6,300   Transalta Corporation                                 83,595
   11,900   Transcanada Pipelines Limited                        167,870
    3,500   Westcoast Energy Incorporated                         68,372
                                                              ----------
                                                                 319,837
                                                              ----------
            TOTAL COMMON STOCK - BASKET
               (Cost $8,245,910)                               9,269,363
                                                              ----------
            Total Investments
               (Cost $8,245,910)+                100.00%      $9,269,363
                                                 ======       ==========

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $8,245,910.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

             Excess of value over tax cost                    $1,506,383
             Excess of tax cost over value                      (482,930)
                                                              ----------
                                                              $1,023,453
                                                              ==========

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

------------------------
France WEBS Index Series
------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                 95.62%
            Aerospace & Military Technology        0.72%
   15,011   Thomson CSF                                       $  548,622
                                                              ----------
            Automobiles                            1.47%
    6,052   PSA Peugeot Citroen                                1,112,335
                                                              ----------
            Banking                                2.55%
   25,347   Banque Nationale de Paris                          1,938,442
                                                              ----------
            Beverages & Tobacco                    1.30%
    7,803   Pernod Ricard                                        598,392
    7,089   Societe Nationale D'Exploitation                     386,387
                                                              ----------
                                                                 984,779
                                                              ----------
            Broadcasting & Publishing              1.32%
   14,592   Canal Plus                                         1,004,963
                                                              ----------
            Building Materials &
               Components                          4.30%
   10,200   Compagnie de Saint Gobain                          1,971,691
   12,053   Lafarge                                            1,294,803
                                                              ----------
                                                               3,266,494
                                                              ----------
            Business & Public Services            11.39%
    7,650   Cap Gemini                                         1,313,114
    3,604   Sodexho Alliance                                     591,974
   14,450   Suez Lyonnaise des Eaux                            2,410,114
   56,202   Vivendi                                            4,339,671
                                                              ----------
                                                               8,654,873
                                                              ----------
            Chemicals                              1.63%
    8,075   Air Liquide                                        1,238,502
                                                              ----------
            Construction & Housing                 1.45%
    3,145   Bouygues                                             867,059
    2,125   Groupe GTM                                           232,096
                                                              ----------
                                                               1,099,155
                                                              ----------
            Electrical & Electronics               6.30%
   16,575   Alcatel                                            2,538,687
    3,383   Legrand                                              804,030
      476   Sagem                                                301,680
   16,966   Schneider                                          1,137,996
                                                              ----------
                                                               4,782,393
                                                              ----------
            Energy Equipment & Services            0.05%
      680   Compagnie Generale de
               Geophysique*                                       41,265
                                                              ----------
            Energy Sources                        10.32%
   27,200   Elf Aquitaine                                      4,769,410
   23,800   Total - Class B                                    3,067,075
                                                              ----------
                                                               7,836,485
                                                              ----------
            Financial Services                     0.51%
    1,887   CPR                                                   85,709
      493   Societe Eurafrance                                   302,559
                                                              ----------
                                                                 388,268
                                                              ----------
            Food & Household Products              3.19%
    3,230   Eridania Beghin-Say                                  427,164
    8,075   Groupe Danone                                      1,997,639
                                                              ----------
                                                               2,424,803
                                                              ----------
            Health & Personal Care                11.93%
    1,309   Essilor International                                436,933
    7,480   L'OREAL                                            4,831,541
   37,400   Rhone-Poulenc                                      1,814,100
   47,600   Sanofi-Synthelabo                                  1,981,029
                                                              ----------
                                                               9,063,603
                                                              ----------
            Industrial Components                  1.94%
   15,300   Michelin - Class B                                   662,779
   10,047   Valeo                                                811,868
                                                              ----------
                                                               1,474,647
                                                              ----------
            Insurance                              4.87%
   29,750   AXA                                                3,701,859
                                                              ----------
            Leisure & Tourism                      2.19%
    4,675   Accor                                              1,124,923
    1,751   Club Mediterranee*                                   181,259
    3,060   Pathe                                                355,551
                                                              ----------
                                                               1,661,733
                                                              ----------
            Machinery & Engineering                0.90%
    2,261   Compagnie Francaise d'Etudes
               de Construction Technip                           249,816
    3,910   Sidel                                                432,425
                                                              ----------
                                                                 682,241
                                                              ----------
            Merchandising                         12.00%
   25,500   Carrefour                                          4,148,093
    5,100   Casino Guichard Perrachon                            537,097
   12,325   Pinault-Printemps-Redoute                          2,135,101
    2,431   Promodes                                           2,293,106
                                                              ----------
                                                               9,113,397
                                                              ----------
            Metals - Steel                         0.65%
   31,875   Usinor                                               493,260
                                                              ----------
            Miscellaneous Materials &
               Commodities                         0.43%
    2,057   Imetal                                               327,660
                                                              ----------
            Multi-Industry                         0.70%
   13,073   Lagardere S.C.A.                                     530,266
                                                              ----------
            Real Estate                            0.55%
    2,295   Simco                                                201,816
    1,581   Union du Credit-Bail Immobilier                      217,937
                                                              ----------
                                                                 419,753
                                                              ----------
            Recreation - Other Consumer
               Goods                               4.26%
    9,350   LVMH (Louis Vuitton Moet
               Hennessy)                                       2,845,395
    7,412   Societe BIC                                          388,333
                                                              ----------
                                                               3,233,728
                                                              ----------
            Telecommunications                     8.70%
   84,864   France Telecom                                     6,606,609
                                                              ----------
            TOTAL COMMON STOCK - BASKET
               (Cost $62,445,969)                             72,630,135
                                                              ----------

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

------------------------------------
France WEBS Index Series (concluded)
------------------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK -
               NON-BASKET                          4.38%
            Banking                                4.03%
   14,391   Compagnie Financiere de Paribas                  $ 1,530,763
    7,800   Societe Generale - Class A                         1,526,714
                                                             -----------
                                                               3,057,477
                                                             -----------
            Electrical & Electronics               0.09%
      261   Sagem                                                 67,683
        7   Sagem - New                                            4,436
                                                             -----------
                                                                  72,119
                                                             -----------
            Recreation - Other Consumer
               Goods                               0.26%
      660   LVMH (Louis Vuitton Moet
               Hennessy) NB                                      200,851
                                                             -----------
            TOTAL COMMON STOCK - NON-BASKET
               (Cost $2,858,357)                               3,330,447
                                                             -----------
            Total Investments
               (Cost $65,304,326)+               100.00%     $75,960,582
                                                 ======      ===========

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $65,361,706.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

             Excess of value over tax cost                   $11,077,308
             Excess of tax cost over value                      (478,432)
                                                             -----------
                                                             $10,598,876
                                                             ===========

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-------------------------
Germany WEBS Index Series
-------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                100.00%
            Automobiles                           11.01%
  108,800   DaimlerChrysler                                 $  8,205,683
   40,000   Volkswagen                                         2,412,591
   13,600   Volkswagen -  Preferred                              469,758
                                                            ------------
                                                              11,088,032
                                                            ------------
            Banking                               10.85%
   59,600   Bayerische Hypo Vereinsbank                        3,531,805
   64,000   Deutsche Bank                                      4,373,931
   65,600   Dresdner Bank                                      3,021,189
                                                            ------------
                                                              10,926,925
                                                            ------------
            Building Materials &
               Components                          1.14%
   20,800   Buderus                                              351,537
    7,920   Heidelberger Zement                                  798,944
                                                            ------------
                                                               1,150,481
                                                            ------------
            Business & Public Services             4.14%
    6,400   SAP                                                2,244,428
    4,800   SAP Vorzug                                         1,926,693
                                                            ------------
                                                               4,171,121
                                                            ------------
            Chemicals                              7.60%
   76,800   BASF                                               3,480,215
   96,000   Bayer                                              4,172,811
                                                            ------------
                                                               7,653,026
                                                            ------------
            Construction & Housing                 0.57%
    6,400   Bilfinger & Berger Bau                               154,135
    9,600   Hochtief                                             416,774
                                                            ------------
                                                                 570,909
                                                            ------------
            Electrical & Electronics               6.42%
   76,800   Siemens                                            6,457,463
                                                            ------------
            Health & Personal Care                 2.81%
   12,800   Beiersdorf                                           861,265
   26,400   Merck KGAA                                           897,940
    9,600   Schering                                           1,066,779
                                                            ------------
                                                               2,825,984
                                                            ------------
            Industrial Components                  0.35%
   15,200   Continental                                          350,016
                                                            ------------
            Insurance                             13.23%
   30,400   Allianz                                            8,005,408
    8,000   AMB Aachener & Muenchener
               Beteiligungs                                      676,033
    4,000   Axa Colonia Konzern                                  388,719
   22,400   Muenchener
               Rueckversicherung (NEW)                         4,254,273
                                                            ------------
                                                              13,324,433
                                                            ------------
            Machinery & Engineering                1.49%
   12,800   Linde                                                781,494
   16,000   MAN                                                  540,826
    8,000   MAN - Preferred                                      172,811
                                                            ------------
                                                               1,495,131
                                                            ------------
            Merchandising                          2.96%
    4,800   Douglas Holding                                      207,880
    1,600   Karstadt                                             757,156
   35,200   Metro                                              2,018,971
                                                            ------------
                                                               2,984,007
                                                            ------------
            Metals - Steel                         1.11%
   48,000   Thyssen                                            1,120,524
                                                            ------------
            Miscellaneous Materials &
               Commodities                         0.23%
    3,200   SGL Carbon                                           233,231
                                                            ------------
            Multi-Industry                         1.36%
   24,000   Preussag                                           1,366,431
                                                            ------------
            Recreation - Other Consumer
               Goods                               0.74%
    8,000   Adidas-Salomon                                       743,636
                                                            ------------
            Telecommunications                    23.84%
  376,000   Deutsche Telekom                                  16,641,386
   48,000   Mannesmann                                         7,361,994
                                                            ------------
                                                              24,003,380
                                                            ------------
            Transportation - Airlines              1.18%
   61,600   Deutsche Lufthansa                                 1,190,747
                                                            ------------
            Utilities - Electrical & Gas           8.97%
   61,520   RWE                                                2,654,581
   22,800   RWE - Preferred                                      727,327
   60,800   VEBA                                               3,872,652
   83,200   Viag                                               1,770,867
                                                            ------------
                                                               9,025,427
                                                            ------------
            TOTAL COMMON STOCK - BASKET
               (Cost $99,603,410)                           $100,680,904
                                                            ------------
            Total Investments
               (Cost $99,603,410)+               100.00%    $100,680,904
                                                 ======     ============

----------
*     Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $100,013,218. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

             Excess of value over tax cost                  $  8,675,876
             Excess of tax cost over value                    (8,008,190)
                                                            ------------
                                                            $    667,686
                                                            ============

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

---------------------------
Hong Kong WEBS Index Series
---------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----

            COMMON STOCK - BASKET                100.00%
            Aerospace & Military Technology        0.96%
  417,600   Hong Kong Aircraft Engineering
               Company Limited                                $  736,764
                                                             -----------
            Banking                               15.66%
1,078,800   Bank Of East Asia Limited                          2,486,803
  669,900   Hang Seng Bank Limited                             7,570,150
  487,200   Wing Lung Bank                                     2,014,001
                                                             -----------
                                                              12,070,954
                                                             -----------
            Broadcasting & Publishing              4.03%
4,350,000   Oriental Press Group                                 560,192
1,566,000   South China Morning Post
               Holdings Limited                                  993,220
  348,000   Television Broadcasts Limited                      1,550,610
                                                             -----------
                                                               3,104,022
                                                             -----------
            Electrical & Electronics               2.55%
  435,000   Johnson Electric Holdings Limited                  1,960,671
                                                             -----------
            Electronic Components,
               Instruments                         0.69%
3,045,000   Elec & Eltek International
               Holdings Limited                                  533,302
                                                             -----------
            Leisure & Tourism                      2.54%
1,609,500   Hong Kong & Shanghai Hotels
               Limited                                         1,274,716
  870,000   Regal Hotels International Limited*                   92,992
  522,000   Shangri-La Asia Limited                              591,562
                                                             -----------
                                                               1,959,270
                                                             -----------
            Merchandising                          1.15%
  957,000   Giordano International Limited                       887,344
                                                             -----------
            Miscellaneous Materials &
               Commodities                         0.99%
  348,000   Varitronix International Limited                     766,342
                                                             -----------
            Multi-Industry                        21.57%
  435,000   Hopewell Holdings Limited                            302,503
1,305,000   Hutchison Whampoa Limited                         12,730,355
  696,000   Swire Pacific Limited - Class A                    3,594,189
                                                             -----------
                                                              16,627,047
                                                             -----------
            Real Estate                           24.74%
  348,000   Cheung Kong Holdings Limited                       3,025,035
3,828,000   Chinese Estates Holdings Limited*                    626,070
1,305,000   Hang Lung Development
               Company Limited                                 1,504,115
  870,000   Hysan Development Company
               Limited                                         1,131,587
  174,000   Miramar Hotel & Investment
               Limited                                           188,224
1,479,000   New World Development
               Company Limited                                 3,561,698
  696,000   Sun Hung Kai Properties Limited                    5,960,439
1,131,000   Wharf Holdings Limited                             3,073,211
                                                             -----------
                                                              19,070,379
                                                             -----------
            Telecommunications                    12.01%
4,071,600   Hong Kong Telecommunications
               Limited                                         9,254,590
                                                             -----------
            Transportation - Airlines              3.45%
1,566,000   Cathay Pacific Airways Limited                     2,662,031
                                                             -----------
            Transportation - Shipping              0.52%
1,914,000   Shun Tak Holdings Limited                            404,234
                                                             -----------
            Utilities - Electrical & Gas           9.14%
  739,500   CLP Holdings Limited                               3,504,559
2,523,000   Hong Kong & China Gas Company
               Limited                                         3,541,531
                                                             -----------
                                                               7,046,090
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $57,148,028)                             77,083,040
                                                             -----------
            COMMON STOCK -
               NON-BASKET                          0.00%
            Financial Services                     0.00%
  276,000   Peregrine Investment Holdings
               Limited*/**                                             0
                                                             -----------
            TOTAL COMMON STOCK - NON-BASKET
               (Cost $397,590)                                         0
                                                             -----------
            Total Investments
               (Cost $57,545,618)+               100.00%     $77,083,040
                                                 ======      ===========

----------
*     Non-income producing security.
**    Fair valued security.
+     Aggregate cost for Federal income tax purposes is $62,026,344.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                    $15,604,382
            Excess of tax cost over value                       (547,686)
                                                             -----------
                                                             $15,056,696
                                                             ===========

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-----------------------
Italy WEBS Index Series
-----------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                100.00%
            Automobiles                            5.29%
   69,138   Fiat SpA                                         $ 2,244,958
   54,000   Fiat SpA-Priv                                        850,185
                                                             -----------
                                                               3,095,143
                                                             -----------
            Banking                               19.48%
  306,000   Banca Commerciale Italiana SpA                     2,091,609
   83,754   Banca Popolare di Milano SpA                         610,439
  446,544   Banco Intesa SpA                                   1,893,343
  178,632   Banco Intesa SpA Rnc                                 360,396
  198,000   Istituto Bancario San Paolo di
               Torino SpA                                      2,666,841
  108,000   Mediobanca SpA                                     1,118,103
  576,000   Unicredito Italiano SpA                            2,664,920
                                                             -----------
                                                              11,405,651
                                                             -----------
            Broadcasting & Publishing              4.48%
   36,000   Arnoldo Mondadori Editore SpA                        581,506
  230,058   Mediaset SpA                                       2,040,316
                                                             -----------
                                                               2,621,822
                                                             -----------
            Building Materials &
               Components                          0.85%
   36,000   Italcementi SpA                                      495,071
                                                             -----------
            Construction & Housing                 0.76%
   85,572   Sirti SpA                                            443,000
                                                             -----------
            Energy Sources                        14.25%
1,386,000   ENI SpA                                            8,344,988
                                                             -----------
            Food & Household Products              0.84%
  382,302   Parmalat Finanziaria SpA                             495,091
                                                             -----------
            Industrial Components                  1.47%
  342,000   Pirelli SpA                                          858,703
                                                             -----------
            Insurance                             14.95%
  142,020   Assicurazioni Generali SpA                         4,811,008
  810,000   Istituto Nazionale delle
               Assicurazioni SpA                               1,966,177
   90,000   Riunione Adriatica di Sicurta SpA                    846,857
   68,436   Riunione Adriatica di Sicurta
               SpA Rnc                                           561,252
   53,928   Societa Assicuratrice Industriale
               SpA                                               567,022
                                                             -----------
                                                               8,752,316
                                                             -----------
            Merchandising                          0.74%
   54,072   La Rinascente SpA                                    431,399
                                                             -----------
            Multi-Industry                         2.44%
  630,396   Montedison SPA                                       951,554
  145,890   Montedison SpA Rnc                                   172,596
  270,000   SNIA BPD SpA                                         304,024
                                                             -----------
                                                               1,428,174
                                                             -----------
            Real Estate                            0.72%
  882,558   Unione Immobiliare SpA                               420,630
                                                             -----------
            Recreation - Other Consumer
               Goods                               0.77%
   69,444   Bulgari SpA                                          453,840
                                                             -----------
            Telecommunications                    27.48%
  564,804   Olivetti SpA*                                      1,314,913
1,152,000   Telecom Italia Mobile SpA                          6,689,071
  249,408   Telecom Italia Mobile SpA Rnc                        866,750
  630,000   Telecom Italia SpA                                 6,367,878
  148,860   Telecom Italia SpA Rnc                               849,887
                                                             -----------
                                                              16,088,499
                                                             -----------
            Textiles & Apparel                     1.48%
  360,000   Benetton Group SpA                                   692,469
   23,598   Marzotto SpA                                         176,455
                                                             -----------
                                                                 868,924
                                                             -----------
            Transportation - Airlines              0.80%
  174,186   Alitalia SpA                                         466,422
                                                             -----------
            Utilities - Electrical & Gas           3.20%
  138,870   Edison SpA                                         1,161,480
  170,334   Italgas SpA                                          712,139
                                                             -----------
                                                               1,873,619
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $52,292,226)                             58,543,292
                                                             -----------
            COMMON STOCK -
               NON-BASKET                          0.00%
            Automobiles                            0.00%
       11   Fiat SPA                                                 357
                                                             -----------
            Multi-Industry                         0.00%
        9   Montedison SPA                                            14
                                                             -----------
            TOTAL COMMON STOCK - NON-BASKET
               (Cost $374)                                           371
                                                             -----------
            Total Investments
               (Cost $52,292,600)+               100.00%     $58,543,663
                                                 ======      ===========

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $53,029,375.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

             Excess of value over tax cost                   $ 6,815,848
             Excess of tax cost over value                    (1,301,560)
                                                             -----------
                                                             $ 5,514,288
                                                             ===========

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-----------------------
Japan WEBS Index Series
-----------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                 99.99%
            Appliances & Household
               Durables                            7.17%
  810,000   Matsushita Electric Industrial
               Company Limited                              $ 15,956,952
   90,000   Pioneer  Corporation                               1,594,054
  810,000   Sanyo Electric Company Limited                     3,509,052
  450,000   Sharp Corporation                                  6,853,938
  180,000   Sony Corporation                                  23,278,763
                                                            ------------
                                                              51,192,759
                                                            ------------
            Automobiles                            8.39%
  360,000   Honda Motor Company Limited                       14,446,623
  990,000   Nissan Motor Company Limited*                      5,760,591
1,350,000   Toyota Motor Corporation                          39,769,255
                                                            ------------
                                                              59,976,469
                                                            ------------
            Banking                               13.33%
  810,000   Asahi Bank Limited                                 4,949,610
  450,000   Ashikaga Bank Limited                                923,435
1,620,000   Bank Of Tokyo-Mitsubishi Limited                  24,157,052
  450,000   Bank Of Yokohama Limited                           1,395,412
  360,000   Chiba Bank Limited                                 1,349,446
  990,000   Fuji Bank Limited                                 10,202,928
  180,000   Gunma Bank Limited                                 1,165,580
  270,000   Hokuriku Bank Limited*                               544,211
  990,000   Industrial Bank of Japan Limited                  10,067,491
  360,000   Joyo Bank Limited                                  1,444,662
  540,000   Mitsubishi Trust & Banking
               Corporation                                     5,663,733
  450,000   Mitsui Trust & Banking Company
               Limited                                           927,539
1,260,000   Sakura Bank Limited                                6,665,147
  180,000   Seventy-Seven Bank Limited                         1,758,220
  360,000   Shizuoka Bank Limited                              3,939,988
1,080,000   Sumitomo Bank Limited                             14,774,956
  720,000   Tokai Bank Limited                                 4,570,386
   90,000   Yamaguchi Bank Limited                               701,810
                                                            ------------
                                                              95,201,606
                                                            ------------
            Beverages & Tobacco                    1.25%
  180,000   Asahi Breweries Limited                            2,731,725
  450,000   Kirin Brewery Company Limited                      5,458,525
  180,000   Sapporo Breweries Limited                            755,164
                                                            ------------
                                                               8,945,414
                                                            ------------
            Building Materials &
               Components                          1.04%
  180,000   Inax Corporation                                   1,326,463
  180,000   Sekisui Chemical Company
               Limited                                         1,001,414
   90,000   Sumitomo Forestry Company
               Limited                                           712,481
  450,000   Taiheiyo Cement Corporation                        1,177,892
   90,000   Tostem Corporation                                 1,846,869
  180,000   Toto Limited                                       1,329,746
                                                            ------------
                                                               7,394,865
                                                            ------------
            Business & Public Services             1.62%
  270,000   Dai Nippon Printing Company
               Limited                                         4,407,862
  180,000   Kamigumi Company Limited                           1,083,497
   90,000   Kokuyo Company Limited                             1,600,620
   90,000   Mitsubishi Logistics Corporation                   1,009,622
  270,000   Toppan Printing Company Limited                    3,447,490
                                                            ------------
                                                              11,549,091
                                                            ------------
            Chemicals                              3.20%
  540,000   Asahi Chemical Industry Company
               Limited                                         2,881,116
  360,000   Dainippon Ink & Chemicals
               Incorporated                                    1,395,412
  180,000   Kuraray Company Limited                            2,160,427
  900,000   Mitsubishi Chemical Corporation                    3,020,658
  270,000   Mitsubishi Rayon Company Limited                     760,910
   90,000   Shin-Etsu Chemical Company
               Limited                                         3,660,906
  450,000   Showa Denko                                          615,623
  630,000   Sumitomo Chemical Company
               Limited                                         3,229,149
  360,000   Teijin Limited                                     1,526,745
  540,000   Toray Industries Incorporated                      2,767,842
  270,000   Tosoh Corporation                                    849,560
                                                            ------------
                                                              22,868,348
                                                            ------------
            Construction & Housing                 2.10%
  180,000   Daiwa House Industry Company
               Limited                                         1,805,828
  630,000   Kajima Corporation                                 2,717,771
   90,000   Kandenko Company Limited                             532,719
   90,000   Kinden Corporation                                   902,914
  630,000   Kumagai Gumi Company Limited*                        660,769
  180,000   Nishimatsu Construction Company
               Limited                                         1,042,455
  270,000   Obayashi Corporation                               1,455,333
  270,000   Sekisui House Limited                              2,898,354
  450,000   Shimizu Corporation                                2,006,931
  450,000   Taisei Corporation                                 1,005,518
                                                            ------------
                                                              15,028,592
                                                            ------------
            Data Processing & Reproduction         4.05%
  360,000   Canon Incorporated                                10,506,635
  630,000   Fujitsu Limited                                   18,444,069
                                                            ------------
                                                              28,950,704
                                                            ------------
            Electrical & Electronics               3.99%
1,260,000   Hitachi Limited                                   12,767,203
   90,000   Makita Corportion                                  1,067,080
  810,000   Mitsubishi Electric Corporation                    4,092,663
  540,000   NEC Corporation                                    8,766,474
   90,000   Omron Corporation                                  1,834,557
                                                            ------------
                                                              28,527,977
                                                            ------------
            Electronic Components,
               Instruments                         4.37%
   90,000   Fanuc Limited                                      5,417,484
   90,000   Kyocera Corporation                                5,909,982
   90,000   Murata Manufacturing Company
               Limited                                         7,223,312
  180,000   Nikon Corporation                                  3,046,924
  180,000   Olympus Optical Company Limited                    2,677,550
   90,000   Tokyo Electron Limited                             6,320,398
   90,000   Yokogawa Electric Corporation                        627,936
                                                            ------------
                                                              31,223,586
                                                            ------------
            Energy Sources                         0.54%
  270,000   Cosmo Oil Company Limited                            492,499
  450,000   Japan Energy Corporation                             574,582
  630,000   Nippon Mitsubishi Oil Corporation                  2,786,721
                                                            ------------
                                                               3,853,802
                                                            ------------

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-----------------------------------
Japan WEBS Index Series (continued)
-----------------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            Financial Services                     3.72%
   90,000   Acom Company Limited                             $ 9,119,431
   90,000   Credit Saison Company Limited                      2,027,452
  540,000   Daiwa Securities Group
               Incorporated                                    4,880,660
  720,000   Nomura Securities Company Limited                 10,539,468
                                                             -----------
                                                              26,567,011
                                                             -----------
            Food & Household Products              2.01%
  270,000   Ajinomoto Company Incorporated                     3,080,578
  180,000   Kao Corporation                                    5,105,568
  180,000   Meiji Seika Incorporated                           1,346,163
   90,000   Nippon Meat Packers Incorporated                   1,231,246
   90,000   Nissin Food Products Company
               Limited                                         2,380,409
   90,000   Yamazaki Baking Company Limited                    1,190,205
                                                             -----------
                                                              14,334,169
                                                             -----------
            Forest Products & Paper                0.77%
  360,000   Nippon Paper Industries Company                    2,363,993
  450,000   Oji Paper Company Limited                          3,119,157
                                                             -----------
                                                               5,483,150
                                                             -----------
            Health & Personal Care                 5.56%
   90,000   Daiichi Pharmaceutical Company
               Limited                                         1,388,025
   90,000   Eisai Company Limited                              2,076,702
  180,000   Kyowa Hakko Kogyo Company
               Limited                                         1,362,579
  180,000   Sankyo Company Limited                             5,007,068
  180,000   Shionogi & Company Limited                         1,543,162
  180,000   Shiseido Company Limited                           2,511,742
   90,000   Taisho Pharmaceutical Company
               Limited                                         3,784,030
  360,000   Takeda Chemical Industries                        18,058,279
   90,000   Yamanouchi Pharmaceutical
               Company Limited                                 4,005,655
                                                             -----------
                                                              39,737,242
                                                             -----------
            Industrial Components                  4.32%
  270,000   Bridgestone Corporation                            7,633,727
  360,000   Denso Corporation                                  8,011,309
  180,000   Fujikura Limited                                   1,152,447
  270,000   Furukawa Electric Company
               Limited                                         1,526,745
  180,000   Minebea Company Limited                            2,166,993
  180,000   NGK Insulators Limited                             1,887,911
   90,000   NGK Spark Plug Company Limited                       922,614
  270,000   NSK Limited                                        1,733,595
  270,000   NTN Corporation                                      935,747
  360,000   Sumitomo Electric Industries                       4,892,152
                                                             -----------
                                                              30,863,240
                                                             -----------
            Insurance                              2.03%
  360,000   Mitsui Marine & Fire Insurance
               Company Limited                                 1,973,277
  180,000   Nichido Fire & Marine Insurance
               Company Limited                                   861,872
  270,000   Nippon Fire & Marine Insurance
               Company Limited                                   886,497
  360,000   Sumitomo Marine & Fire Insurance
               Company Limited                                 2,331,160
  720,000   Tokio Marine & Fire Insurance
               Company Limited                                 8,470,975
                                                             -----------
                                                              14,523,781
                                                             -----------
            Leisure & Tourism                      0.07%
   90,000   Tokyo Dome Corporation*                              505,632
                                                             -----------
            Machinery & Engineering                3.02%
  180,000   Amada Company Limited                              1,510,329
  180,000   Daikin Industries Limited                          1,969,994
   90,000   Ebara Corporation                                  1,108,122
  450,000   Hitachi Zosen Corporation*                           529,436
  540,000   Kawasaki Heavy Industries Limited                  1,231,246
  450,000   Komatsu Limited                                    2,872,908
  630,000   Kubota Corporation                                 1,988,052
   90,000   Kurita Water Industries Limited                    1,630,170
1,260,000   Mitsubishi Heavy Industries Limited                5,481,509
  540,000   Mitsui Engineering & Shipbuilding
               Company Limited*                                  581,148
  360,000   Sumitomo Heavy Industries Limited*                 1,208,263
   90,000   Toyoda Automatic Loom Works
               Limited                                         1,470,929
                                                             -----------
                                                              21,582,106
                                                             -----------
            Merchandising                          3.45%
  270,000   Daiei Incorporated*                                1,149,984
   90,000   Hankyu Department Stores                             625,473
   90,000   Isetan Company Limited
               Incorporated                                      800,310
  180,000   Ito-Yokado Company Limited                        13,231,794
   90,000   Jusco Company Limited                              1,731,953
  180,000   Marui Company Limited                              3,004,241
  180,000   Mitsukoshi Limited*                                1,067,080
   90,000   Mycal Corporation                                    541,748
   90,000   Seiyu Limited*                                       453,099
   90,000   Takashimaya Company Limited                          804,414
   90,000   Uny Company Limited                                1,231,246
                                                             -----------
                                                              24,641,342
                                                             -----------
            Metals - Non Ferrous                   0.34%
  450,000   Mitsubishi Materials Corporation*                  1,268,184
  360,000   Nippon Light Metal Company
               Limited                                           495,782
  180,000   Sumitomo Metal Mining Company                        699,348
                                                             -----------
                                                               2,463,314
                                                             -----------
            Metals - Steel                         1.56%
  810,000   Kawasaki Steel Corporation                         1,846,869
2,340,000   Nippon Steel Corporation                           6,125,040
1,260,000   NKK Corporation*                                   1,172,146
1,170,000   Sumitomo Metal Industries Limited*                 1,568,608
   90,000   Tokyo Steel Manufacturing
               Company Limited                                   420,265
                                                             -----------
                                                              11,132,928
                                                             -----------
            Miscellaneous Materials &
               Commodities                         1.15%
  450,000   Asahi Glass Company Limited                        2,840,075
   90,000   Nitto Denko Corporation                            2,487,118
   90,000   Toyo Seikan Kaisha Limited                         2,093,119
  360,000   Ube Industries Limited                               794,564
                                                             -----------
                                                               8,214,876
                                                             -----------
            Real Estate                            1.09%
  540,000   Mitsubishi Estate Company Limited                  5,575,083
  270,000   Mitsui Fudosan Company Limited                     2,194,081
                                                             -----------
                                                               7,769,164
                                                             -----------

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-----------------------------------
Japan WEBS Index Series (concluded)
-----------------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            Recreation - Other Consumer
               Goods                               1.85%
  180,000   Casio Computer Company Limited                   $ 1,250,946
  180,000   Citizen Watch Company Limited                      1,546,445
  180,000   Fuji Photo Film Company                            6,566,647
  180,000   Konica Corporation                                   723,973
   90,000   Shimano Incorporated                               2,150,577
   90,000   Yamaha Corporation                                   984,997
                                                            ------------
                                                              13,223,585
                                                            ------------
            Telecommunications                     7.21%
   45,900   Nippon Telegraph & Telephone
               Corporation                                    51,490,720
                                                            ------------
            Textiles & Apparel                     0.21%
   90,000   Nisshinbo Industries Incorporated                    468,694
  630,000   Toyobo Company Limited                             1,005,518
                                                            ------------
                                                               1,474,212
                                                            ------------
            Transportation - Airlines              0.39%
  720,000   Japan Airlines Company Limited                     2,764,558
                                                            ------------
            Transportation - Road & Rail           3.73%
    1,440   East Japan Railway Company                         8,707,374
  450,000   Hankyu Corporation                                 1,596,516
  180,000   Keihin Electric Express Railway
               Company Limited                                   645,173
  540,000   Kinki Nippon Railway Company Limited               2,698,892
  360,000   Nagoya Railroad Company Limited                    1,073,647
  270,000   Nankai Electric Railway Company Limited            1,108,122
  360,000   Nippon Express Company Limited                     2,748,142
  270,000   Odakyu Electric Railway Company                      866,797
   90,000   Seino Transportation Company Limited                 572,940
  360,000   Tobu Railway Company Limited                       1,113,047
  450,000   Tokyu Corporation                                  1,181,996
  180,000   Yamato Transport Company Limited                   4,350,404
                                                            ------------
                                                              26,663,050
                                                            ------------
            Transportation - Shipping              0.42%
  540,000   Mitsui O.S.K. Lines Limited                        1,034,247
  540,000   Nippon Yusen Kabushiki Kaisha                      1,969,994
                                                            ------------
                                                               3,004,241
                                                            ------------
            Utilities - Electrical & Gas           3.94%
  360,000   Kansai Electric Power Company
               Incorporated                                    6,894,979
  990,000   Osaka Gas Company Limited                          3,160,199
  180,000   Tohoku Electric Power Company
               Incorporated                                    2,856,491
  540,000   Tokyo Electric Power Company                      12,558,712
1,080,000   Tokyo Gas Company Limited                          2,659,492
                                                            ------------
                                                              28,129,873
                                                            ------------
            Wholesale & International Trade        2.10%
  540,000   Itochu Corporation                                 1,649,870
  540,000   Marubeni Corporation                               1,275,571
  540,000   Mitsubishi Corporation                             4,486,662
  720,000   Mitsui & Company Limited                           5,062,885
  360,000   Sumitomo Corporation                               2,560,992
                                                            ------------
                                                              15,035,980
                                                            ------------
            TOTAL COMMON STOCK - BASKET
               (Cost $618,935,784)                           714,317,387
                                                            ------------
            COMMON STOCK -
               NON-BASKET                          0.01%
            Electronic Components,
               Instruments                         0.01%
      352   Tokyo Electron Limited                                24,720
                                                            ------------
            Energy Sources                         0.00%
      500   Nippon Mitsubishi Oil Corporation                      2,211
                                                            ------------
            Financial Services                     0.00%
      400   Credit Saison Company Limited                          9,011
                                                            ------------
            TOTAL COMMON STOCK - NON-BASKET
               (Cost $21,578)                                     35,942
                                                            ------------
            Total Investments
               (Cost $618,957,362)+              100.00%    $714,353,329
                                                 ======     ============

----------
*     Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $624,313,812. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

             Excess of value over tax cost                  $ 99,918,660
             Excess of tax cost over value                    (9,879,143)
                                                            ------------
                                                            $ 90,039,517
                                                            ============

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

---------------------------------
Malaysia (Free) WEBS Index Series
---------------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                 99.68%
            Automobiles                            5.41%
  454,000   Edaran Otomobil Nasional                         $ 1,672,632
  454,000   Oriental Holdings                                    997,605
  681,000   Perusahaan Otomobil Nasional                       1,353,039
1,589,000   Tan Chong Motor Holdings                             945,037
                                                             -----------
                                                               4,968,313
                                                             -----------
            Banking                               17.40%
1,135,000   Commerce Asset Holdings                            2,613,487
2,951,000   Malayan Banking                                    9,707,237
2,043,000   Public Bank                                        1,924,721
2,043,000   RHB Capital*                                       1,741,926
                                                             -----------
                                                              15,987,371
                                                             -----------
            Beverages & Tobacco                    4.82%
1,135,000   Guinness Anchor                                    1,266,421
  454,000   Rothmans of Pall Mall                              3,166,053
                                                             -----------
                                                               4,432,474
                                                             -----------
            Broadcasting & Publishing              1.08%
  454,000   New Straits Times Press*                             991,632
                                                             -----------
            Building Materials &
               Components                          1.90%
  681,000   Hume Industries (Malaysia)                           663,079
  908,000   Malayan Cement                                       296,295
2,043,000   Pan Malaysia Corporation                             790,318
                                                             -----------
                                                               1,749,692
                                                             -----------
            Construction & Housing                 3.64%
  227,000   Ekran*                                               107,526
1,589,000   YTL Corporation                                    3,240,724
                                                             -----------
                                                               3,348,250
                                                             -----------
            Electrical & Electronics               0.27%
  681,000   Time Engineering*                                    247,310
                                                             -----------
            Electronic Components,
               Instruments                         1.77%
  454,000   Malaysian Pacific Industries                       1,624,842
                                                             -----------
            Energy Sources                         0.95%
  681,000   Shell Refining Company                               874,547
                                                             -----------
            Financial Services                     2.48%
  681,000   AMMB Holdings                                      1,218,632
1,135,000   MBF Capital*                                         382,316
  908,000   Rashid Hussain                                       673,832
                                                             -----------
                                                               2,274,780
                                                             -----------
            Food & Household Products              2.69%
  454,000   Nestle (Malaysia)                                  1,756,263
  681,000   Perlis Plantations                                   713,258
                                                             -----------
                                                               2,469,521
                                                             -----------
            Industrial Components                  0.39%
  908,000   Leader Universal Holdings*                           363,200
                                                             -----------
            Leisure & Tourism                      8.47%
2,951,000   Magnum Corporation                                 2,593,774
2,043,000   Resorts World                                      5,188,145
                                                             -----------
                                                               7,781,919
                                                             -----------
            Machinery & Engineering                1.60%
  681,000   UMW Holdings                                       1,469,526
                                                             -----------
            Metals - Steel                         0.71%
2,497,000   Amsteel Corporation                                  653,820
                                                             -----------
            Miscellaneous Materials &
               Commodities                         5.09%
2,043,000   Golden Hope Plantations                            1,677,410
1,589,000   Highlands & Lowlands                                 965,945
  681,000   IOI Corporation*                                     413,976
  227,000   Kian Joo Can Factory                                 409,197
  908,000   Kuala Lumpur Kepong                                1,206,684
                                                             -----------
                                                               4,673,212
                                                             -----------
            Multi-Industry                         9.49%
3,178,000   Berjaya Group                                        928,310
  454,000   Land & General*                                      259,258
1,816,000   Malaysia Mining Corporation                          855,432
1,589,000   Multi-Purpose Holdings*                              961,763
2,724,000   Sime Darby                                         3,584,211
1,135,000   United Engineers (Malaysia)*                       2,135,592
                                                             -----------
                                                               8,724,566
                                                             -----------
            Real Estate                            1.80%
2,043,000   Hong Leong Properties                                639,782
1,135,000   Malaysian Resources Corporation*                   1,015,526
                                                             -----------
                                                               1,655,308
                                                             -----------
            Telecommunications                    14.75%
2,043,000   Technology Resources Industries                    1,403,218
4,086,000   Telekom Malaysia                                  12,150,474
                                                             -----------
                                                              13,553,692
                                                             -----------
            Transportation - Airlines              0.83%
  681,000   Malaysian Airline System                             763,437
                                                             -----------
            Transportation - Shipping              3.39%
2,043,000   Malaysia International Shipping                    3,118,263
                                                             -----------
            Utilities - Electrical & Gas          10.75%
4,313,000   Tenaga Nasional                                    9,874,500
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $69,800,040)                             91,600,175
                                                             -----------
            COMMON STOCK -
               NON-BASKET                          0.32%
            Building Materials &
               Components                          0.10%
5,448,000   Malayan Cement Berhad Rights*
               expiration 9/9/99                                  93,189
                                                             -----------
            Financial Services                     0.22%
1,135,000   Idris Hydraulic (Malaysia)*/**                       198,625
                                                             -----------
            Metals - Steel                         0.00%
   35,944   Silverstone BHD*/**                                        0
                                                             -----------
            TOTAL COMMON STOCK - NON-BASKET
               (Cost $511,737)                                   291,814
                                                             -----------
            Total Investments
               (Cost $70,311,777)+               100.00%     $91,891,989
                                                 ======      ===========

----------
*     Non-income producing security.
**    Fair valued security.
+     Aggregate cost for Federal income tax purposes is $72,936,931.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                    $23,657,753
            Excess of tax cost over value                     (4,702,695)
                                                             -----------
                                                             $18,955,058
                                                             ===========

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-------------------------------
Mexico (Free) WEBS Index Series
-------------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                100.00%
            Banking                                6.23%
   16,000   Grupo Financiero Banamex
               Accival SA de CV - Series L*                  $    28,406
  368,000   Grupo Financiero Banamex
               Accival SA de CV - Series O*                      708,449
1,552,000   Grupo Financiero Bancomer SA
               de CV - Series O                                  378,456
  176,000   Grupo Financiero Banorte SA
               de CV - Series O*                                 210,824
                                                             -----------
                                                               1,326,135
                                                             -----------
            Beverages & Tobacco                   18.83%
  304,000   Fomento Economico Mexicano
               SA de CV - Series UBD                             999,786
  156,800   Grupo Continental SA                                 216,334
  768,000   Grupo Modelo SA de CV -
               Series C                                        2,057,583
  128,000   Savia SA de CV*                                      736,513
                                                             -----------
                                                               4,010,216
                                                             -----------
            Broadcasting & Publishing              6.79%
    80,000  Grupo Televisa SA - Series CPO*                    1,445,989
                                                             -----------
            Building Materials &
               Components                          6.75%
    80,000  Apasco SA de CV                                      440,642
    80,000  Cemex SA de CV - Series A                            356,791
    96,000  Cemex SA de CV - Series B                            427,123
    48,000  Cemex SA de CV - Series CPO                          212,535
                                                             -----------
                                                               1,437,091
                                                             -----------
            Chemicals                              0.32%
    48,000  Cydsa SA de CV - Series A                             68,791
                                                             -----------
            Construction & Housing                 1.05%
    32,000  Corporacion GEO SA de CV  -
               Series B*                                         106,267
   192,000  Empresas ICA Sociedad
               Controladora SA de CV                             118,280
                                                             -----------
                                                                 224,547
                                                             -----------
            Energy Equipment & Services            0.87%
   16,000   Tubos de Acero de Mexico SA                          185,669
                                                             -----------
            Financial Services                     0.75%
1,488,000   Grupo Financiero Probursa
               SA de CV - Series B*                              159,144
                                                             -----------
            Food & Household Products              4.90%
  112,000   Grupo Herdez SA - Series B*                           34,019
  400,000   Grupo Industrial Bimbo
               SA de CV - Series A                               843,636
  256,000   Grupo Industrial Maseca
               SA de CV - Series B                               165,921
                                                             -----------
                                                               1,043,576
                                                             -----------
            Health & Personal Care                 4.54%
  304,000   Kimberly-Clark de Mexico
               SA de CV - Series A                               965,647
                                                             -----------
            Merchandising                          9.82%
  128,000   Cifra SA de CV - Series C*                           194,396
  880,000   Cifra SA de CV - Series V*                         1,460,706
  288,000   Controladora  Comercial
               Mexicana  SA de CV - Series UBC                   271,059
  352,000   Grupo Elektra SA de CV -
               Series CPO                                        164,141
                                                             -----------
                                                               2,090,302
                                                             -----------
            Metals - Non Ferrous                   5.59%
  176,000   Grupo Mexico SA - Series B                           763,294
  160,000   Industrias Penoles SA - Series CPO                   427,808
                                                             -----------
                                                               1,191,102
                                                             -----------
            Miscellaneous Materials &
               Commodities                         0.64%
   96,000   Vitro SA - Series A                                  136,556
                                                             -----------
            Multi-Industry                         8.70%
  144,000   Alfa SA de CV - Series A                             546,738
  400,000   Desc SA de CV - Series B                             372,193
  240,000   Grupo Carso SA de CV - Series A1*                    933,048
                                                             -----------
                                                               1,851,979
                                                             -----------
            Telecommunications                    24.22%
  256,000   Telefonos de Mexico SA -
               Series A                                          948,706
1,136,000   Telefonos de Mexico SA -
               Series L                                        4,209,882
                                                             -----------
                                                               5,158,588
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $20,830,535)                             21,295,332
                                                             -----------
            Total Investments
               (Cost $20,830,535)+               100.00%     $21,295,332
                                                 ======      ===========

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $20,871,167.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                    $ 2,059,186
            Excess of tax cost over value                     (1,635,021)
                                                             -----------
                                                             $   424,165
                                                             ===========

                 See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-----------------------------
Netherlands WEBS Index Series
-----------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                100.00%
            Appliances & Household
               Durables                            4.81%
   14,904   Philips Electronics                              $ 1,535,740
                                                             -----------
            Banking                                5.35%
   70,200   ABN Amro Holding                                   1,709,211
                                                             -----------
            Beverages & Tobacco                    4.00%
   25,650   Heineken                                           1,278,842
                                                             -----------
            Broadcasting & Publishing              5.14%
   48,600   Elsevier                                             559,565
   29,160   Wolters Klumer - CVA                               1,084,221
                                                             -----------
                                                               1,643,786
                                                             -----------
            Business & Public Services             6.53%
   16,119   Getronics                                            789,179
   43,200   TNT Post Group                                     1,065,512
   13,500   Vedior                                               233,152
                                                             -----------
                                                               2,087,843
                                                             -----------
            Chemicals                              3.70%
   25,380   Akzo Nobel                                         1,180,933
                                                             -----------
            Construction & Housing                 1.23%
   19,710   Hollandsche Beton Groep                              233,181
    3,429   IHC Caland                                           161,363
                                                             -----------
                                                                 394,544
                                                             -----------
            Data Processing & Reproduction         2.65%
   39,825   Oce                                                  845,550
                                                             -----------
            Energy Equipment & Services            0.85%
   10,530   Koninklijke Pakhoed                                  270,841
                                                             -----------
            Energy Sources                        22.38%
  116,370   Royal Dutch/Shell Group                            7,154,045
                                                             -----------
            Financial Services                     8.71%
   50,760   Ing Groep                                          2,782,765
                                                             -----------
            Food & Household Products              6.20%
   28,485   Unilever                                           1,981,343
                                                             -----------
            Insurance                              9.86%
   36,045   Aegon                                              3,152,557
                                                             -----------
            Machinery & Engineering                1.71%
   25,353   Stork                                                547,659
                                                             -----------
            Merchandising                          4.84%
   43,200   Koninklijke Ahold                                  1,546,931
                                                             -----------
            Metals - Steel                         1.47%
    8,100   Koninklijke Hoogovens                                468,443
                                                             -----------
            Telecommunications                     4.92%
   35,100   Koninklijke Kpn                                    1,572,029
                                                             -----------
            Transportation - Airlines              1.97%
   22,950   KLM - Koninklijke Luchvaart Mij                      630,295
                                                             -----------
            Transportation - Road & Rail           0.96%
   10,800   Koninklijke Nedlloyd                                 308,017
                                                             -----------
            Wholesale & International
               Trade                               2.72%
   15,120   Buhrmann                                             266,720
   24,300   Hagemeyer                                            603,201
                                                             -----------
                                                                 869,921
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $31,660,520)                             31,961,295
                                                             -----------
            Total Investments
               (Cost $31,660,520)+               100.00%     $31,961,295
                                                 ======      ===========

----------
+     Aggregate cost for Federal income tax purposes is $31,982,325.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                    $ 2,183,296
            Excess of tax cost over value                     (2,204,326)
                                                             -----------
                                                             $   (21,030)
                                                             ===========

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

----------------------------------
Singapore (Free) WEBS Index Series
----------------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                 98.58%
            Automobiles                            1.77%
  286,000   Cycle & Carriage Limited                        $  1,613,133
  286,000   Inchcape Motors Limited                              387,152
                                                            ------------
                                                               2,000,285
                                                            ------------
            Banking                               23.09%
  858,000   Development Bank of Singapore
               Limited                                         9,831,621
1,573,000   Oversea-Chinese Banking
               Corporation Limited                            11,020,246
  715,000   United Overseas Bank
               Limited                                         5,306,359
                                                            ------------
                                                              26,158,226
                                                            ------------
            Beverages & Tobacco                    2.40%
  715,000   Fraser & Neave Limited                             2,716,856
                                                            ------------
            Broadcasting & Publishing              4.20%
  286,000   Singapore Press Holdings
               Limited                                         4,754,497
                                                            ------------
            Business & Public Services             1.06%
  572,000   Parkway Holdings Limited                           1,202,209
                                                            ------------
            Electronic Components,
               Instruments                         2.46%
  143,000   Creative Technology Limited                        1,417,859
  143,000   Venture Manufacturing
               (Singapore) Limited                             1,366,918
                                                            ------------
                                                               2,784,777
                                                            ------------
            Leisure & Tourism                      3.22%
  572,000   Hotel Properties Limited                             526,391
  429,000   Overseas Union Enterprise
               Limited                                         1,207,303
  858,000   Shangri-La Hotel Limited                           1,915,383
                                                            ------------
                                                               3,649,077
                                                            ------------
            Machinery & Engineering                3.80%
3,575,000   Singapore Technologies
               Engineering Limited                             4,308,763
                                                            ------------
            Merchandising                          0.40%
  143,000   Robinson & Company Limited                           449,979
                                                            ------------
            Metals - Steel                         0.54%
  286,000   Natsteel Limited                                     607,896
                                                            ------------
            Multi-Industry                        10.34%
  572,000   Haw Par Corporation Limited                          950,900
1,430,000   Keppel Corporation Limited                         4,627,145
2,574,000   Sembcorp Industries Limited                        3,423,238
2,288,000   Straits Trading Company Limited                    2,716,856
                                                            ------------
                                                              11,718,139
                                                            ------------
            Real Estate                           13.40%
  858,000   City Developments Limited                          5,195,986
2,002,000   DBS Land Limited                                   4,564,318
  429,000   First Capital Corporation Limited                    596,010
4,004,000   United Industrial Corporation
               Limited                                         2,294,045
2,717,000   United Overseas Land Limited                       2,532,619
                                                            ------------
                                                              15,182,978
                                                            ------------
            Telecommunications                    14.11%
9,008,994   Singapore Telecommunications
               Limited                                        15,992,930
                                                            ------------
            Transportation - Airlines             11.84%
1,430,000   Singapore Airlines Limited                        13,414,475
                                                            ------------
            Transportation - Road & Rail           2.36%
5,291,000   Comfort Group Limited*                             2,670,160
                                                            ------------
            Transportation - Shipping              3.59%
3,146,000   Neptune Orient Lines Limited*                      4,071,887
                                                            ------------
            TOTAL COMMON STOCK - BASKET
               (Cost $79,962,515)                            111,683,134
                                                            ------------
            COMMON STOCK -
               NON-BASKET                          1.42%
            Banking                                1.41%
  139,854   Development Bank of Singapore
               Limited                                         1,602,554
                                                            ------------
            Broadcasting & Publishing              0.01%
      700   Singapore Press Holdings
               Limited                                            11,637
                                                            ------------
            TOTAL COMMON STOCK - NON-BASKET
               (Cost $1,010,605)                               1,614,191
                                                            ------------
            Total Investments
               (Cost $80,973,120)+               100.00%    $113,297,325
                                                 ======     ============

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $85,340,163.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                   $ 29,338,368
            Excess of tax cost over value                     (1,381,206)
                                                            ------------
                                                            $ 27,957,162
                                                            ============

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-----------------------
Spain WEBS Index Series
-----------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                 99.90%
            Banking                               28.20%
    76,000  Argentaria Corp SA                               $ 1,730,010
   266,000  Banco Bilbao Vizcaya SA                            3,545,917
   535,154  Banco Santander Central
               Hispano SA                                      5,375,847
                                                             -----------
                                                              10,651,774
                                                             -----------
            Beverages & Tobacco                    3.15%
    21,166  El Aguila SA*                                        203,455
    51,300  Tabacalera SA                                        984,600
                                                             -----------
                                                               1,188,055
                                                             -----------
            Building Materials &
               Components                          1.49%
    13,300  Portland Valderrivas SA                              393,507
    19,000  Uralita SA                                           167,381
                                                             -----------
                                                                 560,888
                                                             -----------
            Business & Public Services             4.76%
    47,880  Aguas de Barcelona                                   788,981
    76,000  Autopistas Concesionaria
               Espanola SA                                       850,153
    16,112  Prosegur Cia de Seguridad SA                         158,959
                                                             -----------
                                                               1,798,093
                                                             -----------
            Chemicals                              0.26%
   126,977  Ercros SA*                                            96,571
                                                             -----------
            Construction & Housing                 4.96%
     9,500  Actividades de Construccion y
               Servicios SA                                      265,823
    17,100  Fomento de Construcciones y
               Contratas SA                                    1,014,223
    48,279  Groupo Dragados                                      593,097
                                                             -----------
                                                               1,873,143
                                                             -----------
            Energy Sources                         5.16%
    93,100  Repsol SA                                          1,950,114
                                                             -----------
            Food & Household Products              1.48%
    24,491  Azucarera Ebro Agricolas SA                          360,626
   380,000  Puleva SA*                                           196,683
                                                             -----------
                                                                 557,309
                                                             -----------
            Forest Products & Paper                0.40%
     7,600  Empresa Nacional de Celulosas
               SA                                                152,530
                                                             -----------
            Health & Personal Care                 0.61%
    19,000  Fabrica Espanola de Productos
               y Farmaceuticos SA                                231,805
                                                             -----------
            Insurance                              1.05%
    21,128  Corporacion Mapfre                                   398,368
                                                             -----------
            Leisure & Tourism                      1.55%
    28,500  Sol Melia SA                                         388,048
    38,000  TelePizza SA*                                        198,289
                                                             -----------
                                                                 586,337
                                                             -----------
            Machinery & Engineering                1.17%
    17,100  Zardoya Otis SA                                      442,718
                                                             -----------
            Merchandising                          1.44%
    19,000  Cortefiel SA                                         542,284
                                                             -----------
            Metals - Non Ferrous                   0.69%
    19,000  Asturiana de Zinc*                                   260,505
                                                             -----------
            Metals - Steel                         1.46%
    16,625  Acerinox SA                                          550,713
                                                             -----------
            Miscellaneous Materials &
               Commodities                         1.01%
    38,000  Viscofan                                             381,325
                                                             -----------
            Multi-Industry                         1.93%
    24,738  Corporacion Financiera Alba                          727,742
                                                             -----------
            Real Estate                            2.89%
     9,937  Metrovacesa SA                                       213,603
    46,322  Urbis Ser 1, 2, 3                                    296,026
    62,244  Vallehermoso SA                                      581,873
                                                             -----------
                                                               1,091,502
                                                             -----------
            Telecommunications                    20.75%
   491,454  Telefonica SA*                                     7,838,761
                                                             -----------
            Utilities - Electrical & Gas          15.49%
    79,800  Endesa SA                                          1,601,563
    68,400  Gas Natural SDG SA                                 1,609,029
   114,000  Iberdrola SA                                       1,637,689
    70,300  Union Electrica Fenosa SA                          1,002,482
                                                             -----------
                                                               5,850,763
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $37,862,990)                             37,731,300
                                                             -----------
            COMMON STOCK -
               NON-BASKET                          0.10%
            Business & Public Services             0.10%
     3,600  Autopistas Concesionaria
               Espanola SA                                        39,465
                                                             -----------
            Real Estate                            0.00%
        13  Metrovacesa SA                                           280
                                                             -----------
            TOTAL COMMON STOCK - NON-BASKET
               (Cost $54,060)                                     39,745
                                                             -----------
            Total Investments
               (Cost $37,917,050)+               100.00%     $37,771,045
                                                 ======      ===========

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $37,917,050.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                    $ 2,484,700
            Excess of tax cost over value                     (2,630,705)
                                                             -----------
                                                             $  (146,005)
                                                             ===========

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

------------------------
Sweden WEBS Index Series
------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                100.00%
            Appliances & Household
               Durables                            4.10%
   42,000   Electrolux AB - B                                $   844,170
                                                             -----------
            Automobiles                            7.35%
   18,000   Volvo AB - A                                         506,720
   36,000   Volvo AB - B                                       1,006,901
                                                             -----------
                                                               1,513,621
                                                             -----------
            Banking                               13.13%
   57,600   ForeningsSparbanken AB                               864,802
   80,400   Skandinaviska Enskilda
               Banken AB - A                                     832,328
   64,800   Svenska Handelsbanken AB - A                         898,365
    8,400   Svenska Handelsbanken AB - B                         107,810
                                                             -----------
                                                               2,703,305
                                                             -----------
            Beverages & Tobacco                    0.78%
   39,600   Swedish Match AB                                     159,666
                                                             -----------
            Business & Public Services             6.60%
   10,800   Esselte AB - A                                        88,921
   10,800   Esselte AB - B                                        90,883
   42,000   Securitas AB - B                                     600,073
   15,600   WM-Data AB - B                                       578,932
                                                             -----------
                                                               1,358,809
                                                             -----------
            Chemicals                              3.44%
   20,400   AGA AB - A                                           344,569
   21,600   AGA AB - B                                           364,838
                                                             -----------
                                                                 709,407
                                                             -----------
            Construction & Housing                 2.05%
   10,800   Skanska AB - B                                       422,376
                                                             -----------
            Electrical & Electronics              24.77%
  158,400   Ericsson LM - B                                    5,101,635
                                                             -----------
            Financial Services                     0.40%
    7,200   Om Gruppen AB                                         81,511
                                                             -----------
            Forest Products & Paper                3.05%
   21,600   Svenska Cellulosa AB - B                             627,679
                                                             -----------
            Industrial Components                  3.08%
   14,400   SKF AB - A                                           306,865
   14,400   SKF AB - B                                           327,788
                                                             -----------
                                                                 634,653
                                                             -----------
            Insurance                              7.23%
   73,200   Skandia Forsakrings AB                             1,488,994
                                                             -----------
            Machinery & Engineering                7.91%
   12,000   Atlas Copco AB - A                                   345,805
    4,800   Atlas Copco AB - B                                   136,869
   27,600   Sandvik AB - A                                       751,907
   14,400   Sandvik AB - B                                       394,915
                                                             -----------
                                                               1,629,496
                                                             -----------
            Merchandising                         10.59%
   86,400   Hennes Mauritz AB - B                              2,181,184
                                                             -----------
            Metals - Steel                         1.05%
   10,800   SSAB Svenskt Stal AB - A                             150,381
    4,800   SSAB Svenskt Stal AB - B                              65,674
                                                             -----------
                                                                 216,055
                                                             -----------
            Multi-Industry                         1.46%
   33,600   Trelleborg AB - B                                    301,053
                                                             -----------
            Real Estate                            0.45%
   10,800   Drott AB - B                                          93,498
                                                             -----------
            Telecommunications                     2.56%
   15,600   NetCom AB - B*                                       526,989
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $17,182,468)                             20,594,101
                                                             -----------
            Total Investments
               (Cost $17,182,468)+               100.00%     $20,594,101
                                                 ======      ===========

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $17,197,433.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                    $ 3,977,566
            Excess of tax cost over value                       (580,898)
                                                             -----------
                                                             $ 3,396,668
                                                             ============

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

-----------------------------
Switzerland WEBS Index Series
-----------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                100.00%
            Banking                               17.65%
    2,480   Banque Cantonale Vaudoise                        $   777,506
   12,760   Credit Suisse Group                                2,408,659
   11,860   UBS AG                                             3,346,413
      240   Vontobel Holding AG                                  396,013
                                                             -----------
                                                               6,928,591
                                                             -----------
            Building Materials &
               Components                          6.16%
    1,460   Forbo Holding AG                                     578,180
      660   Holderbank Financiere Glarus
               AG - Bearer                                       812,422
    3,060   Holderbank Financiere Glarus
               AG - Registered                                 1,028,011
                                                             -----------
                                                               2,418,613
                                                             -----------
            Business & Public Services             3.16%
    2,220   Adecco SA                                          1,223,484
       60   SGS Societe Generale de
               Surveillance Holding SA*                           16,039
                                                             -----------
                                                               1,239,523
                                                             -----------
            Chemicals                              3.89%
      260   EMS-Chemie Holding AG*                             1,261,303
      880   Sika Finanz AG                                       265,144
                                                             -----------
                                                               1,526,447
                                                             -----------
            Electrical & Electronics               4.30%
   16,540   ABB  Ltd.                                          1,686,641
                                                             -----------
            Financial Services                     2.51%
      320   Julius Baer Holding Limited AG                       986,338
                                                             -----------
            Food & Household Products              4.52%
      900   Nestle SA                                          1,776,120
                                                             -----------
            Health & Personal Care                32.19%
    3,860   Novartis AG                                        5,553,957
       60   Roche Holding AG - Bearer                          1,069,236
      520   Roche Holding AG - Genussein                       6,013,068
                                                             -----------
                                                              12,636,261
                                                             -----------
            Insurance                              8.42%
      840   Schweizerische
               Rueckversicherungs (Swiss Re)                   1,638,308
    2,840   Zurich Allied AG                                   1,666,398
                                                             -----------
                                                               3,304,706
                                                             -----------
            Leisure & Tourism                      0.16%
      140   Moevenpick Holding AG                                 61,910
                                                             -----------
            Machinery & Engineering                1.87%
      200   Georg Fischer AG                                      61,382
       40   Schindler Holding AG -
               Participation Certificates                         60,933
      300   Schindler Holding AG - Registered                    485,117
      200   Sulzer AG                                            125,536
                                                             -----------
                                                                 732,968
                                                             -----------
            Merchandising                          3.84%
      680   Jelmoni Holding AG - Bearer                          688,931
      480   Jelmoni Holding AG - Registered                       98,845
    2,860   Valora Holding AG                                    721,088
                                                             -----------
                                                               1,508,864
                                                             -----------
            Multi-Industry                         4.18%
    1,380   Alusuisse Lonza Group AG                           1,639,496
                                                             -----------
            Recreation - Other Consumer
               Goods                               1.73%
    2,180   Tag Heuer International SA                           237,050
      600   The Swatch Group AG - B                              441,159
                                                             -----------
                                                                 678,209
                                                             -----------
            Telecommunications                     4.40%
    5,240   Swisscom AG                                        1,727,530
                                                             -----------
            Transportation - Airlines              1.02%
    1,900   SairGroup                                            399,413
                                                             -----------
            TOTAL COMMON STOCK - BASKET
               (Cost $39,688,503)                             39,251,630
                                                             -----------
            COMMON STOCK -
               NON-BASKET                          0.00%
            Electrical & Electronics               0.00%
       10   ABB Ltd.                                               1,020
                                                             -----------
            TOTAL COMMON STOCK - NON-BASKET
               (Cost $816)                                         1,020
                                                             -----------
            Total Investments
               (Cost $39,689,319)+               100.00%     $39,252,650
                                                 ======      ===========

----------
*     Non-income producing security.
+     Aggregate cost for Federal income tax purposes is $40,074,203.
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                    $ 1,291,059
            Excess of tax cost over value                     (2,112,612)
                                                             -----------
                                                             $  (821,553)
                                                             ===========

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

--------------------------------
United Kingdom WEBS Index Series
--------------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            COMMON STOCK - BASKET                100.00%
            Aerospace & Military
               Technology                          1.35%
  146,160   British Aerospace Plc                            $ 1,067,602
  131,880   Rolls-Royce Plc                                      524,326
                                                             -----------
                                                               1,591,928
                                                             -----------
            Banking                               15.63%
  104,720   Abbey National Plc                                 1,798,403
   98,280   Barclays Plc                                       2,923,633
  153,832   Halifax Group Plc                                  1,717,928
  457,800   HSBC Holdings Plc                                  5,664,616
  370,104   Lloyds TSB Group Plc                               5,121,070
   56,700   Royal Bank of Scotland Group Plc                   1,177,963
                                                             -----------
                                                              18,403,613
                                                             -----------
            Beverages & Tobacco                    3.91%
  120,456   British American Tobacco Plc                       1,013,984
  155,120   Cadbury Schweppes Plc                                979,648
  257,628   Diageo Plc                                         2,609,875
                                                             -----------
                                                               4,603,507
                                                             -----------
            Broadcasting & Publishing              2.11%
  111,916   British Sky Broadcasting Group Plc                 1,059,970
   44,772   Pearson Plc                                          924,395
   75,040   Reed International Plc                               499,249
                                                             -----------
                                                               2,483,614
                                                             -----------
            Building Materials &
               Components                          1.87%
   75,880   Blue Circle Industries Plc                           522,834
   42,280   BPB Plc                                              256,648
   41,132   Caradon Plc                                          114,753
   54,852   Hanson Plc                                           466,589
   22,260   Hepworth Plc                                          81,610
   23,660   RMC Group Plc                                        387,872
   46,620   Wolseley Plc                                         371,826
                                                             -----------
                                                               2,202,132
                                                             -----------
            Business & Public Services             4.15%
   15,792   Anglian Water Plc                                    187,912
   67,480   British Airport Authority Plc                        705,301
   33,208   Compass Group Plc                                    310,245
   15,680   De La Rue Plc                                         94,550
    5,880   Misys Plc                                             52,050
   33,600   Railtrack Group Plc                                  643,483
  136,976   Rentokil Initial Plc                                 550,093
  109,592   Reuters Group Plc                                  1,606,281
   19,908   Thames Water Plc                                     286,188
   38,192   United Utilities Plc                                 453,533
                                                             -----------
                                                               4,889,636
                                                             -----------
            Chemicals                              1.24%
   38,360   BOC Group Plc                                        808,046
   57,260   Imperial Chemical Industries Plc                     650,964
                                                             -----------
                                                               1,459,010
                                                             -----------
            Construction & Housing                 0.11%
   43,540   Taylor Woodrow Plc                                   129,173
                                                             -----------
            Electrical & Electronics               1.83%
  215,880   General Electric Company Plc                       2,159,180
                                                             -----------
            Electronic Components,
               Instruments                         1.39%
   21,700   Bowthorpe Plc                                        209,710
  222,936   Invensys Plc                                       1,138,177
   51,044   Williams Plc                                         289,738
                                                             -----------
                                                               1,637,625
                                                             -----------
            Energy Sources                        11.02%
  671,160   BP Amoco Plc                                      12,465,052
   15,036   Burmah Castrol Plc                                   286,024
   94,640   Lasmo Plc                                            232,837
                                                             -----------
                                                              12,983,913
                                                             -----------
            Financial Services                     0.82%
   26,992   Provident Financial Plc                              347,225
   25,620   Schroders Plc                                        553,687
   18,956   St. James Place Capital Plc                           62,639
                                                             -----------
                                                                 963,551
                                                             -----------
            Food & Household Products              2.31%
   65,800   Associated British Foods Plc                         451,264
  229,740   Unilever Plc                                       2,168,507
   32,956   United Biscuits Holdings Plc                         102,807
                                                             -----------
                                                               2,722,578
                                                             -----------
            Forest Products & Paper                0.20%
   68,600   Arjo Wiggins Appleton Plc                            238,819
                                                             -----------
            Gold Mines                             0.12%
   15,904   Lonmin Plc                                           145,770
                                                             -----------
            Health & Personal Care                13.19%
  123,200   Astrazeneca Plc                                    4,893,208
  217,840   Glaxo Wellcome Plc                                 5,730,691
  376,600   Smithkline Beecham Plc                             4,908,168
                                                             -----------
                                                              15,532,067
                                                             -----------
            Industrial Components                  0.43%
   50,540   BBA Group Plc                                        414,468
   48,020   BICC Plc                                              87,254
                                                             -----------
                                                                 501,722
                                                             -----------
            Insurance                              5.61%
  120,204   Allied Zurich AG Plc                               1,469,955
   70,280   CGU Plc                                            1,047,040
  396,144   Legal & General Group Plc                          1,087,677
  140,000   Prudential Corporation Plc                         2,090,239
  109,452   Royal & Sun Alliance
               Insurance Group                                   911,674
                                                             -----------
                                                               6,606,585
                                                             -----------
            Leisure & Tourism                      3.19%
   73,500   Bass Plc                                             988,643
   44,800   Carlton Communications Plc                           339,661
  140,000   Granada Group Plc                                  1,250,542
   84,000   Hilton Group Plc                                     321,134
   77,980   Rank Organisation Plc                                323,824
   54,460   Scottish & Newcastle Plc                             537,252
                                                             -----------
                                                               3,761,056
                                                             -----------
            Machinery & Engineering                1.01%
   50,400   GKN Plc                                              772,342
   28,000   Smith Industries Plc                                 419,399
                                                             -----------
                                                               1,191,741
                                                             -----------

                See accompanying notes to financial statements.

August 31, 1999

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

--------------------------------------------
United Kingdom WEBS Index Series (concluded)
--------------------------------------------

------------------------------------------------------------------------
NO. OF
SHARES      SECURITY                                            VALUE
------      --------                                            -----
            Merchandising                          5.87%
   66,780   Boots Company Plc                               $    824,696
   63,224   Great Universal Stores Plc                           637,434
   90,384   Kingfisher Plc                                     1,087,851
  209,244   Marks & Spencer Plc                                1,398,009
   28,560   Next Plc                                             338,004
   99,680   Safeway Plc                                          413,536
  126,728   Sainsbury  Plc                                       874,210
  451,220   Tesco Plc                                          1,336,848
                                                            ------------
                                                               6,910,588
                                                            ------------
            Metals - Non Ferrous                   1.26%
   82,320   Rio Tinto Plc                                      1,482,550
                                                            ------------
            Metals - Steel                         0.33%
  147,280   British Steel Plc                                    386,619
                                                            ------------
            Miscellaneous Materials &
               Commodities                         0.28%
   99,120   Pilkington Plc                                       172,136
   34,384   Rexam Plc                                            162,275
                                                            ------------
                                                                 334,411
                                                            ------------
            Multi-Industry                         0.28%
   40,796   TI Group Plc                                         329,148
                                                            ------------
            Real Estate                            0.86%
   50,820   British Land Company Plc                             425,754
   23,520   Land Securities Plc                                  330,737
   30,408   MEPC Plc                                             255,971
                                                            ------------
                                                               1,012,462
                                                            ------------
            Recreation - Other Consumer
               Goods                               0.48%
   65,772   EMI Group Plc                                        559,478
                                                            ------------
            Telecommunications                    13.92%
  441,140   British Telecommunications Plc                     6,760,135
  171,780   Cable & Wireless Plc                               1,972,227
  380,240   Vodafone Group Plc                                 7,667,281
                                                            ------------
                                                              16,399,643
                                                            ------------
            Textiles & Apparel                     0.06%
   89,460   Coats Viyella Plc                                     75,882
                                                            ------------
            Transportation - Airlines              0.47%
   84,840   British Airways Plc                                  555,581
                                                            ------------
            Transportation - Shipping              0.74%
     52,920 Peninsular & Oriental Steam
               Navigation Company Plc                            868,398
                                                            ------------
            Utilities - Electrical & Gas           3.96%
  267,484   BG Plc                                             1,609,703
  302,260   Centrica Plc                                         805,601
  107,016   National Grid Group Plc                              714,569
   88,060   National Power Plc                                   626,582
   30,100   Scottish and Southern Energy Plc                     276,369
   69,160   Scottish Power Plc                                   636,673
                                                            ------------
                                                               4,669,497
                                                            ------------
            TOTAL COMMON STOCK - BASKET
               (Cost $111,092,951)                           117,791,477
                                                            ------------
            Total Investments
               (Cost $111,092,951)+              100.00%    $117,791,477
                                                 ======     ============

----------
+ Aggregate cost for Federal income tax purposes is $111,256,036. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

            Excess of value over tax cost                   $ 10,897,271
            Excess of tax cost over value                     (4,361,830)
                                                            ------------
                                                            $  6,535,441
                                                            ============

                 See accompanying notes to financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

August 31, 1999

STATEMENTS OF ASSETS AND LIABILITIES                       WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
================================================================================


                                                  Australia        Austria          Belgium          Canada           France
                                                    WEBS            WEBS              WEBS            WEBS             WEBS
                                                   Index            Index            Index            Index           Index
                                                   Series          Series            Series           Series          Series
                                                -------------    -------------    -------------    -------------   -------------
Assets
   Investments, at value ....................   $  54,793,940    $  12,715,489    $  13,003,466    $   9,269,363   $  75,960,582
   Cash and foreign currency (at value) .....          27,268           22,546        2,090,561          315,340       1,477,675
   Cash collateral for securities loaned ....       2,500,470               --          420,951               --       1,000,000
   Dividends receivable .....................         112,844           38,480           58,823           12,107         412,004
   Interest receivable ......................             712               20              276               42           1,192
   Receivable for securities sold ...........              --           56,395               --               --              --
   Deferred organization cost ...............          51,037           37,954           16,577           36,050          98,946
   Prepaid expenses .........................           7,051            1,431            1,560            1,759           7,541
                                                -------------    -------------    -------------    -------------   -------------
       Total assets .........................      57,493,322       12,872,315       15,592,214        9,634,661      78,957,940
                                                -------------    -------------    -------------    -------------   -------------
Liabilities
   Payable for securities loaned ............       2,500,470               --          420,951               --       1,000,000
   Advisory fee payable .....................          13,044            2,941            3,169            2,212          16,213
   Administration fee payable ...............          10,448            2,355            2,538            1,772          12,981
   Distribution fee payable .................           9,662            2,178            2,347            1,639          12,009
   Custody fee payable ......................           4,169            2,090            3,569               --          11,596
   Accrued expenses .........................          13,373            4,472              531            3,091          19,907
   Advances under loan arrangement ..........         985,000           82,000        1,663,000          373,000              --
                                                -------------    -------------    -------------    -------------   -------------
       Total liabilities ....................       3,536,166           96,036        2,096,105          381,714       1,072,706
                                                -------------    -------------    -------------    -------------   -------------
Net Assets
   Capital stock, $0.001 par value ..........           5,400            1,400              840              700           3,401
   Paid-in capital ..........................      56,667,587       14,663,343       13,986,478        8,213,467      67,250,158
   Accumulated net investment income/(loss) .          (3,799)           7,062          (36,463)          15,655         (38,451)
   Accumulated net realized gain/(loss)
     on investments .........................      (1,422,189)        (988,593)        (596,138)              --              --
   Net unrealized appreciation/(depreciation)
     on investments and translation of other
     assets and liabilities denominated in
     foreign currencies .....................      (1,289,843)        (906,933)         141,392        1,023,125      10,670,126
                                                -------------    -------------    -------------    -------------   -------------
   Net Assets ...............................   $  53,957,156    $  12,776,279    $  13,496,109    $   9,252,947   $  77,885,234
                                                =============    =============    =============    =============   =============
   Shares of common stock issued and
     outstanding ............................       5,400,030        1,400,030          840,030          700,030       3,401,000
                                                =============    =============    =============    =============   =============
   Net Asset Value Per Share ................   $        9.99    $        9.13    $       16.07    $       13.22   $       22.90
                                                =============    =============    =============    =============   =============

                                                                                                                        Malaysia
                                                   Germany         Hong Kong          Italy            Japan             (Free)
                                                    WEBS              WEBS             WEBS             WEBS              WEBS
                                                    Index            Index             Index            Index            Index
                                                   Series            Series           Series           Series            Series
                                                 -------------    -------------    -------------    -------------    -------------
Assets
   Investments, at value ....................    $ 100,680,904    $  77,083,040    $  58,543,663    $ 714,353,329    $  91,891,989
   Cash and foreign currency (at value) .....        2,091,759        1,364,960        4,404,052           44,264        3,383,041
   Cash collateral for securities loaned ....        4,187,400        2,805,236       12,695,909       75,265,450               --
   Dividends receivable .....................           68,431          158,870              674          118,335           31,658
   Interest receivable ......................            1,394            2,086            7,396           20,097            1,776
   Receivable for securities sold ...........               --               --               --               --               --
   Deferred organization cost ...............           94,004           26,202           49,827          207,446           27,773
   Prepaid expenses .........................           12,209            9,583            9,981           41,618            5,848
                                                 -------------    -------------    -------------    -------------    -------------
       Total assets .........................      107,136,101       81,449,977       75,711,502      790,050,539       95,342,085
                                                 -------------    -------------    -------------    -------------    -------------
Liabilities
   Payable for securities loaned ............        4,187,400        2,805,236       12,695,909       75,265,450               --
   Advisory fee payable .....................           22,738           18,243           14,715          160,885           21,237
   Administration fee payable ...............           18,209           14,613           11,786          128,845           17,003
   Distribution fee payable .................           16,843           13,513           10,900          119,174           15,731
   Custody fee payable ......................           10,328           19,136            9,057           47,823            7,926
   Accrued expenses .........................           25,349            8,919           14,289          217,292           29,290
   Advances under loan arrangement ..........        1,210,000        1,370,000        4,731,000          458,000               --
                                                 -------------    -------------    -------------    -------------    -------------
       Total liabilities ....................        5,490,867        4,249,660       17,487,656       76,397,469           91,187
                                                 -------------    -------------    -------------    -------------    -------------
Net Assets
   Capital stock, $0.001 par value ..........            4,801            6,526            2,700           54,001           17,025
   Paid-in capital ..........................      100,941,870       69,779,582       52,648,848      624,461,761       88,268,321
   Accumulated net investment income/(loss) .            3,642         (154,629)        (716,071)      (3,466,264)         (47,967)
   Accumulated net realized gain/(loss)
     on investments .........................         (409,809)     (11,968,428)         (10,621)      (2,800,315)     (14,625,066)
   Net unrealized appreciation/(depreciation)
     on investments and translation of other
     assets and liabilities denominated in
     foreign currencies .....................        1,104,730       19,537,266        6,298,990       95,403,887       21,638,585
                                                 -------------    -------------    -------------    -------------    -------------
   Net Assets ...............................    $ 101,645,234    $  77,200,317    $  58,223,846    $ 713,653,070    $  95,250,898
                                                 =============    =============    =============    =============    =============
   Shares of common stock issued and
     outstanding ............................        4,801,000        6,526,000        2,700,030       54,001,000       17,025,030
                                                 =============    =============    =============    =============    =============
   Net Asset Value Per Share ................    $       21.17    $       11.83    $       21.56    $       13.22    $        5.59
                                                 =============    =============    =============    =============    =============

                                                     Mexico                          Singapore
                                                     (Free)        Netherlands        (Free)           Spain            Sweden
                                                      WEBS             WEBS            WEBS             WEBS             WEBS
                                                     Index            Index            Index            Index           Index
                                                     Series           Series          Series           Series           Series
                                                 -------------    -------------    -------------    -------------    -------------
Assets
   Investments, at value ....................    $  21,295,332    $  31,961,295    $ 113,297,325    $  37,771,045    $  20,594,101
   Cash and foreign currency (at value) .....          195,319        1,927,382           92,420              615            7,727
   Cash collateral for securities loaned ....          977,400       11,374,090       35,437,500        2,068,750          672,300
   Dividends receivable .....................               --          181,032          135,472           29,507               --
   Interest receivable ......................              281            1,637           16,152              443              291
   Receivable for securities sold ...........               --               --               --               --               --
   Deferred organization cost ...............           28,059           23,499           33,350           41,197           26,821
   Prepaid expenses .........................            1,415            3,561           13,575            5,931            2,248
                                                 -------------    -------------    -------------    -------------    -------------
       Total assets .........................       22,497,806       45,472,496      149,025,794       39,917,488       21,303,488
                                                 -------------    -------------    -------------    -------------    -------------
Liabilities
   Payable for securities loaned ............          977,400       11,374,090       35,437,500        2,068,750          672,300
   Advisory fee payable .....................            5,041            7,382           25,123            8,388            4,639
   Administration fee payable ...............            4,036            5,912           20,122            6,717            3,716
   Distribution fee payable .................            3,734            5,468           18,610            6,213            3,436
   Custody fee payable ......................            3,556            4,780           13,240            7,242            3,568
   Accrued expenses .........................            7,419            9,706           17,801           10,638            4,050
   Advances under loan arrangement ..........           67,000        2,380,000           56,000        1,341,000          578,000
                                                 -------------    -------------    -------------    -------------    -------------
       Total liabilities ....................        1,068,186       13,787,338       35,588,396        3,448,948        1,269,709
                                                 -------------    -------------    -------------    -------------    -------------
Net Assets
   Capital stock, $0.001 par value ..........            1,600            1,351           14,300            1,425              900
   Paid-in capital ..........................       21,086,994       31,736,511       93,597,941       36,626,873       16,626,342
   Accumulated net investment income/(loss) .            8,648          (49,327)        (267,912)         (14,323)           9,771
   Accumulated net realized gain/(loss)
     on investments .........................         (132,938)        (321,804)     (12,230,986)              --          (14,965)
   Net unrealized appreciation/(depreciation)
     on investments and translation of other
     assets and liabilities denominated in
     foreign currencies .....................          465,316          318,427       32,324,055         (145,435)       3,411,731
                                                 -------------    -------------    -------------    -------------    -------------
   Net Assets ...............................    $  21,429,620    $  31,685,158    $ 113,437,398    $  36,468,540    $  20,033,779
                                                 =============    =============    =============    =============    =============
   Shares of common stock issued and
     outstanding ............................        1,600,030        1,351,000       14,300,030        1,425,030          900,030
                                                 =============    =============    =============    =============    =============
   Net Asset Value Per Share ................    $       13.39    $       23.45    $        7.93    $       25.59    $       22.26
                                                 =============    =============    =============    =============    =============

                                                                       United
                                                    Switzerland        Kingdom
                                                       WEBS             WEBS
                                                      Index             Index
                                                      Series            Series
                                                   -------------    -------------
Assets
   Investments, at value ....................      $  39,252,650    $ 117,791,477
   Cash and foreign currency (at value) .....             16,558           21,773
   Cash collateral for securities loaned ....          1,012,044               --
   Dividends receivable .....................             97,774          642,262
   Interest receivable ......................                340              211
   Receivable for securities sold ...........                 --               --
   Deferred organization cost ...............             63,326           59,783
   Prepaid expenses .........................              5,490           12,485
                                                   -------------    -------------
       Total assets .........................         40,448,182      118,527,991
                                                   -------------    -------------
Liabilities
   Payable for securities loaned ............          1,012,044               --
   Advisory fee payable .....................              8,733           26,574
   Administration fee payable ...............              6,994           21,285
   Distribution fee payable .................              6,469           19,685
   Custody fee payable ......................              6,899            8,622
   Accrued expenses .........................             10,654           35,768
   Advances under loan arrangement ..........            897,000        5,014,000
                                                   -------------    -------------
       Total liabilities ....................          1,948,793        5,125,934
                                                   -------------    -------------
Net Assets
   Capital stock, $0.001 par value ..........              2,501            5,601
   Paid-in capital ..........................         39,324,689      106,900,608
   Accumulated net investment income/(loss) .             (6,433)         (95,600)
   Accumulated net realized gain/(loss)
     on investments .........................           (384,883)        (108,893)
   Net unrealized appreciation/(depreciation)
     on investments and translation of other
     assets and liabilities denominated in
     foreign currencies .....................           (436,485)       6,700,341
                                                   -------------    -------------
   Net Assets ...............................      $  38,499,389    $ 113,402,057
                                                   =============    =============
   Shares of common stock issued and
     outstanding ............................          2,501,000        5,601,000
                                                   =============    =============
   Net Asset Value Per Share ................      $       15.39    $       20.25
                                                   =============    =============

                 See accompanying notes to financial statements.


                                      44-45

For the year ended August 31, 1999

STATEMENTS OF OPERATIONS                                   WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
================================================================================


                                                                      Australia         Austria         Belgium          Canada
                                                                        WEBS             WEBS            WEBS             WEBS
                                                                        Index            Index           Index            Index
                                                                       Series           Series           Series           Series
                                                                    -------------    -------------    -------------    -------------
Investment income:
   Dividends (net of foreign withholding taxes) ..................  $   1,504,225    $     229,161    $     269,894    $     210,791
   Interest ......................................................         17,352            6,858           10,528            4,812
                                                                    -------------    -------------    -------------    -------------
     Total investment income .....................................      1,521,577          236,019          280,422          215,603
                                                                    -------------    -------------    -------------    -------------
Expenses:
   Advisory fees .................................................        135,613           27,123           44,906           33,205
   Administration fees ...........................................        110,319           22,059           36,546           27,026
   Distribution fees .............................................        100,454           20,091           33,264           24,597
   Custodian fees and expenses ...................................         40,033           16,871           21,409            9,189
   Transfer agent fees ...........................................          8,930            7,280           10,930            7,180
   Directors' fees ...............................................          9,347            1,965            3,176            1,837
   Legal fees ....................................................         13,128            3,029            5,345            2,573
   Audit fees ....................................................         19,644            3,437           11,204            7,867
   Federal and state registration fees ...........................          3,424            2,141               --              723
   Amortization of deferred organization costs ...................         24,957           18,560            8,107           17,629
   Insurance .....................................................          7,049              797            3,768            3,053
   Printing ......................................................          7,117            1,452            2,703            1,859
   Licensing fees ................................................         15,068            3,014            4,990            3,689
   Amex listing fee ..............................................            934              120              391              309
   Interest expense ..............................................            175            1,283           18,533            2,146
   Miscellaneous expenses ........................................          6,475            2,799              788            8,150
                                                                    -------------    -------------    -------------    -------------
     Total expenses ..............................................        502,667          132,021          206,060          151,032
                                                                    -------------    -------------    -------------    -------------
   Net investment income/(loss) ..................................      1,018,910          103,998           74,362           64,571
                                                                    -------------    -------------    -------------    -------------
Net realized and unrealized gain/(loss) on Investments and
   Foreign Currency Related Transactions and Translation of
   Other Assets and Liabilities Denominated in Foreign Currencies:
   Net realized gain/(loss) on investments .......................     (1,159,901)        (960,861)       1,189,653          400,975
   Net realized gain/(loss) on investments on
     in-kind redemptions .........................................         81,915               --        2,320,440          974,624
   Net realized gain/(loss) on foreign currency
     related transactions ........................................         27,827           (6,384)         (10,343)           9,337
                                                                    -------------    -------------    -------------    -------------
                                                                       (1,050,159)        (967,245)       3,499,750        1,384,936
   Net change in unrealized appreciation/(depreciation) on
     investments and translation of other assets and
     liabilities denominated in foreign currencies ...............     11,353,376           36,686       (2,955,479)       2,309,528
                                                                    -------------    -------------    -------------    -------------
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation
     of other assets and liabilities denominated in
     foreign currencies ..........................................     10,303,217         (930,559)         544,271        3,694,464
                                                                    -------------    -------------    -------------    -------------
   Net increase/(decrease) in net assets resulting
     from operations .............................................  $  11,322,127    $    (826,561)   $     618,633    $   3,759,035
                                                                    =============    =============    =============    =============


                                                                      France           Germany         Hong Kong          Italy
                                                                       WEBS             WEBS             WEBS             WEBS
                                                                       Index            Index           Index             Index
                                                                      Series           Series           Series            Series
                                                                   -------------    -------------    -------------    -------------
Investment income:
   Dividends (net of foreign withholding taxes) .................. $     873,650    $   1,219,822    $   2,682,214    $   1,095,808
   Interest ......................................................        10,068           58,980          134,523           96,641
                                                                   -------------    -------------    -------------    -------------
     Total investment income .....................................       883,718        1,278,802        2,816,737        1,192,449
                                                                   -------------    -------------    -------------    -------------
Expenses:
   Advisory fees .................................................       137,387          219,901          197,467          186,292
   Administration fees ...........................................       111,716          178,860          160,647          151,590
   Distribution fees .............................................       101,768          162,890          146,272          137,994
   Custodian fees and expenses ...................................        45,456           66,856           88,127           58,298
   Transfer agent fees ...........................................         9,980           12,030           29,980           10,930
   Directors' fees ...............................................         9,960           16,361           14,200           13,174
   Legal fees ....................................................        15,918           24,602           18,654           17,204
   Audit fees ....................................................        15,947           25,022           23,931           27,702
   Federal and state registration fees ...........................         6,826            7,186               --            1,763
   Amortization of deferred organization costs ...................        48,386           45,969           12,813           24,366
   Insurance .....................................................         3,780            6,312            6,239            9,610
   Printing ......................................................         7,488           11,629            9,645            9,912
   Licensing fees ................................................        15,265           24,433           21,941           20,699
   Amex listing fee ..............................................           790            1,177              999            1,137
   Interest expense ..............................................         1,659            3,795            8,141           29,461
   Miscellaneous expenses ........................................         8,200            7,700            1,513            7,348
                                                                   -------------    -------------    -------------    -------------
     Total expenses ..............................................       540,526          814,723          740,569          707,480
                                                                   -------------    -------------    -------------    -------------
   Net investment income/(loss) ..................................       343,192          464,079        2,076,168          484,969
                                                                   -------------    -------------    -------------    -------------
Net realized and unrealized gain/(loss) on Investments and
   Foreign Currency Related Transactions and Translation of
   Other Assets and Liabilities Denominated in Foreign Currencies:
   Net realized gain/(loss) on investments .......................       159,487        1,463,921       (3,934,301)       6,638,229
   Net realized gain/(loss) on investments on
     in-kind redemptions .........................................     3,436,647        7,601,953         (348,039)       5,587,888
   Net realized gain/(loss) on foreign currency
     related transactions ........................................       (16,147)         (19,265)          (1,233)          (5,952)
                                                                   -------------    -------------    -------------    -------------
                                                                       3,579,987        9,046,609       (4,283,573)      12,220,165
   Net change in unrealized appreciation/(depreciation) on
     investments and translation of other assets and
     liabilities denominated in foreign currencies ...............     5,565,223       (4,137,292)      45,476,872       (9,880,532)
                                                                   -------------    -------------    -------------    -------------
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation
     of other assets and liabilities denominated in
     foreign currencies ..........................................     9,145,210        4,909,317       41,193,299        2,339,633
                                                                   -------------    -------------    -------------    -------------
   Net increase/(decrease) in net assets resulting
     from operations ............................................. $   9,488,402    $   5,373,396    $  43,269,467    $   2,824,602
                                                                   =============    =============    =============    =============

                                                                                       Malaysia         Mexico
                                                                       Japan            (Free)          (Free)        Netherlands
                                                                        WEBS             WEBS            WEBS            WEBS
                                                                       Index            Index           Index           Index
                                                                       Series           Series          Series          Series
                                                                    -------------    -------------   -------------   -------------
Investment income:
   Dividends (net of foreign withholding taxes) ..................  $   2,436,545    $   1,033,309   $     248,993   $     808,167
   Interest ......................................................        279,811          114,117           8,616          16,556
                                                                    -------------    -------------   -------------   -------------
     Total investment income .....................................      2,716,356        1,147,426         257,609         824,723
                                                                    -------------    -------------   -------------   -------------
Expenses:
   Advisory fees .................................................      1,096,060          176,782          39,012          68,016
   Administration fees ...........................................        890,839          143,744          31,717          55,318
   Distribution fees .............................................        811,896          130,950          28,898          50,383
   Custodian fees and expenses ...................................        234,451           77,551          28,857          26,682
   Transfer agent fees ...........................................         46,230           30,880           8,730           8,030
   Directors' fees ...............................................         77,221           10,394           2,713           4,928
   Legal fees ....................................................        122,422          270,210           3,974           7,622
   Audit fees ....................................................        108,365           29,977           6,367           8,732
   Federal and state registration fees ...........................         97,948               --           3,211           3,232
   Amortization of deferred organization costs ...................        101,444           13,581          13,721          11,491
   Insurance .....................................................         26,367            7,471           2,102           2,254
   Printing ......................................................         56,144           11,296           2,075           3,710
   Licensing fees ................................................        121,784           19,642           4,335           7,557
   Amex listing fee ..............................................          7,588            1,071             371             396
   Interest expense ..............................................             81               --           1,346           7,128
   Miscellaneous expenses ........................................         32,600            9,507           4,500           3,877
                                                                    -------------    -------------   -------------   -------------
     Total expenses ..............................................      3,831,440          933,056         181,929         269,356
                                                                    -------------    -------------   -------------   -------------
   Net investment income/(loss) ..................................     (1,115,084)         214,370          75,680         555,367
                                                                    -------------    -------------   -------------   -------------
Net realized and unrealized gain/(loss) on Investments and
   Foreign Currency Related Transactions and Translation of
   Other Assets and Liabilities Denominated in Foreign Currencies:
   Net realized gain/(loss) on investments .......................       (198,628)     (12,770,274)       (124,916)      1,779,092
   Net realized gain/(loss) on investments on
     in-kind redemptions .........................................    (18,814,684)              --        (176,163)        850,582
   Net realized gain/(loss) on foreign currency
     related transactions ........................................        341,777          (65,970)         13,072         (49,350)
                                                                    -------------    -------------   -------------   -------------
                                                                      (18,671,535)     (12,836,244)       (288,007)      2,580,324
   Net change in unrealized appreciation/(depreciation) on
     investments and translation of other assets and
     liabilities denominated in foreign currencies ...............    178,555,572       75,448,531       5,395,343        (767,104)
                                                                    -------------    -------------   -------------   -------------
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation
     of other assets and liabilities denominated in
     foreign currencies ..........................................    159,884,037       62,612,287       5,107,336       1,813,220
                                                                    -------------    -------------   -------------   -------------
   Net increase/(decrease) in net assets resulting
     from operations .............................................  $ 158,768,953    $  62,826,657   $   5,183,016   $   2,368,587
                                                                    =============    =============   =============   =============

                                                                      Singapore
                                                                       (Free)          Spain           Sweden         Switzerland
                                                                        WEBS            WEBS            WEBS              WEBS
                                                                        Index           Index           Index            Index
                                                                       Series          Series          Series            Series
                                                                    -------------   -------------    -------------   -------------
Investment income:
   Dividends (net of foreign withholding taxes) ..................  $   1,363,960   $     452,270    $     250,421   $     448,281
   Interest ......................................................        271,963          11,930           10,456          16,048
                                                                    -------------   -------------    -------------   -------------
     Total investment income .....................................      1,635,923         464,200          260,877         464,329
                                                                    -------------   -------------    -------------   -------------
Expenses:
   Advisory fees .................................................        255,259          92,868           43,348          93,758
   Administration fees ...........................................        207,640          75,553           35,257          76,274
   Distribution fees .............................................        189,081          68,791           32,110          69,451
   Custodian fees and expenses ...................................         91,366          30,386           18,579          36,413
   Transfer agent fees ...........................................         34,030          10,030            6,805           8,205
   Directors' fees ...............................................         18,528           6,711            3,071           6,675
   Legal fees ....................................................         23,907           9,913            4,774           9,177
   Audit fees ....................................................         26,421          10,876            6,025          12,142
   Federal and state registration fees ...........................             --           3,578            1,586           3,508
   Amortization of deferred organization costs ...................         16,308          20,148           13,116          30,967
   Insurance .....................................................          7,209           2,999            1,831           3,773
   Printing ......................................................         12,048           4,810            2,377           5,006
   Licensing fees ................................................         28,362          10,318            4,816          10,418
   Amex listing fee ..............................................          1,117             483              310             555
   Interest expense ..............................................             10           4,286            2,575           7,626
   Miscellaneous expenses ........................................          6,237           5,599            5,150           5,399
                                                                    -------------   -------------    -------------   -------------
     Total expenses ..............................................        917,523         357,349          181,730         379,347
                                                                    -------------   -------------    -------------   -------------
   Net investment income/(loss) ..................................        718,400         106,851           79,147          84,982
                                                                    -------------   -------------    -------------   -------------
Net realized and unrealized gain/(loss) on Investments and
   Foreign Currency Related Transactions and Translation of
   Other Assets and Liabilities Denominated in Foreign Currencies:
   Net realized gain/(loss) on investments .......................      1,737,289       1,785,678          549,798         415,196
   Net realized gain/(loss) on investments on
     in-kind redemptions .........................................      3,653,370       1,139,310               --         549,128
   Net realized gain/(loss) on foreign currency
     related transactions ........................................        158,170         (21,693)           4,498          42,256
                                                                    -------------   -------------    -------------   -------------
                                                                        5,548,829       2,903,295          554,296       1,006,580
   Net change in unrealized appreciation/(depreciation) on
     investments and translation of other assets and
     liabilities denominated in foreign currencies ...............     62,353,180        (665,542)       3,068,134      (1,316,317)
                                                                    -------------   -------------    -------------   -------------
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation
     of other assets and liabilities denominated in
     foreign currencies ..........................................     67,902,009       2,237,753        3,622,430        (309,737)
                                                                    -------------   -------------    -------------   -------------
   Net increase/(decrease) in net assets resulting
     from operations .............................................  $  68,620,409   $   2,344,604    $   3,701,577   $    (224,755)
                                                                    =============   =============    =============   =============

                                                                        United
                                                                        Kingdom
                                                                         WEBS
                                                                         Index
                                                                         Series
                                                                      -------------
Investment income:
   Dividends (net of foreign withholding taxes) ..................    $   2,829,640
   Interest ......................................................           18,236
                                                                      -------------
     Total investment income .....................................        2,847,876
                                                                      -------------
Expenses:
   Advisory fees .................................................          245,947
   Administration fees ...........................................          200,033
   Distribution fees .............................................          182,183
   Custodian fees and expenses ...................................           55,929
   Transfer agent fees ...........................................           10,130
   Directors' fees ...............................................           17,214
   Legal fees ....................................................           26,250
   Audit fees ....................................................           28,307
   Federal and state registration fees ...........................           13,151
   Amortization of deferred organization costs ...................           29,235
   Insurance .....................................................            7,929
   Printing ......................................................           12,428
   Licensing fees ................................................           27,327
   Amex listing fee ..............................................            1,446
   Interest expense ..............................................            6,895
   Miscellaneous expenses ........................................           16,948
                                                                      -------------
     Total expenses ..............................................          881,352
                                                                      -------------
   Net investment income/(loss) ..................................        1,966,524
                                                                      -------------
Net realized and unrealized gain/(loss) on Investments and
   Foreign Currency Related Transactions and Translation of
   Other Assets and Liabilities Denominated in Foreign Currencies:
   Net realized gain/(loss) on investments .......................        3,268,152
   Net realized gain/(loss) on investments on
     in-kind redemptions .........................................        3,423,935
   Net realized gain/(loss) on foreign currency
     related transactions ........................................          (31,853)
                                                                      -------------
                                                                          6,660,234
   Net change in unrealized appreciation/(depreciation) on
     investments and translation of other assets and
     liabilities denominated in foreign currencies ...............        1,407,869
                                                                      -------------
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation
     of other assets and liabilities denominated in
     foreign currencies ..........................................        8,068,103
                                                                      -------------
   Net increase/(decrease) in net assets resulting
     from operations .............................................    $  10,034,627
                                                                      =============

                 See accompanying notes to financial statements.


                                      46-47

STATEMENTS OF CHANGES IN NET ASSETS                        WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
================================================================================

                                                                     Australia                         Austria
                                                                       WEBS                             WEBS
                                                                      Index                            Index
                                                                      Series                           Series
                                                          ------------------------------    ------------------------------
                                                            For the          For the          For the          For the
                                                              year             year             year             year
                                                             ended            ended            ended            ended
                                                            08/31/99         08/31/98         08/31/99         08/31/98
                                                          -------------    -------------    -------------    -------------
Operations:
   Net investment income/(loss) .......................   $   1,018,910    $   1,004,449    $     103,998    $      33,653
   Net realized gain/(loss) on investments and
     foreign currency related transactions ............      (1,050,159)        (813,545)        (967,245)         483,280
   Net change in unrealized appreciation/(depreciation)
     on investments and translation of other assets and
     liabilities denominated in foreign currencies ....      11,353,376      (11,081,054)          36,686         (922,261)
                                                          -------------    -------------    -------------    -------------
   Net increase/(decrease) in net assets resulting
     from operations ..................................      11,322,127      (10,890,150)        (826,561)        (405,328)
                                                          -------------    -------------    -------------    -------------
Distributions:
   Net investment income ..............................      (1,018,910)      (1,004,449)        (103,998)         (33,653)
   In excess of net investment income .................          (7,396)         (19,218)         (13,614)         (10,327)
   Net realized gains .................................              --               --               --         (483,280)
   In excess of net realized gains ....................              --               --               --           (2,230)
   Return of capital ..................................        (319,842)              --          (25,471)          (1,490)
                                                          -------------    -------------    -------------    -------------
   Net decrease in net assets from distributions ......      (1,346,148)      (1,023,667)        (143,083)        (530,980)
                                                          -------------    -------------    -------------    -------------
Capital Share Transactions:
   Net proceeds from sale of shares ...................      14,143,418       14,115,736        5,660,757        4,816,685
   Cost of shares redeemed ............................      (4,261,441)      (9,508,450)              --               --
                                                          -------------    -------------    -------------    -------------
   Net increase/(decrease) in net assets derived from
     capital share transactions .......................       9,881,977        4,607,286        5,660,757        4,816,685
                                                          -------------    -------------    -------------    -------------
   Total increase/(decrease) in net asets .............      19,857,956       (7,306,531)       4,691,113        3,880,377
Net assets:
   Beginning of year ..................................      34,099,200       41,405,731        8,085,166        4,204,789
                                                          -------------    -------------    -------------    -------------
   End of year ........................................   $  53,957,156    $  34,099,200    $  12,776,279    $   8,085,166
                                                          =============    =============    =============    =============
Capital Share Transactions:
   Shares sold ........................................       1,400,000        1,400,000          600,000          400,000
   Shares redeemed ....................................        (400,000)      (1,000,000)              --               --
                                                          -------------    -------------    -------------    -------------
   Net increase/(decrease) in shares ..................       1,000,000          400,000          600,000          400,000
                                                          =============    =============    =============    =============

                                                                    Belgium                             Canada
                                                                     WEBS                                WEBS
                                                                    Index                               Index
                                                                    Series                              Series
                                                          ------------------------------    ------------------------------
                                                            For the          For the          For the          For the
                                                              year             year             year             year
                                                             ended            ended            ended            ended
                                                            08/31/99         08/31/98         08/31/99         08/31/98
                                                          -------------    -------------    -------------    -------------
Operations:
   Net investment income/(loss) .......................   $      74,362    $     383,039    $      64,571    $      97,330
   Net realized gain/(loss) on investments and
     foreign currency related transactions ............       3,499,750        4,866,929        1,384,936        4,111,037
   Net change in unrealized appreciation/(depreciation)
     on investments and translation of other assets and
     liabilities denominated in foreign currencies ....      (2,955,479)       3,689,571        2,309,528       (5,251,304)
                                                          -------------    -------------    -------------    -------------
   Net increase/(decrease) in net assets resulting
     from operations ..................................         618,633        8,939,539        3,759,035       (1,042,937)
                                                          -------------    -------------    -------------    -------------
Distributions:
   Net investment income ..............................              --         (383,039)         (64,571)         (92,345)
   In excess of net investment income .................          (7,001)      (1,697,275)          (6,549)              --
   Net realized gains .................................        (997,661)      (2,779,100)        (385,919)        (468,666)
   In excess of net realized gains ....................              --               --               --               --
   Return of capital ..................................        (770,321)        (139,253)              --               --
                                                          -------------    -------------    -------------    -------------
   Net decrease in net assets from distributions ......      (1,774,983)      (4,998,667)        (457,039)        (561,011)
                                                          -------------    -------------    -------------    -------------
Capital Share Transactions:
   Net proceeds from sale of shares ...................       2,006,880        9,993,974        7,126,953               --
   Cost of shares redeemed ............................     (13,118,955)     (20,697,973)      (8,107,562)     (15,632,312)
                                                          -------------    -------------    -------------    -------------
   Net increase/(decrease) in net assets derived from
     capital share transactions .......................     (11,112,075)     (10,703,999)        (980,609)     (15,632,312)
                                                          -------------    -------------    -------------    -------------
   Total increase/(decrease) in net asets .............     (12,268,425)      (6,763,127)       2,321,387      (17,236,260)
Net assets:
   Beginning of year ..................................      25,764,534       32,527,661        6,931,560       24,167,820
                                                          -------------    -------------    -------------    -------------
   End of year ........................................   $  13,496,109    $  25,764,534    $   9,252,947    $   6,931,560
                                                          =============    =============    =============    =============
Capital Share Transactions:
   Shares sold ........................................         120,000          560,000          600,000               --
   Shares redeemed ....................................        (680,000)      (1,240,000)        (600,000)      (1,100,000)
                                                          -------------    -------------    -------------    -------------
   Net increase/(decrease) in shares ..................        (560,000)        (680,000)              --       (1,100,000)
                                                          =============    =============    =============    =============

                                                                       France                           Germany
                                                                        WEBS                              WEBS
                                                                       Index                             Index
                                                                       Series                            Series
                                                            ------------------------------    ------------------------------
                                                              For the          For the          For the          For the
                                                                year             year             year             year
                                                               ended            ended            ended            ended
                                                              08/31/99         08/31/98         08/31/99         08/31/98
                                                            -------------    -------------    -------------    -------------
Operations:
   Net investment income/(loss) .......................     $     343,192    $     435,172    $     464,079    $     626,103
   Net realized gain/(loss) on investments and
     foreign currency related transactions ............         3,579,987          312,674        9,046,609           39,489
   Net change in unrealized appreciation/(depreciation)
     on investments and translation of other assets and
     liabilities denominated in foreign currencies ....         5,565,223        3,937,546       (4,137,292)       2,623,288
                                                            -------------    -------------    -------------    -------------
   Net increase/(decrease) in net assets resulting
     from operations ..................................         9,488,402        4,685,392        5,373,396        3,288,880
                                                            -------------    -------------    -------------    -------------
Distributions:
   Net investment income ..............................          (343,192)        (435,172)        (464,079)        (626,103)
   In excess of net investment income .................           (70,988)         (62,742)         (47,802)         (12,798)
   Net realized gains .................................          (157,628)        (312,674)      (1,463,921)         (39,489)
   In excess of net realized gains ....................                --          (13,549)        (380,445)         (12,490)
   Return of capital ..................................          (271,980)        (178,534)         (37,182)        (290,393)
                                                            -------------    -------------    -------------    -------------
   Net decrease in net assets from distributions ......          (843,788)      (1,002,671)      (2,393,429)        (981,273)
                                                            -------------    -------------    -------------    -------------
Capital Share Transactions:
   Net proceeds from sale of shares ...................        34,466,929       27,720,237       50,334,147       46,140,403
   Cost of shares redeemed ............................       (11,147,991)              --      (24,602,755)              --
                                                            -------------    -------------    -------------    -------------
   Net increase/(decrease) in net assets derived from
     capital share transactions .......................        23,318,938       27,720,237       25,731,392       46,140,403
                                                            -------------    -------------    -------------    -------------
   Total increase/(decrease) in net asets .............        31,963,552       31,402,958       28,711,359       48,448,010
Net assets:
   Beginning of year ..................................        45,921,682       14,518,724       72,933,875       24,485,865
                                                            -------------    -------------    -------------    -------------
   End of year ........................................     $  77,885,234    $  45,921,682    $ 101,645,234    $  72,933,875
                                                            =============    =============    =============    =============
Capital Share Transactions:
   Shares sold ........................................         1,600,000        1,400,000        2,400,000        2,100,000
   Shares redeemed ....................................          (600,000)              --       (1,200,000)              --
                                                            -------------    -------------    -------------    -------------
   Net increase/(decrease) in shares ..................         1,000,000        1,400,000        1,200,000        2,100,000
                                                            =============    =============    =============    =============

                                                                     Hong Kong                            Italy
                                                                        WEBS                               WEBS
                                                                        Index                             Index
                                                                        Series                            Series
                                                            ------------------------------    ------------------------------
                                                               For the          For the          For the          For the
                                                                 year             year             year             year
                                                                ended            ended            ended            ended
                                                               08/31/99         08/31/98         08/31/99         08/31/98
                                                            -------------    -------------    -------------    -------------
Operations:
   Net investment income/(loss) .......................     $   2,076,168    $   1,733,479    $     484,969    $     455,253
   Net realized gain/(loss) on investments and
     foreign currency related transactions ............        (4,283,573)      (9,056,025)      12,220,165        9,664,471
   Net change in unrealized appreciation/(depreciation)
     on investments and translation of other assets and
     liabilities denominated in foreign currencies ....        45,476,872      (25,681,723)      (9,880,532)      11,937,409
                                                            -------------    -------------    -------------    -------------
   Net increase/(decrease) in net assets resulting
     from operations ..................................        43,269,467      (33,004,269)       2,824,602       22,057,133
                                                            -------------    -------------    -------------    -------------
Distributions:
   Net investment income ..............................        (2,076,168)      (1,733,479)        (179,682)        (455,253)
   In excess of net investment income .................          (331,861)         (12,675)              --       (2,610,741)
   Net realized gains .................................                --               --       (6,161,860)      (1,763,418)
   In excess of net realized gains ....................                --               --               --               --
   Return of capital ..................................                --         (983,923)        (689,335)              --
                                                            -------------    -------------    -------------    -------------
   Net decrease in net assets from distributions ......        (2,408,029)      (2,730,077)      (7,030,877)      (4,829,412)
                                                            -------------    -------------    -------------    -------------
Capital Share Transactions:
   Net proceeds from sale of shares ...................         4,990,436       65,939,721       18,459,343       24,566,181
   Cost of shares redeemed ............................       (18,624,427)      (5,649,119)     (14,397,461)     (15,920,335)
                                                            -------------    -------------    -------------    -------------
   Net increase/(decrease) in net assets derived from
     capital share transactions .......................       (13,633,991)      60,290,602        4,061,882        8,645,846
                                                            -------------    -------------    -------------    -------------
   Total increase/(decrease) in net asets .............        27,227,447       24,556,256         (144,393)      25,873,567
Net assets:
   Beginning of year ..................................        49,972,870       25,416,614       58,368,239       32,494,672
                                                            -------------    -------------    -------------    -------------
   End of year ........................................     $  77,200,317    $  49,972,870    $  58,223,846    $  58,368,239
                                                            =============    =============    =============    =============
Capital Share Transactions:
   Shares sold ........................................           525,000        6,600,000          750,000        1,200,000
   Shares redeemed ....................................        (1,800,000)        (525,000)        (600,000)        (600,000)
                                                            -------------    -------------    -------------    -------------
   Net increase/(decrease) in shares ..................        (1,275,000)       6,075,000          150,000          600,000
                                                            =============    =============    =============    =============

                 See accompanying notes to financial statements.


                                      48-49

STATEMENTS OF CHANGES IN NET ASSETS (continued)            WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
================================================================================

                                                     Japan                       Malaysia (Free)
                                                      WEBS                            WEBS
                                                     Index                           Index
                                                     Series                          Series
                                        ------------------------------    ------------------------------
                                           For the          For the          For the          For the
                                             year            year              year            year
                                            ended            ended            ended            ended
                                           08/31/99         08/31/98         08/31/99         08/31/98
                                        -------------    -------------    -------------    -------------
Operations:
   Net investment income/(loss) .....   $  (1,115,084)   $    (343,352)   $     214,370    $     691,076
   Net realized gain/(loss) on
     investments and foreign
     currency related transactions ..     (18,671,535)      (4,044,653)     (12,836,244)      (4,401,103)
   Net change in unrealized
     appreciation/(depreciation)
     on investments and translation
     of other assets and liabilities
     denominated in foreign
     currencies .....................     178,555,572      (68,401,659)      75,448,531      (44,926,346)
                                        -------------    -------------    -------------    -------------
   Net increase/(decrease)
     in net assets resulting from
     operations .....................     158,768,953      (72,789,664)      62,826,657      (48,636,373)
                                        -------------    -------------    -------------    -------------
Distributions:
   Net investment income ............              --               --         (116,388)        (688,802)
   In excess of net investment income      (2,424,032)              --               --               --
   Net realized gains ...............              --           (8,383)              --               --
   In excess of net realized gains ..              --               --               --               --
   Return of capital ................        (265,218)        (259,229)      (3,326,074)        (450,458)
                                        -------------    -------------    -------------    -------------
   Net decrease in net assets from
     distributions ..................      (2,689,250)        (267,612)      (3,442,462)      (1,139,260)
                                        -------------    -------------    -------------    -------------
Capital Stock Transactions:
   Net proceeds from sale of shares .     383,655,690      121,696,694               --       74,873,951
   Cost of shares redeemed ..........     (27,567,601)      (6,110,956)              --       (1,570,595)
                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) in net
     assets derived from capital
     share transactions .............     356,088,089      115,585,738               --       73,303,356
                                        -------------    -------------    -------------    -------------
   Total increase/(decrease) in
     net assets .....................     512,167,792       42,528,462       59,384,195       23,527,723

Net assets:
   Beginning of year ................     201,485,278      158,956,816       35,866,703       12,338,980
                                        -------------    -------------    -------------    -------------
   End of year ......................   $ 713,653,070    $ 201,485,278    $  95,250,898    $  35,866,703
                                        =============    =============    =============    =============
   Capital Share Transactions:
     Shares sold ....................      33,000,000       12,000,000               --       15,825,000
     Shares redeemed ................      (3,000,000)        (600,000)              --         (300,000)
                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) in shares       30,000,000       11,400,000               --       15,525,000
                                        =============    =============    =============    =============

                                               Mexico (Free)                       Netherlands
                                                    WEBS                               WEBS
                                                   Index                              Index
                                                   Series                             Series
                                        ------------------------------    ------------------------------
                                           For the          For the          For the          For the
                                             year            year              year            year
                                            ended            ended            ended            ended
                                           08/31/99         08/31/98         08/31/99         08/31/98
                                        -------------    -------------    -------------    -------------
Operations:
   Net investment income/(loss) .....   $      75,680    $      85,136    $     555,367    $     165,472
   Net realized gain/(loss) on
     investments and foreign
     currency related transactions ..        (288,007)       1,577,042        2,580,324        1,632,091
   Net change in unrealized
     appreciation/(depreciation)
     on investments and translation
     of other assets and liabilities
     denominated in foreign
     currencies .....................       5,395,343       (7,542,851)        (767,104)        (840,046)
                                        -------------    -------------    -------------    -------------
   Net increase/(decrease)
     in net assets resulting from
     operations .....................       5,183,016       (5,880,673)       2,368,587          957,517
                                        -------------    -------------    -------------    -------------
Distributions:
   Net investment income ............         (75,680)         (83,213)        (555,367)        (154,868)
   In excess of net investment income         (21,243)              --          (17,097)              --
   Net realized gains ...............              --         (261,068)      (1,779,092)      (1,331,940)
   In excess of net realized gains ..          (8,020)              --         (319,338)              --
   Return of capital ................         (89,641)              --         (111,506)         (68,776)
                                        -------------    -------------    -------------    -------------
   Net decrease in net assets from
     distributions ..................        (194,584)        (344,281)      (2,782,400)      (1,555,584)
                                        -------------    -------------    -------------    -------------
Capital Stock Transactions:
   Net proceeds from sale of shares .      11,363,778        1,486,432       13,324,865       14,394,424
   Cost of shares redeemed ..........      (2,218,426)      (4,592,150)      (3,575,197)      (1,108,188)
                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) in net
     assets derived from capital
     share transactions .............       9,145,352       (3,105,718)       9,749,668       13,286,236
                                        -------------    -------------    -------------    -------------
   Total increase/(decrease) in
     net assets .....................      14,133,784       (9,330,672)       9,335,855       12,688,169

Net assets:
   Beginning of year ................       7,295,836       16,626,508       22,349,303        9,661,134
                                        -------------    -------------    -------------    -------------
   End of year ......................   $  21,429,620    $   7,295,836    $  31,685,158    $  22,349,303
                                        =============    =============    =============    =============
   Capital Share Transactions:
     Shares sold ....................         900,000          100,000          550,000          550,000
     Shares redeemed ................        (200,000)        (300,000)        (150,000)         (50,000)
                                        -------------    -------------    -------------    -------------
   Net increase/(decrease) in shares          700,000         (200,000)         400,000          500,000
                                        =============    =============    =============    =============

                                               Singapore (Free)                      Spain
                                                    WEBS                              WEBS
                                                   Index                             Index
                                                   Series                            Series
                                       ------------------------------    ------------------------------
                                          For the          For the          For the          For the
                                            year            year              year            year
                                           ended            ended            ended            ended
                                          08/31/99         08/31/98         08/31/99         08/31/98
                                       -------------    -------------    -------------    -------------
Operations:
   Net investment income/(loss) .....  $     718,400    $     519,573    $     106,851    $     121,310
   Net realized gain/(loss) on
     investments and foreign
     currency related transactions ..      5,548,829      (15,780,309)       2,903,295        1,661,273
   Net change in unrealized
     appreciation/(depreciation)
     on investments and translation
     of other assets and liabilities
     denominated in foreign
     currencies .....................     62,353,180      (25,054,420)        (665,542)         (84,559)
                                       -------------    -------------    -------------    -------------
   Net increase/(decrease)
     in net assets resulting from
     operations .....................     68,620,409      (40,315,156)       2,344,604        1,698,024
                                       -------------    -------------    -------------    -------------
Distributions:
   Net investment income ............       (718,400)        (519,573)        (106,851)        (121,310)
   In excess of net investment income       (901,448)         (92,309)         (25,193)         (12,880)
   Net realized gains ...............             --               --       (1,779,176)        (573,744)
   In excess of net realized gains ..             --               --               --               --
   Return of capital ................       (151,866)        (211,720)         (52,032)         (67,213)
                                       -------------    -------------    -------------    -------------
   Net decrease in net assets from
     distributions ..................     (1,771,714)        (823,602)      (1,963,252)        (775,147)
                                       -------------    -------------    -------------    -------------
Capital Stock Transactions:
   Net proceeds from sale of shares .     25,731,770       76,731,080       15,098,787       17,901,806
   Cost of shares redeemed ..........    (26,391,185)      (3,065,766)      (4,040,953)      (2,116,697)
                                       -------------    -------------    -------------    -------------
   Net increase/(decrease) in net
     assets derived from capital
     share transactions .............       (659,415)      73,665,314       11,057,834       15,785,109
                                       -------------    -------------    -------------    -------------
   Total increase/(decrease) in
     net assets .....................     66,189,280       32,526,556       11,439,186       16,707,986

Net assets:
   Beginning of year ................     47,248,118       14,721,562       25,029,354        8,321,368
                                       -------------    -------------    -------------    -------------
   End of year ......................  $ 113,437,398    $  47,248,118    $  36,468,540    $  25,029,354
                                       =============    =============    =============    =============
   Capital Share Transactions:
     Shares sold ....................      3,800,000       13,100,000          525,000          675,000
     Shares redeemed ................     (3,800,000)        (500,000)        (150,000)         (75,000)
                                       -------------    -------------    -------------    -------------
   Net increase/(decrease) in shares              --       12,600,000          375,000          600,000
                                       =============    =============    =============    =============

                                                   Sweden                         Switzerland
                                                    WEBS                              WEBS
                                                   Index                             Index
                                                   Series                            Series
                                       ------------------------------    ------------------------------
                                          For the          For the          For the          For the
                                            year            year              year            year
                                           ended            ended            ended            ended
                                          08/31/99         08/31/98         08/31/99         08/31/98
                                       -------------    -------------    -------------    -------------
Operations:
   Net investment income/(loss) .....         79,147    $      64,048    $      84,982    $      (6,909)
   Net realized gain/(loss) on
     investments and foreign
     currency related transactions ..        554,296          639,667        1,006,580        2,711,388
   Net change in unrealized
     appreciation/(depreciation)
     on investments and translation
     of other assets and liabilities
     denominated in foreign
     currencies .....................      3,068,134         (858,611)      (1,316,317)        (117,545)
                                       -------------    -------------    -------------    -------------
   Net increase/(decrease)
     in net assets resulting from
     operations .....................      3,701,577         (154,896)        (224,755)       2,586,934
                                       -------------    -------------    -------------    -------------
Distributions:
   Net investment income ............        (79,147)         (64,048)         (84,982)              --
   In excess of net investment income         (9,823)          (5,006)         (90,051)         (13,567)
   Net realized gains ...............       (549,798)        (639,667)        (415,196)      (2,272,030)
   In excess of net realized gains ..        (11,025)          (9,750)        (360,924)              --
   Return of capital ................        (11,369)         (13,138)         (27,488)         (53,400)
                                       -------------    -------------    -------------    -------------
   Net decrease in net assets from
     distributions ..................       (661,162)        (731,609)        (978,641)      (2,338,997)
                                       -------------    -------------    -------------    -------------
Capital Stock Transactions:
   Net proceeds from sale of shares .      3,202,043        6,434,414       18,201,550       17,011,012
   Cost of shares redeemed ..........             --               --       (7,661,744)      (1,901,034)
                                       -------------    -------------    -------------    -------------
   Net increase/(decrease) in net
     assets derived from capital
     share transactions .............      3,202,043        6,434,414       10,539,806       15,109,978
                                        ------------    -------------    -------------    -------------
   Total increase/(decrease) in
     net assets .....................      6,242,458        5,547,909        9,336,410       15,357,915

Net assets:
   Beginning of year ................     13,791,321        8,243,412       29,162,979       13,805,064
                                       -------------    -------------    -------------    -------------
   End of year ......................  $  20,033,779    $  13,791,321    $  38,499,389    $  29,162,979
                                       =============    =============    =============    =============
   Capital Share Transactions:
     Shares sold ....................        150,000          300,000        1,125,000        1,000,000
     Shares redeemed ................             --               --         (500,000)        (125,000)
                                       -------------    -------------    -------------    -------------
   Net increase/(decrease) in shares         150,000          300,000          625,000          875,000
                                       =============    =============    =============    =============

                                               United Kingdom
                                                     WEBS
                                                    Index
                                                    Series
                                        ------------------------------
                                           For the          For the
                                             year            year
                                            ended            ended
                                           08/31/99         08/31/98
                                        -------------    -------------
Operations:
   Net investment income/(loss) .....   $   1,966,524    $     963,424
   Net realized gain/(loss) on
     investments and foreign
     currency related transactions ..       6,660,234          438,393
   Net change in unrealized
     appreciation/(depreciation)
     on investments and translation
     of other assets and liabilities
     denominated in foreign
     currencies .....................       1,407,869        1,989,733
                                        -------------    -------------
   Net increase/(decrease)
     in net assets resulting from
     operations .....................      10,034,627        3,391,550
                                        -------------    -------------
Distributions:
   Net investment income ............      (1,966,524)        (963,424)
   In excess of net investment income         (30,855)        (151,877)
   Net realized gains ...............      (3,268,152)        (387,328)
   In excess of net realized gains ..        (100,408)              --
   Return of capital ................        (479,427)        (228,725)
                                        -------------    -------------
   Net decrease in net assets from
     distributions ..................      (5,845,366)      (1,731,354)
                                        -------------    -------------
Capital Stock Transactions:
   Net proceeds from sale of shares .      57,840,429       31,463,983
   Cost of shares redeemed ..........     (11,473,166)              --
                                        -------------    -------------
   Net increase/(decrease) in net
     assets derived from capital
     share transactions .............      46,367,263       31,463,983
                                        -------------    -------------
   Total increase/(decrease) in
     net assets .....................      50,556,524       33,124,179

Net assets:
   Beginning of year ................      62,845,533       29,721,354
                                        -------------    -------------
   End of year ......................   $ 113,402,057    $  62,845,533
                                        =============    =============
   Capital Share Transactions:
     Shares sold ....................       2,800,000        1,600,000
     Shares redeemed ................        (600,000)              --
                                        -------------    -------------
   Net increase/(decrease) in shares        2,200,000        1,600,000
                                        =============    =============

                 See accompanying notes to financial statements.


                                      50-51

FINANCIAL HIGHLIGHTS                                       WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
================================================================================

(For a share outstanding throughout the period)

                                                                                                        Australia
                                                                                                          WEBS
                                                                                                         Index
                                                                                                         Series
                                                                                        --------------------------------------------
                                                                                         For the         For the         For the
                                                                                          year            year            year
                                                                                          ended           ended           ended
                                                                                         08/31/99        08/31/98        08/31/97
                                                                                        ----------      ----------      ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     7.75      $    10.35      $    10.15
                                                                                        ----------      ----------      ----------
   Net investment income/(loss) (+) .................................................         0.20            0.23            0.17
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         2.29           (2.60)           0.47
                                                                                        ----------      ----------      ----------
       Net increase/(decrease) in net assets resulting from operations ..............         2.49           (2.37)           0.64
                                                                                        ----------      ----------      ----------
Less Distributions
   Dividends from net investment income .............................................        (0.19)          (0.23)          (0.16)
   Dividends in excess of net investment income .....................................         0.00**          0.00**         (0.04)
   Distributions from net realized gains ............................................           --              --           (0.04)
   Distributions in excess of net realized gains ....................................           --              --              --
   Return of capital ................................................................        (0.06)             --           (0.20)
                                                                                        ----------      ----------      ----------
       Total dividends and distributions ............................................        (0.25)          (0.23)          (0.44)
                                                                                        ----------      ----------      ----------
   Net asset value, end of period ...................................................   $     9.99      $     7.75      $    10.35
                                                                                        ==========      ==========      ==========
Total Investment Return (2) .........................................................        32.09%         (23.11)%          6.23%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   53,957      $   34,099      $   41,406
   Ratios of expenses to average net assets (5) .....................................         1.00%           1.05%           1.33%
   Ratios of net investment income/(loss) to average net assets (5) .................         2.03%           2.38%           1.57%
   Portfolio turnover (6) ...........................................................        13.83%           1.49%           5.30%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................           --              --            1.33%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................           --              --            1.57%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                         Australia              Austria
                                                                                            WEBS                 WEBS
                                                                                           Index                 Index
                                                                                           Series                Series
                                                                                        ----------      ----------------------------
                                                                                         For the         For the         For the
                                                                                         period           year            year
                                                                                        03/12/96*-        ended           ended
                                                                                         08/31/96        08/31/99        08/31/98
                                                                                        ----------      ----------      ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     9.95(1)   $    10.11     $    10.51
                                                                                        ----------      ----------     ----------
   Net investment income/(loss) (+) .................................................         0.10            0.10           0.06
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         0.29           (0.98)          0.20
                                                                                        ----------      ----------     ----------
       Net increase/(decrease) in net assets resulting from operations ..............         0.39           (0.88)          0.26
                                                                                        ----------      ----------     ----------
Less Distributions
   Dividends from net investment income .............................................        (0.08)          (0.07)         (0.04)
   Dividends in excess of net investment income .....................................        (0.05)          (0.01)         (0.01)
   Distributions from net realized gains ............................................        (0.02)             --          (0.61)
   Distributions in excess of net realized gains ....................................           --              --           0.00**
   Return of capital ................................................................        (0.04)          (0.02)          0.00**
                                                                                        ----------      ----------     ----------
       Total dividends and distributions ............................................        (0.19)          (0.10)         (0.66)
                                                                                        ----------      ----------     ----------
   Net asset value, end of period ...................................................   $    10.15      $     9.13     $    10.11
                                                                                        ==========      ==========     ==========
Total Investment Return (2) .........................................................         3.88%(4)       (8.69)%         2.16%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   12,177      $   12,776     $    8,085
   Ratios of expenses to average net assets (5) .....................................         1.59%(3)        1.31%          1.41%
   Ratios of net investment income/(loss) to average net assets (5) .................         2.18%(3)        1.04%          0.51%
   Portfolio turnover (6) ...........................................................         8.84%(4)       49.95%         36.14%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................         1.60%(3)            --             --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................         2.17%(3)            --             --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                               Austria                Belgium
                                                                                                WEBS                   WEBS
                                                                                                Index                  Index
                                                                                                Series                 Series
                                                                                        -------------------------     ----------
                                                                                         For the        For the        For the
                                                                                          year          period          year
                                                                                          ended        03/12/96*-       ended
                                                                                         08/31/97       08/31/96       08/31/99
                                                                                        ----------     ----------     ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $    10.40     $    10.91(1)  $    18.40
                                                                                        ----------     ----------     ----------
   Net investment income/(loss) (+) .................................................        (0.02)          0.04           0.08
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         0.13          (0.41)         (0.30)
                                                                                        ----------     ----------     ----------
       Net increase/(decrease) in net assets resulting from operations ..............         0.11          (0.37)         (0.22)
                                                                                        ----------     ----------     ----------
Less Distributions
   Dividends from net investment income .............................................           --          (0.02)            --
   Dividends in excess of net investment income .....................................           --          (0.01)         (0.01)
   Distributions from net realized gains ............................................           --          (0.03)         (1.19)
   Distributions in excess of net realized gains ....................................           --             --             --
   Return of capital ................................................................           --          (0.08)         (0.91)
                                                                                        ----------     ----------     ----------
       Total dividends and distributions ............................................           --          (0.14)         (2.11)
                                                                                        ----------     ----------     ----------
   Net asset value, end of period ...................................................   $    10.51     $    10.40     $    16.07
                                                                                        ==========     ==========     ==========
Total Investment Return (2) .........................................................         1.06%         (3.39)%(4)     (1.00)%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    4,205     $   13,520     $   13,496
   Ratios of expenses to average net assets (5) .....................................         1.68%          1.56%(3)       1.24%
   Ratios of net investment income/(loss) to average net assets (5) .................        (0.22)%         0.87%(3)       0.45%
   Portfolio turnover (6) ...........................................................        28.47%          9.60%(4)      62.99%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................         1.69%          1.57%(3)         --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................        (0.22)%         0.86%(3)         --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                       Belgium
                                                                                                         WEBS
                                                                                                        Index
                                                                                                        Series
                                                                                        ----------------------------------------
                                                                                         For the        For the        For the
                                                                                          year           year          period
                                                                                          ended          ended        03/12/96*-
                                                                                         08/31/98       08/31/97       08/31/96
                                                                                        ----------     ----------     ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $    15.64     $    14.99     $    14.92(1)
                                                                                        ----------     ----------     ----------
   Net investment income/(loss) (+) .................................................         0.24           0.77           0.40
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         6.09           0.62           0.36
                                                                                        ----------     ----------     ----------
       Net increase/(decrease) in net assets resulting from operations ..............         6.33           1.39           0.76
                                                                                        ----------     ----------     ----------
Less Distributions
   Dividends from net investment income .............................................        (0.27)         (0.33)         (0.54)
   Dividends in excess of net investment income .....................................        (1.21)         (0.28)         (0.09)
   Distributions from net realized gains ............................................        (1.99)         (0.12)         (0.06)
   Distributions in excess of net realized gains ....................................           --             --             --
   Return of capital ................................................................        (0.10)         (0.01)            --
                                                                                        ----------     ----------     ----------
       Total dividends and distributions ............................................        (3.57)         (0.74)         (0.69)
                                                                                        ----------     ----------     ----------
   Net asset value, end of period ...................................................   $    18.40     $    15.64     $    14.99
                                                                                        ==========     ==========     ==========
Total Investment Return (2) .........................................................        39.42%          9.26%          5.01%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   25,765     $   32,528     $    1,800
   Ratios of expenses to average net assets (5) .....................................         1.04%          1.24%          2.29%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................         1.28%          4.63%          5.67%(3)
   Portfolio turnover (6) ...........................................................        50.46%         16.83%          6.25%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................           --           1.24%          2.30%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................           --           4.63%          5.66%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                   See accompanying notes to financial statements.


                                        52-53

FINANCIAL HIGHLIGHTS (continued)                          WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
================================================================================

(For a share outstanding throughout the period)

                                                                                                        Canada
                                                                                                         WEBS
                                                                                                        Index
                                                                                                        Series
                                                                                        -------------------------------------------
                                                                                         For the        For the       For the
                                                                                           year           year          year
                                                                                          ended          ended         ended
                                                                                         08/31/99       08/31/98      08/31/97
                                                                                        -----------   -----------    -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $      9.90   $     13.43    $     10.60
                                                                                        -----------   -----------    -----------
   Net investment income/(loss) (+) .................................................          0.07          0.07           0.05
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          3.87         (2.89)          2.97
                                                                                        -----------   -----------    -----------
       Net increase/(decrease) in net assets resulting from operations ..............          3.94         (2.82)          3.02
                                                                                        -----------   -----------    -----------
Less Distributions
   Dividends from net investment income .............................................         (0.08)        (0.13)         (0.05)
   Dividends in excess of net investment income .....................................         (0.01)        (0.00)**       (0.00)**
   Distributions from net realized gains ............................................         (0.53)        (0.58)         (0.14)
   Distributions in excess of net realized gains ....................................            --            --             --
   Return of capital ................................................................            --            --             --
                                                                                        -----------   -----------    -----------
       Total dividends and distributions ............................................         (0.62)        (0.71)         (0.19)
                                                                                        -----------   -----------    -----------
   Net asset value, end of period ...................................................   $     13.22   $      9.90    $     13.43
                                                                                        ===========   ===========    ===========
Total Investment Return (2) .........................................................         39.71%       (21.69)%        28.50%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $     9,253   $     6,932    $    24,168
   Ratios of expenses to average net assets (5) .....................................          1.23%         1.14%          1.35%
   Ratios of net investment income/(loss) to average net assets (5) .................          0.53%         0.46%          0.39%
   Portfolio turnover (6) ...........................................................         11.66%         3.70%         11.02%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................            --            --           1.36%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................            --            --           0.39%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                          Canada                  France
                                                                                           WEBS                    WEBS
                                                                                          Index                   Index
                                                                                          Series                  Series
                                                                                        -----------      ---------------------------
                                                                                         For the          For the         For the
                                                                                         period             year            year
                                                                                        03/12/96*-         ended           ended
                                                                                         08/31/96         08/31/99        08/31/98
                                                                                        -----------      -----------    -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     10.17(1)   $     19.13    $     14.50
                                                                                        -----------      -----------    -----------
   Net investment income/(loss) (+) .................................................          0.04             0.14           0.30
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          0.43             3.88           4.76
                                                                                        -----------      -----------    -----------
       Net increase/(decrease) in net assets resulting from operations ..............          0.47             4.02           5.06
                                                                                        -----------      -----------    -----------
Less Distributions
   Dividends from net investment income .............................................         (0.03)           (0.10)         (0.19)
   Dividends in excess of net investment income .....................................         (0.01)           (0.02)         (0.03)
   Distributions from net realized gains ............................................            --            (0.05)         (0.13)
   Distributions in excess of net realized gains ....................................          0.00**             --          (0.01)
   Return of capital ................................................................          0.00**          (0.08)         (0.07)
                                                                                        -----------      -----------    -----------
       Total dividends and distributions ............................................         (0.04)           (0.25)         (0.43)
                                                                                        -----------      -----------    -----------
   Net asset value, end of period ...................................................   $     10.60      $     22.90    $     19.13
                                                                                        ===========      ===========    ===========
Total Investment Return (2) .........................................................          4.63%(4)        21.01%         34.77%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    13,776      $    77,885    $    45,922
   Ratios of expenses to average net assets (5) .....................................          1.44%(3)         1.06%          1.18%
   Ratios of net investment income/(loss) to average net assets (5) .................          0.79%(3)         0.67%          1.58%
   Portfolio turnover (6) ...........................................................          0.00%(4)         0.00%          5.65%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.45%(3)           --             --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          0.78%(3)           --             --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                  France                  Germany
                                                                                                   WEBS                    WEBS
                                                                                                  Index                   Index
                                                                                                  Series                  Series
                                                                                        ---------------------------      -----------
                                                                                          For the         For the         For the
                                                                                            year          period            year
                                                                                           ended         03/12/96*-        ended
                                                                                          08/31/97        08/31/96        08/31/99
                                                                                        -----------     -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     12.73    $     12.42(1)   $     20.25
                                                                                        -----------    -----------      -----------
   Net investment income/(loss) (+) .................................................          0.17           0.17             0.12
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          1.95           0.45             1.31
                                                                                        -----------    -----------      -----------
       Net increase/(decrease) in net assets resulting from operations ..............          2.12           0.62             1.43
                                                                                        -----------    -----------      -----------
Less Distributions
   Dividends from net investment income .............................................         (0.15)         (0.09)           (0.10)
   Dividends in excess of net investment income .....................................            --          (0.01)           (0.01)
   Distributions from net realized gains ............................................         (0.20)          0.00**          (0.31)
   Distributions in excess of net realized gains ....................................            --             --            (0.08)
   Return of capital ................................................................            --          (0.21)           (0.01)
                                                                                        -----------    -----------      -----------
       Total dividends and distributions ............................................         (0.35)         (0.31)           (0.51)
                                                                                        -----------    -----------      -----------
   Net asset value, end of period ...................................................   $     14.50    $     12.73      $     21.17
                                                                                        ===========    ===========      ===========
Total Investment Return (2) .........................................................         16.60%          4.95%(4)         7.04%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    14,519    $    22,930      $   101,645
   Ratios of expenses to average net assets (5) .....................................          1.52%          1.84%(3)         1.00%
   Ratios of net investment income/(loss) to average net assets (5) .................          1.17%          2.72%(3)         0.57%
   Portfolio turnover (6) ...........................................................          7.13%          0.00%(4)        13.67%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.52%          1.85%(3)           --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          1.17%          2.71%(3)           --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                      Germany
                                                                                                        WEBS
                                                                                                       Index
                                                                                                       Series
                                                                                        ----------------------------------------
                                                                                         For the        For the        For the
                                                                                           year          year          period
                                                                                          ended          ended        03/12/96*-
                                                                                         08/31/98       08/31/97       08/31/96
                                                                                        ----------    -----------    -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     16.31    $     13.64   $     13.23(1)
                                                                                        -----------    -----------   -----------
   Net investment income/(loss) (+) .................................................          0.29           0.03          0.06
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          3.92           2.77          0.47
                                                                                        -----------    -----------   -----------
       Net increase/(decrease) in net assets resulting from operations ..............          4.21           2.80          0.53
                                                                                        -----------    -----------   -----------
Less Distributions
   Dividends from net investment income .............................................         (0.17)         (0.03)        (0.03)
   Dividends in excess of net investment income .....................................         (0.01)         (0.01)        (0.01)
   Distributions from net realized gains ............................................         (0.01)         (0.07)           --
   Distributions in excess of net realized gains ....................................          0.00**           --         (0.01)
   Return of capital ................................................................         (0.08)         (0.02)        (0.07)
                                                                                        -----------    -----------   -----------
       Total dividends and distributions ............................................         (0.27)         (0.13)        (0.12)
                                                                                        -----------    -----------   -----------
   Net asset value, end of period ...................................................   $     20.25    $     16.31   $     13.64
                                                                                        ===========    ===========   ===========
Total Investment Return (2) .........................................................         25.69%         20.51%         4.00%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    72,934    $    24,486   $    28,664
   Ratios of expenses to average net assets (5) .....................................          1.08%          1.37%         1.68%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................          1.43%          0.23%         1.00%(3)
   Portfolio turnover (6) ...........................................................          0.64%          9.04%         0.00%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................            --           1.37%         1.69%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................            --           0.22%         0.99%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                   See accompanying notes to financial statements.


                                        54-55

FINANCIAL HIGHLIGHTS (continued)                          WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
===============================================================================

(For a share outstanding throughout the period)

                                                                                                       Hong Kong
                                                                                                         WEBS
                                                                                                        Index
                                                                                                        Series
                                                                                      ----------------------------------------------
                                                                                       For the         For the          For the
                                                                                        year            year             year
                                                                                        ended           ended            ended
                                                                                       08/31/99        08/31/98         08/31/97
                                                                                      -----------     -----------      -----------
Per Share Operating Performance
   Net asset value, beginning of period ............................................. $      6.41     $     14.73      $     13.05
                                                                                      -----------     -----------      -----------
   Net investment income/(loss) (+) .................................................        0.29            0.35             0.26
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................        5.49           (8.27)            2.12
                                                                                      -----------     -----------      -----------
       Net increase/(decrease) in net assets resulting from operations ..............        5.78           (7.92)            2.38
                                                                                      -----------     -----------      -----------
Less Distributions
   Dividends from net investment income .............................................       (0.31)          (0.28)           (0.21)
   Dividends in excess of net investment income .....................................       (0.05)           0.00**          (0.01)
   Distributions from net realized gains ............................................          --              --            (0.34)
   Distributions in excess of net realized gains ....................................          --              --             0.00**
   Return of capital ................................................................          --           (0.12)           (0.14)
                                                                                      -----------     -----------      -----------
       Total dividends and distributions ............................................       (0.36)          (0.40)           (0.70)
                                                                                      -----------     -----------      -----------
   Net asset value, end of period ................................................... $     11.83     $      6.41      $     14.73
                                                                                      ===========     ===========      ===========
Total Investment Return (2) .........................................................       90.51%         (54.22)%          17.80%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) ............................................. $    77,200     $    49,973      $    25,417
   Ratios of expenses to average net assets (5) .....................................        1.01%           1.09%            1.43%
   Ratios of net investment income/(loss) to average net assets (5) .................        2.84%           3.76%            1.71%
   Portfolio turnover (6) ...........................................................       42.89%          21.50%           22.90%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          --              --             1.43%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          --              --             1.71%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                       Hong Kong                  Italy
                                                                                          WEBS                     WEBS
                                                                                         Index                    Index
                                                                                         Series                   Series
                                                                                       -----------      ----------------------------
                                                                                        For the          For the         For the
                                                                                        period            year            year
                                                                                       03/12/96*-         ended           ended
                                                                                        08/31/96         08/31/99        08/31/98
                                                                                       -----------      -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................  $     12.83(1)   $     22.89     $     16.66
                                                                                       -----------      -----------     -----------
   Net investment income/(loss) (+) .................................................         0.15             0.17            0.18
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         0.27             1.05            7.94
                                                                                       -----------      -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............         0.42             1.22            8.12
                                                                                       -----------      -----------     -----------
Less Distributions
   Dividends from net investment income .............................................        (0.13)           (0.06)          (0.18)
   Dividends in excess of net investment income .....................................        (0.02)              --           (1.02)
   Distributions from net realized gains ............................................        (0.01)           (2.24)          (0.69)
   Distributions in excess of net realized gains ....................................           --               --              --
   Return of capital ................................................................        (0.04)           (0.25)             --
                                                                                       -----------      -----------     -----------
       Total dividends and distributions ............................................        (0.20)           (2.55)          (1.89)
                                                                                       -----------      -----------     -----------
   Net asset value, end of period ...................................................  $     13.05      $     21.56     $     22.89
                                                                                       ===========      ===========     ===========
Total Investment Return (2) .........................................................         3.22%(4)         5.14%          47.66%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................  $     7,845      $    58,224     $    58,368
   Ratios of expenses to average net assets (5) .....................................         1.52%(3)         1.03%           1.02%
   Ratios of net investment income/(loss) to average net assets (5) .................         2.37%(3)         0.70%           0.76%
   Portfolio turnover (6) ...........................................................         0.00%(4)         7.89%           8.16%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................         1.53%(3)           --              --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................         2.36%(3)           --              --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                  Italy                   Japan
                                                                                                  WEBS                     WEBS
                                                                                                  Index                   Index
                                                                                                 Series                   Series
                                                                                      ----------------------------     -----------
                                                                                        For the         For the          For the
                                                                                         year           period            year
                                                                                         ended         03/12/96*-         ended
                                                                                        08/31/97        08/31/96         08/31/99
                                                                                      -----------      -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period ............................................. $     13.79     $     13.62(1)   $      8.39
                                                                                      -----------     -----------      -----------
   Net investment income/(loss) (+) .................................................        0.12            0.25            (0.03)
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................        3.10            0.31             4.91
                                                                                      -----------     -----------      -----------
       Net increase/(decrease) in net assets resulting from operations ..............        3.22            0.56             4.88
                                                                                      -----------     -----------      -----------
Less Distributions
   Dividends from net investment income .............................................       (0.11)          (0.14)              --
   Dividends in excess of net investment income .....................................       (0.24)          (0.03)           (0.04)
   Distributions from net realized gains ............................................          --           (0.14)              --
   Distributions in excess of net realized gains ....................................          --              --               --
   Return of capital ................................................................          --           (0.08)           (0.01)
                                                                                      -----------     -----------      -----------
       Total dividends and distributions ............................................       (0.35)          (0.39)           (0.05)
                                                                                      -----------     -----------      -----------
   Net asset value, end of period ................................................... $     16.66     $     13.79      $     13.22
                                                                                      ===========     ===========      ===========
Total Investment Return (2) .........................................................       23.37%           4.11%(4)        58.14%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) ............................................. $    32,495     $    35,170      $   713,653
   Ratios of expenses to average net assets (5) .....................................        1.33%           1.43%(3)         0.94%
   Ratios of net investment income/(loss) to average net assets (5) .................        0.76%           3.69%(3)        (0.27)%
   Portfolio turnover (6) ...........................................................       13.70%          19.80%(4)         0.00%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................        1.33%           1.44%(3)           --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................        0.76%           3.68%(3)           --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                       Japan
                                                                                                        WEBS
                                                                                                       Index
                                                                                                       Series
                                                                                       -----------------------------------------
                                                                                        For the        For the        For the
                                                                                          year           year          period
                                                                                         ended          ended        03/12/96*-
                                                                                        08/31/98       08/31/97       08/31/96
                                                                                       -----------    -----------    -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................  $     12.61    $     14.33   $     14.79(1)
                                                                                       -----------    -----------   -----------
   Net investment income/(loss) (+) .................................................        (0.02)         (0.06)        (0.07)
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................        (4.19)         (1.65)        (0.39)
                                                                                       -----------    -----------   -----------
       Net increase/(decrease) in net assets resulting from operations ..............        (4.21)         (1.71)        (0.46)
                                                                                       -----------    -----------   -----------
Less Distributions
   Dividends from net investment income .............................................           --             --            --
   Dividends in excess of net investment income .....................................           --             --            --
   Distributions from net realized gains ............................................         0.00**           --            --
   Distributions in excess of net realized gains ....................................           --          (0.01)           --
   Return of capital ................................................................        (0.01)            --            --
                                                                                       -----------    -----------   -----------
       Total dividends and distributions ............................................        (0.01)         (0.01)           --
                                                                                       -----------    -----------   -----------
   Net asset value, end of period ...................................................  $      8.39    $     12.61   $     14.33
                                                                                       ===========    ===========   ===========
Total Investment Return (2) .........................................................       (33.38)%       (11.97)%       (3.11)%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................  $   201,485    $   158,957   $   103,164
   Ratios of expenses to average net assets (5) .....................................         1.04%          1.19%         1.37%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................        (0.21)%        (0.48)%       (1.01)%(3)
   Portfolio turnover (6) ...........................................................         0.00%         12.90%        21.54%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................           --           1.19%         1.38%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................           --          (0.48)%       (1.02)%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                   See accompanying notes to financial statements.


                                        56-57

FINANCIAL HIGHLIGHTS (continued)                          WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
================================================================================

(For a share outstanding throughout the period)

                                                                                                    Malaysia (Free)
                                                                                                         WEBS
                                                                                                        Index
                                                                                                        Series
                                                                                        ----------------------------------------
                                                                                         For the        For the        For the
                                                                                           year           year           year
                                                                                          ended          ended          ended
                                                                                         08/31/99       08/31/98       08/31/97
                                                                                        ----------     ----------     ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     2.11     $     8.23     $    13.80
                                                                                        ----------     ----------     ----------
   Net investment income/(loss) (+) .................................................         0.01           0.06           0.01
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         3.67          (6.10)         (5.55)
                                                                                        ----------     ----------     ----------
       Net increase/(decrease) in net assets resulting from operations ..............         3.68          (6.04)         (5.54)
                                                                                        ----------     ----------     ----------
Less Distributions
   Dividends from net investment income .............................................        (0.01)         (0.05)          0.00**
   Dividends in excess of net investment income .....................................           --             --          (0.01)
   Distributions from net realized gains ............................................           --             --             --
   Distributions in excess of net realized gains ....................................           --             --             --
   Return of capital ................................................................        (0.19)         (0.03)         (0.02)
                                                                                        ----------     ----------     ----------
       Total dividends and distributions ............................................        (0.20)         (0.08)         (0.03)
                                                                                        ----------     ----------     ----------
   Net asset value, end of period ...................................................   $     5.59     $     2.11     $     8.23
                                                                                        ==========     ==========     ==========
Total Investment Return (2) .........................................................       185.81%        (73.57)%       (40.20)%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   95,251     $   35,867     $   12,339
   Ratios of expenses to average net assets (5) .....................................         1.43%          1.09%          1.46%
   Ratios of net investment income/(loss) to average net assets (5) .................         0.33%          1.40%          0.04%
   Portfolio turnover (6) ...........................................................         7.24%          2.11%          0.00%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................           --             --           1.47%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................           --             --           0.04%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                      Malaysia (Free)          Mexico (Free)
                                                                                           WEBS                    WEBS
                                                                                          Index                   Index
                                                                                          Series                  Series
                                                                                      --------------     ---------------------------
                                                                                          For the         For the        For the
                                                                                           period           year           year
                                                                                         03/12/96*-        ended          ended
                                                                                          08/31/96        08/31/99       08/31/98
                                                                                         ----------      ----------     ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................    $    13.24(1)   $     8.11     $    15.11
                                                                                         ----------      ----------     ----------
   Net investment income/(loss) (+) .................................................         (0.02)           0.06           0.09
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          0.59            5.36          (6.71)
                                                                                         ----------      ----------     ----------
       Net increase/(decrease) in net assets resulting from operations ..............          0.57            5.42          (6.62)
                                                                                         ----------      ----------     ----------
Less Distributions
   Dividends from net investment income .............................................            --           (0.06)         (0.09)
   Dividends in excess of net investment income .....................................            --           (0.01)            --
   Distributions from net realized gains ............................................            --              --          (0.29)
   Distributions in excess of net realized gains ....................................            --           (0.01)            --
   Return of capital ................................................................         (0.01)          (0.06)            --
                                                                                         ----------      ----------     ----------
       Total dividends and distributions ............................................         (0.01)          (0.14)         (0.38)
                                                                                         ----------      ----------     ----------
   Net asset value, end of period ...................................................    $    13.80      $    13.39     $     8.11
                                                                                         ==========      ==========     ==========
Total Investment Return (2) .........................................................          4.28%(4)       66.92%        (44.18)%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................    $    9,318      $   21,430     $    7,296
   Ratios of expenses to average net assets (5) .....................................          1.58%(3)        1.26%          1.34%
   Ratios of net investment income/(loss) to average net assets (5) .................         (0.35)%(3)       0.52%          0.60%
   Portfolio turnover (6) ...........................................................          0.00%(4)       18.36%         14.05%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.59%(3)          --             --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................         (0.36)%(3)         --             --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                              Mexico (Free)             Netherlands
                                                                                                  WEBS                     WEBS
                                                                                                 Index                     Index
                                                                                                 Series                    Series
                                                                                        -------------------------       -----------
                                                                                         For the        For the           For the
                                                                                           year          period             year
                                                                                          ended        03/12/96*-          ended
                                                                                         08/31/97       08/31/96          08/31/99
                                                                                        ----------     ----------       ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $    11.52     $     9.95(1)    $    23.50
                                                                                        ----------     ----------       ----------
   Net investment income/(loss) (+) .................................................         0.02           0.00**           0.53
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         4.07           1.59             1.60
                                                                                        ----------     ----------       ----------
       Net increase/(decrease) in net assets resulting from operations ..............         4.09           1.59             2.13
                                                                                        ----------     ----------       ----------
Less Distributions
   Dividends from net investment income .............................................        (0.01)            --            (0.43)
   Dividends in excess of net investment income .....................................        (0.01)         (0.01)           (0.01)
   Distributions from net realized gains ............................................        (0.44)            --            (1.42)
   Distributions in excess of net realized gains ....................................           --             --            (0.24)
   Return of capital ................................................................        (0.04)         (0.01)           (0.08)
                                                                                        ----------     ----------       ----------
       Total dividends and distributions ............................................        (0.50)         (0.02)           (2.18)
                                                                                        ----------     ----------       ----------
   Net asset value, end of period ...................................................   $    15.11     $    11.52       $    23.45
                                                                                        ==========     ==========       ==========
Total Investment Return (2) .........................................................        35.21%         15.93%(4)         8.98%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   16,627     $    5,759       $   31,685
   Ratios of expenses to average net assets (5) .....................................         1.63%          1.75%(3)         1.07%
   Ratios of net investment income/(loss) to average net assets (5) .................         0.14%          0.01%(3)         2.20%
   Portfolio turnover (6) ...........................................................        22.80%          0.00%(4)        32.13%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................         1.63%          1.76%(3)           --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................         0.13%          0.00%(3)           --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                      Netherlands
                                                                                                          WEBS
                                                                                                         Index
                                                                                                         Series
                                                                                        ---------------------------------------
                                                                                         For the        For the       For the
                                                                                           year           year         period
                                                                                          ended          ended       03/12/96*-
                                                                                         08/31/98       08/31/97      08/31/96
                                                                                        ----------     ----------    ----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $    21.42     $    17.36    $    15.91(1)
                                                                                        ----------     ----------    ----------
   Net investment income/(loss) (+) .................................................         0.25           0.11          0.24
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         3.53           4.79          1.54
                                                                                        ----------     ----------    ----------
       Net increase/(decrease) in net assets resulting from operations ..............         3.78           4.90          1.78
                                                                                        ----------     ----------    ----------
Less Distributions
   Dividends from net investment income .............................................        (0.16)         (0.10)        (0.14)
   Dividends in excess of net investment income .....................................           --          (0.01)        (0.01)
   Distributions from net realized gains ............................................        (1.47)         (0.71)        (0.08)
   Distributions in excess of net realized gains ....................................           --             --         (0.01)
   Return of capital ................................................................        (0.07)         (0.02)        (0.09)
                                                                                        ----------     ----------    ----------
       Total dividends and distributions ............................................        (1.70)         (0.84)        (0.33)
                                                                                        ----------     ----------    ----------
   Net asset value, end of period ...................................................   $    23.50     $    21.42    $    17.36
                                                                                        ==========     ==========    ==========
Total Investment Return (2) .........................................................        17.41%         28.04%        11.19%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $   22,349     $    9,661    $    6,962
   Ratios of expenses to average net assets (5) .....................................         1.12%          1.46%         1.63%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................         1.00%          0.54%         2.93%(3)
   Portfolio turnover (6) ...........................................................        15.81%         12.68%         4.32%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................           --           1.46%         1.64%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................           --           0.53%         2.92%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                   See accompanying notes to financial statements.


                                        58-59

FINANCIAL HIGHLIGHTS (continued)                           WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
================================================================================

(For a share outstanding throughout the period)

                                                                                                    Singapore (Free)
                                                                                                         WEBS
                                                                                                        Index
                                                                                                        Series
                                                                                      ---------------------------------------------
                                                                                       For the         For the         For the
                                                                                        year            year            year
                                                                                        ended           ended           ended
                                                                                       08/31/99        08/31/98        08/31/97
                                                                                      -----------     -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period ............................................. $      3.30     $      8.66     $     11.38
                                                                                      -----------     -----------     -----------
   Net investment income/(loss) (+) .................................................        0.05            0.07            0.00**
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................        4.70           (5.37)          (2.67)
                                                                                      -----------     -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............        4.75           (5.30)          (2.67)
                                                                                      -----------     -----------     -----------
Less Distributions
   Dividends from net investment income .............................................       (0.05)          (0.04)           0.00**
   Dividends in excess of net investment income .....................................       (0.06)          (0.01)          (0.01)
   Distributions from net realized gains ............................................          --              --           (0.02)
   Distributions in excess of net realized gains ....................................          --              --              --
   Return of capital ................................................................       (0.01)          (0.01)          (0.02)
                                                                                      -----------     -----------     -----------
       Total dividends and distributions ............................................       (0.12)          (0.06)          (0.05)
                                                                                      -----------     -----------     -----------
   Net asset value, end of period ................................................... $      7.93     $      3.30     $      8.66
                                                                                      ===========     ===========     ===========
Total Investment Return (2) .........................................................      144.52%         (61.29)%        (23.48)%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) ............................................. $   113,438     $    47,248     $    14,722
   Ratios of expenses to average net assets (5) .....................................        0.97%           1.08%           1.43%
   Ratios of net investment income/(loss) to average net assets (5) .................        0.76%           1.17%           0.03%
   Portfolio turnover (6) ...........................................................       25.31%          67.17%          13.40%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          --              --            1.43%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          --              --            0.03%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                       Singapore (Free)            Spain
                                                                                           WEBS                     WEBS
                                                                                          Index                    Index
                                                                                          Series                   Series
                                                                                        -----------      -------------------------
                                                                                         For the          For the       For the
                                                                                         period            year          year
                                                                                        03/12/96*-         ended         ended
                                                                                         08/31/96         08/31/99      08/31/98
                                                                                        -----------      -----------   -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     12.24(1)   $     23.84   $     18.49
                                                                                        -----------      -----------   -----------
   Net investment income/(loss) (+) .................................................          0.04             0.09          0.16
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         (0.86)            3.14          5.94
                                                                                        -----------      -----------   -----------
       Net increase/(decrease) in net assets resulting from operations ..............         (0.82)            3.23          6.10
                                                                                        -----------      -----------   -----------
Less Distributions
   Dividends from net investment income .............................................         (0.03)           (0.07)        (0.12)
   Dividends in excess of net investment income .....................................         (0.01)           (0.02)        (0.02)
   Distributions from net realized gains ............................................            --            (1.35)        (0.55)
   Distributions in excess of net realized gains ....................................            --               --            --
   Return of capital ................................................................            --            (0.04)        (0.06)
                                                                                        -----------      -----------   -----------
       Total dividends and distributions ............................................         (0.04)           (1.48)        (0.75)
                                                                                        -----------      -----------   -----------
   Net asset value, end of period ...................................................   $     11.38      $     25.59   $     23.84
                                                                                        ===========      ===========   ===========
Total Investment Return (2) .........................................................         (6.73)%(4)       13.39%        32.58%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $     9,107      $    36,469   $    25,029
   Ratios of expenses to average net assets (5) .....................................          1.56%(3)         1.04%         1.11%
   Ratios of net investment income/(loss) to average net assets (5) .................          0.69%(3)         0.31%         0.61%
   Portfolio turnover (6) ...........................................................         26.29%(4)        16.58%         9.10%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.57%(3)           --            --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          0.68%(3)           --            --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                  Spain                  Sweden
                                                                                                   WEBS                   WEBS
                                                                                                  Index                  Index
                                                                                                  Series                 Series
                                                                                        ---------------------------     ------------
                                                                                         For the         For the         For the
                                                                                          year           period           year
                                                                                          ended         03/12/96*-        ended
                                                                                         08/31/97        08/31/96        08/31/99
                                                                                        -----------     -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     14.09     $     13.28(1)  $     18.39
                                                                                        -----------     -----------     -----------
   Net investment income/(loss) (+) .................................................          0.19            0.14            0.10
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          5.33            0.98            4.52
                                                                                        -----------     -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............          5.52            1.12            4.62
                                                                                        -----------     -----------     -----------
Less Distributions
   Dividends from net investment income .............................................         (0.12)          (0.18)          (0.09)
   Dividends in excess of net investment income .....................................         (0.05)             --           (0.01)
   Distributions from net realized gains ............................................         (0.86)          (0.13)          (0.62)
   Distributions in excess of net realized gains ....................................            --              --           (0.01)
   Return of capital ................................................................         (0.09)             --           (0.02)
                                                                                        -----------     -----------     -----------
       Total dividends and distributions ............................................         (1.12)          (0.31)          (0.75)
                                                                                        -----------     -----------     -----------
   Net asset value, end of period ...................................................   $     18.49     $     14.09     $     22.26
                                                                                        ===========     ===========     ===========
Total Investment Return (2) .........................................................         39.15%           8.45%(4)       25.09%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $     8,321     $     4,227     $    20,034
   Ratios of expenses to average net assets (5) .....................................          1.67%           1.76%(3)        1.13%
   Ratios of net investment income/(loss) to average net assets (5) .................          1.04%           2.04%(3)        0.49%
   Portfolio turnover (6) ...........................................................         19.21%           4.73%(4)       33.44%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.67%           1.77%(3)          --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          1.04%           2.03%(3)          --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                                       Sweden
                                                                                                        WEBS
                                                                                                       Index
                                                                                                       Series
                                                                                      ------------------------------------------
                                                                                       For the         For the        For the
                                                                                        year            year          period
                                                                                        ended           ended        03/12/96*-
                                                                                       08/31/98        08/31/97       08/31/96
                                                                                      -----------     -----------    -----------
Per Share Operating Performance
   Net asset value, beginning of period ............................................. $     18.32     $     14.67    $     13.22(1)
                                                                                      -----------     -----------    -----------
   Net investment income/(loss) (+) .................................................        0.10           (0.03)          0.20
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................        0.95            4.45           1.67
                                                                                      -----------     -----------    -----------
       Net increase/(decrease) in net assets resulting from operations ..............        1.05            4.42           1.87
                                                                                      -----------     -----------    -----------
Less Distributions
   Dividends from net investment income .............................................       (0.08)             --          (0.23)
   Dividends in excess of net investment income .....................................       (0.01)             --          (0.07)
   Distributions from net realized gains ............................................       (0.86)          (0.77)         (0.12)
   Distributions in excess of net realized gains ....................................       (0.01)             --             --
   Return of capital ................................................................       (0.02)             --             --
                                                                                      -----------     -----------    -----------
       Total dividends and distributions ............................................       (0.98)          (0.77)         (0.42)
                                                                                      -----------     -----------    -----------
   Net asset value, end of period ................................................... $     18.39     $     18.32    $     14.67
                                                                                      ===========     ===========    ===========
Total Investment Return (2) .........................................................        5.48%          30.10%         14.13%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) ............................................. $    13,791     $     8,243    $     4,400
   Ratios of expenses to average net assets (5) .....................................        1.17%           1.64%          1.75%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................        0.48%          (0.19)%         3.05%(3)
   Portfolio turnover (6) ...........................................................       10.88%          13.71%          5.87%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          --            1.64%          1.76%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          --           (0.19)%         3.04%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                   See accompanying notes to financial statements.


                                        60-61

FINANCIAL HIGHLIGHTS (concluded)                          WEBS INDEX FUND, INC.
FOREIGN FUND, INC.
===============================================================================

(For a share outstanding throughout the period)

                                                                                                      Switzerland
                                                                                                          WEBS
                                                                                                         Index
                                                                                                         Series
                                                                                        ------------------------------------------
                                                                                         For the        For the         For the
                                                                                          year           year            year
                                                                                          ended          ended           ended
                                                                                         08/31/99       08/31/98        08/31/97
                                                                                        -----------    -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     15.55    $     13.79     $     12.29
                                                                                        -----------    -----------     -----------
   Net investment income/(loss) (+) .................................................          0.04          (0.00)%**       (0.04)
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          0.19           3.01            2.11
                                                                                        -----------    -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............          0.23           3.01            2.07
                                                                                        -----------    -----------     -----------
Less Distributions
   Dividends from net investment income .............................................         (0.03)            --              --
   Dividends in excess of net investment income .....................................         (0.04)         (0.01)             --
   Distributions from net realized gains ............................................         (0.17)         (1.21)          (0.57)
   Distributions in excess of net realized gains ....................................         (0.14)            --              --
   Return of capital ................................................................         (0.01)         (0.03)           0.00**
                                                                                        -----------    -----------     -----------
       Total dividends and distributions ............................................         (0.39)         (1.25)          (0.57)
                                                                                        -----------    -----------     -----------
   Net asset value, end of period ...................................................   $     15.39    $     15.55     $     13.79
                                                                                        ===========    ===========     ===========
Total Investment Return (2) .........................................................          1.47%         21.24%          16.69%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    38,499    $    29,163     $    13,805
   Ratios of expenses to average net assets (5) .....................................          1.09%          1.15%           1.52%
   Ratios of net investment income/(loss) to average net assets (5) .................          0.24%         (0.03)%         (0.29)%
   Portfolio turnover (6) ...........................................................         35.10%         43.09%          48.05%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................            --             --            1.53%
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................            --             --           (0.29)%
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                       Switzerland            United Kingdom
                                                                                           WEBS                    WEBS
                                                                                          Index                   Index
                                                                                          Series                  Series
                                                                                       -----------      ----------------------------
                                                                                        For the          For the         For the
                                                                                        period            year            year
                                                                                       03/12/96*-         ended           ended
                                                                                        08/31/96         08/31/99        08/31/98
                                                                                       -----------      -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................  $     12.07(1)   $     18.48     $     16.50
                                                                                       -----------      -----------     -----------
   Net investment income/(loss) (+) .................................................         0.08             0.44            0.37
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................         0.24             2.40            2.12
                                                                                       -----------      -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............         0.32             2.84            2.49
                                                                                       -----------      -----------     -----------
Less Distributions
   Dividends from net investment income .............................................        (0.10)           (0.36)          (0.29)
   Dividends in excess of net investment income .....................................           --            (0.01)          (0.04)
   Distributions from net realized gains ............................................           --            (0.60)          (0.11)
   Distributions in excess of net realized gains ....................................           --            (0.02)             --
   Return of capital ................................................................           --            (0.08)          (0.07)
                                                                                       -----------      -----------     -----------
       Total dividends and distributions ............................................        (0.10)           (1.07)          (0.51)
                                                                                       -----------      -----------     -----------
   Net asset value, end of period ...................................................  $     12.29      $     20.25     $     18.48
                                                                                       ===========      ===========     ===========
Total Investment Return (2) .........................................................         2.60%(4)        15.33%          14.98%

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................  $     6,158      $   113,402     $    62,846
   Ratios of expenses to average net assets (5) .....................................         1.82%(3)         0.97%           1.03%
   Ratios of net investment income/(loss) to average net assets (5) .................         1.39%(3)         2.16%           1.90%
   Portfolio turnover (6) ...........................................................        17.06%(4)        13.24%           2.83%

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................         1.83%(3)           --              --
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................         1.38%(3)           --              --
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                                                                                              United Kingdom
                                                                                                   WEBS
                                                                                                  Index
                                                                                                  Series
                                                                                        ---------------------------
                                                                                         For the         For the
                                                                                          year           period
                                                                                          ended         03/12/96*-
                                                                                         08/31/97        08/31/96
                                                                                        -----------     -----------
Per Share Operating Performance
   Net asset value, beginning of period .............................................   $     13.15     $     12.14(1)
                                                                                        -----------     -----------
   Net investment income/(loss) (+) .................................................          0.38            0.21
   Net realized and unrealized gain/(loss) on investments and foreign currency related transactions and translation of other assets and liabilities denominated
     in foreign currencies ..........................................................          3.62            1.06
                                                                                        -----------     -----------
       Net increase/(decrease) in net assets resulting from operations ..............          4.00            1.27
                                                                                        -----------     -----------
Less Distributions
   Dividends from net investment income .............................................         (0.32)          (0.20)
   Dividends in excess of net investment income .....................................         (0.06)          (0.03)
   Distributions from net realized gains ............................................         (0.17)           0.00**
   Distributions in excess of net realized gains ....................................            --              --
   Return of capital ................................................................         (0.10)          (0.03)
                                                                                        -----------     -----------
       Total dividends and distributions ............................................         (0.65)          (0.26)
                                                                                        -----------     -----------
   Net asset value, end of period ...................................................   $     16.50     $     13.15
                                                                                        ===========     ===========
Total Investment Return (2) .........................................................         30.48%          10.41%(4)

Ratios/ Supplemental Data
   Net assets, end of period (in 000's) .............................................   $    29,721     $    15,790
   Ratios of expenses to average net assets (5) .....................................          1.38%           1.61%(3)
   Ratios of net investment income/(loss) to average net assets (5) .................          2.47%           3.62%(3)
   Portfolio turnover (6) ...........................................................          1.84%           0.00%(4)

*     Commencement of operations.
**    Less than one cent per share.
+     Based on average shares outstanding throughout the period.
(1)   Net asset value per share on March 12, 1996 (commencement of operations).
(2)   Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3)   Annualized.
(4)   Not Annualized.
(5)   Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
       Ratios of expenses to average net assets before waivers ......................          1.38%           1.62%(3)
       Ratios of net investment income/(loss) to average
          net assets before waivers .................................................          2.47%           3.61%(3)
(6)   Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

                   See accompanying notes to financial statements.


                                        62-63

NOTES TO FINANCIAL STATEMENTS                              WEBS INDEX FUND, INC.
================================================================================

GENERAL

      WEBS Index Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 1, 1994, and commenced operations on March 12, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open end management investment company.

      The shares of common stock of each WEBS Index Series are referred to as "World Equity Benchmark Shares" or "WEBS" and are traded on the American Stock Exchange, Inc. (the "AMEX") under the following symbols:

           WEBS Index Series                                    Symbol
           ----------------------                              --------
           Australia WEBS Index Series                           EWA
           Austria WEBS Index Series                             EWO
           Belgium WEBS Index Series                             EWK
           Canada WEBS Index Series                              EWC
           France WEBS Index Series                              EWQ
           Germany WEBS Index Series                             EWG
           Hong Kong WEBS Index Series                           EWH
           Italy WEBS Index Series                               EWI
           Japan WEBS Index Series                               EWJ
           Malaysia (Free) WEBS Index Series                     EWM
           Mexico (Free) WEBS Index Series                       EWW
           Netherlands WEBS Index Series                         EWN
           Singapore (Free) WEBS Index Series                    EWS
           Spain WEBS Index Series                               EWP
           Sweden WEBS Index Series                              EWD
           Switzerland WEBS Index Series                         EWL
           United Kingdom WEBS Index Series                      EWU

      The investment objective of each of the WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International, Inc ("MSCI"). The MSCI Indices utilized by the Fund reflect the reinvestment of net dividends (except for the MSCI Mexico (Free) Index utilized by the Mexico (Free) WEBS Index Series, which reflects the reinvestment of gross dividends).

      Each WEBS Index Series of the Fund utilizes a "passive" or indexing investment approach in an effort to approximate the investment performance of its benchmark index through the use of quantitative analytical procedures.

      The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. WEBS of the Malaysia (Free) WEBS Index Series are not currently being offered. Except when aggregated in Creation Units, WEBS are not redeemable securities of a WEBS Index Series. The non-redeemable WEBS trade on the AMEX during the day at prices that differ to some degree from their net asset value.

      The Depository Trust Company ("DTC") acts as the securities depository for the WEBS. WEBS are represented by global securities, registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

      Each of the Canada WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series is classified as a "diversified" investment company under the Act. Each of the other WEBS Index Series is classified as a "non-diversified" investment company under the Act.

SIGNIFICANT ACCOUNTING POLICIES

      WEBS Index Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                           WEBS INDEX FUND, INC.
================================================================================

Portfolio Valuation

      Investments are stated at value. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,
(ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, or (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the-counter are valued at the last quoted bid price. Securities for which market values are not readily available are carried at fair value as determined in good faith by Barclays Global Fund Advisors (the "Adviser") in accordance with procedures adopted by the Fund's Board of Directors.

Investment Transactions and Investment Income

      Investment transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

Tax Status

      No provision is made for U.S. Federal income or excise taxes as it is each WEBS Index Series' intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

      If so elected, each WEBS Index Series' realized net foreign exchange losses and realized net capital losses incurred since October 31, 1998 will be treated for tax purposes as arising on September 1, 1999. Each WEBS Index Series incurred and will elect to defer such losses as follows:

                                                                    Net Realized
                                                Foreign Exchange       Capital
        WEBS Index Series                            Losses            Losses
        ---------------------------------       ----------------    ------------
        Australia WEBS Index Series              $       --         $  635,689
        Austria WEBS Index Series                $    6,761         $  433,748
        Belgium WEBS Index Series                $   29,990         $       --
        Canada WEBS Index Series                 $       --         $       --
        France WEBS Index Series                 $   17,090         $       --
        Germany WEBS Index Series                $   30,583         $       --
        Hong Kong WEBS Index Series              $    1,249         $1,929,343
        Italy WEBS Index Series                  $    8,064         $       --
        Japan WEBS Index Series                  $       --         $  199,159
        Malaysia (Free) WEBS Index Series        $   57,261         $2,976,252
        Mexico (Free) WEBS Index Series          $    1,599         $   92,305
        Netherlands WEBS Index Series            $   57,894         $       --
        Singapore (Free) WEBS Index Series       $       --         $  523,937
        Spain WEBS Index Series                  $   29,328         $       --
        Sweden WEBS Index Series                 $       --         $       --
        Switzerland WEBS Index Series            $   29,055         $       --
        United Kingdom WEBS Index Series         $   63,025         $       --

      In addition, each of the following WEBS Index Series has a capital loss carryover which will expire as follows:

                                                    2006                2007
                                                 ----------         ------------
        Australia WEBS Index Series              $       --         $  674,888
        Austria WEBS Index Series                $       --         $    4,273
        Hong Kong WEBS Index Series              $       --         $5,876,138
        Japan WEBS Index Series                  $  165,085         $  592,342
        Malaysia (Free) WEBS Index Series        $   13,817         $9,010,668
        Singapore (Free) WEBS Index Series       $   46,119         $7,619,991

      If any WEBS Index Series owns shares in certain foreign investment entities, referred to, under U.S. tax law principles, as "passive foreign investment companies", the WEBS Index Series may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

================================================================================

Foreign Currency Translation

      The books and records of each WEBS Index Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

             (i) Market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

             (ii) Purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

      Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) WEBS Index is that as of 3:00 p.m. New York City time). However, the Fund may use a different exchange rate from the rate used by MSCI in the event that the Adviser concludes that such rate is more appropriate.

      Effective January 1, 1999, the Austria, Belgium, France, Germany, Italy, Netherlands, and Spain WEBS Index Series are converted into U.S. Dollars using the Euro exchange rate.

      The WEBS Index Series generally do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The WEBS Index Series report certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller, less developed and have less reliable settlement and share registration procedures.

Distribution of Income and Gains

      Each WEBS Index Series intends to distribute, at least annually, to shareholders, substantially all of its net investment income, including net foreign currency gains, if any, and any realized net capital gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

      In addition, each WEBS Index Series intends to distribute at least annually amounts representing the dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional WEBS.

      Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. tax law principles, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within each WEBS Index Series' capital accounts based on their Federal tax treatment. Dividends and distributions which exceed net investment income and realized net capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and realized net capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital distributions.

      For the year ended August 31, 1999, each Index Series reclassified certain amounts from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions.

Organization Costs

      Organization costs were originally allocated to each WEBS Index Series based on the expected future net assets of each WEBS Index Series. Such organization costs have been deferred and are amortized ratably on the reverse sum of the years digits method over a period of sixty months from the commencement of operations.

      If any of the shares initially issued to the Distributor are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by their pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

                                                           WEBS INDEX FUND, INC.
================================================================================

FEE ARRANGEMENTS

      The Fund has an Investment Management Agreement (the "Management Agreement") with the Adviser. The Adviser manages the investments of each of the WEBS Index Series. For its services to each WEBS Index Series, the Adviser receives fees based on the Fund's aggregate average daily net assets equal to
 .27% per annum up to aggregate net assets of $1.7 billion; plus .15% per annum of the aggregate net assets between $1.7 billion and $7 billion; plus .12% per annum of the aggregate net assets between $7 billion and $10 billion; plus .08% per annum of the aggregate net assets in excess of $10 billion.

      The Fund has an Administration and Accounting Services Agreement with PFPC Worldwide Inc. (formerly PFPC Inc.) ("PFPC" or the "Administrator"). Under the Administration and Accounting Services Agreement, PFPC assists in supervising the operations of each WEBS Index Series.

      For its services to the WEBS Index Series, the Administrator receives an aggregate fee equal to each WEBS Index Series' allocable portion of: .22% per annum of the aggregate average daily net assets of the Fund up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Fund between $1.5 billon and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Fund between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Fund between $5 billon and $7.5 billion, plus .115% per annum of the aggregate average daily net assets of the Fund between $7.5 billion and $10 billion, plus .10% per annum of the aggregate average daily net assets of the Fund in excess of $10 billion. PFPC has a Sub-Administration Agreement with Morgan Stanley & Co, Incorporated ("MS&Co."). The Administrator pays MS&Co. a fee of .05% of the average daily net assets of the Fund for its sub-administration services.

      PFPC, Inc., (formerly PNCBank, N.A.) an affiliate of the Administrator, serves as each WEBS Index Series' Transfer Agent and Dividend Disbursement Agent.

      The Fund has a Licensing Agreement with MSCI for the use of the relevant MSCI Indices. Each WEBS Index Series pays a license fee equal to .03% per annum of the average daily net assets of each of such WEBS Index Series.

      The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act ("Rule 12b-1 Plan") with respect to each WEBS Index Series. Under the Rule 12b-1 Plan, Funds Distributor, Inc. ("Distributor") is paid an annual fee of up to .25% of the average daily net assets of each WEBS Index Series as compensation in connection with the offering and sale of shares of each WEBS Index Series. The fee paid to the Distributor under the Rule 12b-1 Plan is accrued daily and paid monthly with respect to each WEBS Index Series. For its services to the WEBS Index Series, the Distributor currently receives a fee under the Rule 12b-1 Plan of .20% of the average daily net assets of each WEBS Index Series. From time to time the Distributor may waive all or a portion of the fee.

      The Chase Manhattan Bank (Chase) serves as global custodian as well as the Securities Lending Agent to each of the WEBS Index Series. Prior to February 1, 1999, for its custody services to each WEBS Index Series, Chase was paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.09%); Austria WEBS Index Series (.09%); Belgium WEBS Index Series (.09%); Canada WEBS Index Series (.065%); France WEBS Index Series (.09%); Germany WEBS Index Series (.09%); Hong Kong WEBS Index Series (.11%); Italy WEBS Index Series (.08%); Japan WEBS Index Series (.055%); Malaysia (Free) WEBS Index Series (.11%); Mexico (Free) WEBS Index Series (.23%); Netherlands WEBS Index Series (.09%); Singapore (Free) WEBS Index Series (.09%); Spain WEBS Index Series (.09%); Sweden WEBS Index Series (.09%); Switzerland WEBS Index Series (.09%); and United Kingdom WEBS Index Series (.065%).

      Effective February 1, 1999, the fees payable under the Custody Agreement were revised. For its custody services to each WEBS Index Series, Chase is now paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.07%); Austria WEBS Index Series (.09%); Belgium WEBS Index Series (.09%); Canada WEBS Index Series (.05%); France WEBS Index Series (.09%); Germany WEBS Index Series (.08%); Hong Kong WEBS Index Series (.10%); Italy WEBS Index Series (.08%); Japan WEBS Index Series (.055%); Malaysia (Free) WEBS Index Series (.10%); Mexico (Free) WEBS Index Series (.15%); Netherlands WEBS Index Series (.09%); Singapore WEBS Index Series (.09%); Spain WEBS Index Series (.09%); Sweden WEBS Index Series (.09%); Switzerland WEBS Index Series (.09%); and United Kingdom WEBS Index Series (.05%);

      Chase also receives certain fees for each transaction of the WEBS Index Series and is reimbursed for certain out-of-pocket expenses.

      The Fund pays each director who is not a director, officer or employee of the Adviser, Administrator, Distributor or any affiliate thereof, an annual fee of $20,000 plus $5,000 for each Board of Directors meeting attended. The Chairman of the Board receives an annual fee of $30,000 plus $7,500 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with their attendance at the Board of Directors meetings.

================================================================================

FOREIGN CURRENCY

      At August 31, 1999, each WEBS Index Series' cash balance included the following amount of foreign currency:

                                                     Cost             Value
                                                 -----------      -----------
         Australia WEBS Index Series              $   27,348       $   27,443
         Austria WEBS Index Series                $   21,680       $   21,680
         Belgium WEBS Index Series                $2,067,643       $2,090,401
         Canada WEBS Index Series                 $  314,661       $  314,345
         France WEBS Index Series                 $  773,789       $  790,114
         Germany WEBS Index Series                $2,065,302       $2,092,244
         Hong Kong WEBS Index Series              $1,364,756       $1,364,628
         Italy WEBS Index Series                  $4,355,560       $4,403,499
         Japan WEBS Index Series                  $        3       $        3
         Malaysia (Free) WEBS Index Series        $1,151,049       $1,209,422
         Mexico (Free) WEBS Index Series          $  193,950       $  194,468
         Netherlands WEBS Index Series            $1,907,451       $1,926,975
         Singapore (Free) WEBS Index Series       $   44,605       $   44,739
         Spain WEBS Index Series                  $      302       $      309
         Sweden WEBS Index Series                 $    7,612       $    7,710
         Switzerland WEBS Index Series            $   14,749       $   15,304
         United Kingdom WEBS Index Series         $   21,164       $   21,237

STOCK LOAN

      Each WEBS Index Series may lend securities from its portfolio to brokers, dealers and other financial institutions. Because the collateral pledged to each WEBS Index Series in connection with these loans generates income, securities lending enables a WEBS Index Series to earn income that may partially offset the expenses of the WEBS Index Series. Each WEBS Index Series receives collateral equal to at least 100% of the current market value of the loaned securities. The WEBS Index Series receive cash collateral and may invest such collateral in short-term investments, and bear the risk of loss of the invested collateral. In addition, a WEBS Index Series is exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. Prior to February 1, 1999, for its services as the securities lending agent, the Fund paid Chase, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned. Effective February 1, 1999, the securities lending fee paid to Chase was reduced to 40% of such net investment income.

      The market values of securities on loan to broker/dealers at August 31, 1999, and the cash collateral received with respect to such loans were as follows:

                                                     Cash          Marked Value
                                                  Collateral        of Loaned
         WEBS Index Series                         Received         Securities
         ---------------------------------        -----------      ------------
         Australia WEBS Index Series              $ 2,500,470      $ 2,313,796
         Austria WEBS Index Series                $        --      $        --
         Belgium WEBS Index Series                $   420,951      $   407,994
         Canada WEBS Index Series                 $        --      $        --
         France WEBS Index Series                 $ 1,000,000      $   955,952
         Germany WEBS Index Series                $ 4,187,400      $ 3,950,431
         Hong Kong WEBS Index Series              $ 2,805,236      $ 2,637,784
         Italy WEBS Index Series                  $12,695,909      $11,554,406
         Japan WEBS Index Series                  $75,265,450      $66,079,331
         Malaysia (Free) WEBS Index Series        $        --      $        --
         Mexico (Free) WEBS Index Series          $   977,400      $   925,464
         Netherlands WEBS Index Series            $11,374,090      $10,575,973
         Singapore (Free) WEBS Index Series       $35,437,500      $31,639,463
         Spain WEBS Index Series                  $ 2,068,750      $ 1,941,578
         Sweden WEBS Index Series                 $   672,300      $   613,189
         Switzerland WEBS Index Series            $ 1,012,044      $   949,925
         United Kingdom WEBS Index Series         $        --      $        --

                                                           WEBS INDEX FUND, INC.
================================================================================

CAPITAL SHARES

      The Fund currently is authorized to issue 6 billion shares of capital stock, with the following number of shares allocated to each WEBS Index Series:
Australia WEBS Index Series (127.8 million shares); Austria WEBS Index Series (19.8 million shares); Belgium WEBS Index Series (136.2 million shares); Canada WEBS Index Series (340.2 million shares); France WEBS Index Series (340.2 million shares); Germany WEBS Index Series (382.2 million shares); Hong Kong WEBS Index Series (191.4 million shares); Italy WEBS Index Series (63.6 million shares); Japan WEBS Index Series (2,124.6 million shares); Malaysia (Free) WEBS Index Series (127.8 million shares); Mexico (Free) WEBS Index Series (255 million shares); Netherlands WEBS Index Series (255 million shares); Singapore
(Free) WEBS Index Series (191.4 million shares); Spain WEBS Index Series (127.8 million shares); Sweden WEBS Index Series (63.6 million shares); Switzerland WEBS Index Series (318.625 million shares); and United Kingdom WEBS Index Series (943.2 million shares). The shares will not be issued or redeemed individually, but only in specified aggregations of shares.

      The consideration for purchase of a Creation Unit of a WEBS Index Series is generally the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Basket Securities") and an amount of cash (the "Cash Component"). Non-Basket Securities may be held by a WEBS Index Series as a result of corporate actions, odd share lots, or as a result of rebalancing of the Basket Securities.

      Shares of each WEBS Index Series are offered in Creation Units at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash and a purchase transaction fee. Shares of each WEBS Index Series may also be issued in the specified aggregations for cash at the sole discretion of the Fund. Shares of the Malaysia (Free) WEBS Index Series are not currently being offered. Redemptions of the shares of each WEBS Index Series in the specified aggregations are made in portfolio securities, plus or minus a specified amount of cash, and minus a specified redemption transaction fee (except that redemptions of Creation Units of the Malaysia (Free) WEBS Index Series are paid only in Malaysian Ringgits to shareholders that have established an appropriate account with a duly licensed Malaysian financial institution and acknowledged certain risks and restrictions,) and except that residents of New Zealand are paid redemption proceeds in cash only. Shares of each WEBS Index Series may also be redeemed in the specified aggregations for cash by other persons at the sole discretion of the Fund.

LOAN AGREEMENT

      At August 31, 1999 the Fund had entered into a Term Loan Agreement with PNC Bank, N.A., an affiliate of the Administrator. Under the terms of the Loan, any of the WEBS Index Series could request an advance of the full amount of the $25,000,000 term loan; provided, however, that:

             (i) Total outstanding loans to all WEBS Index Series under the Term Loan may not exceed $25,000,000 and

             (ii) The aggregate amount outstanding under the Term Loan to any one WEBS Index Series may not exceed the lowest of (a) $25,000,000, (b) one-quarter of that WEBS Index Series' net assets, (c) any lower leverage limit set forth in the Fund's prospectus or (d) the maximum amount permitted to be borrowed by such WEBS Index Series under the Act. Each WEBS Index Series shall be severally, and not jointly, liable for its particular loan. Advances made under the Term Loan were due and payable on September 30, 1999 and bore interest at a rate per annum equal to the sum of the Federal Funds Rate plus 1%. The interest rate at August 31, 1999 was 6.38%.

                                                Average Advances      Average      Number of Days
                                                  Outstanding        Interest   Advances Outstanding
         WEBS Index Series                      During the Year        Rate       During the Year
         ---------------------------------      ---------------      --------   --------------------
         Australia Webs Index Series              $  985,000           6.38%             1
         Austria Webs Index Series                $  282,000           6.53%            26
         Belgium Webs Index Series                $3,929,346           6.53%            26
         Canada Webs Index Series                 $  394,267           6.52%            30
         France Webs Index Series                 $  315,000           6.52%            30
         Germany Webs Index Series                $  697,097           6.53%            31
         Hong Kong Webs Index Series              $1,495,806           6.53%            31
         Italy Webs Index Series                  $4,580,032           6.53%            31
         Japan WEBS Index Series                  $  458,000           6.38%             1
         Mexico (Free) Webs Index Series          $  295,846           6.53%            26
         Netherlands Webs Index Series            $1,370,385           6.53%            26
         Singapore (Free) WEBS Index Series       $   56,000           6.38%             1
         Spain Webs Index Series                  $  681,385           6.53%            26
         Sweden Webs Index Series                 $  565,500           6.53%            26
         Switzerland Webs Index Series            $1,066,239           6.47%            46
         United Kingdom Webs Index Series         $  862,261           6.47%            46

================================================================================

PORTFOLIO ACTIVITY

      The WEBS Index Series' purchases and sales of securities (excluding in-kind transactions), other than short-term obligations, were as follows, for the year ended August 31, 1999:

                                                 Purchases of        Sales of
         WEBS Index Series                        Securities        Securities
         ----------------------------------      ------------       -----------
         Australia WEBS Index Series              $ 7,923,278       $ 6,770,590
         Austria WEBS Index Series                $ 4,937,960       $ 5,133,230
         Belgium WEBS Index Series                $10,717,990       $16,864,452
         Canada WEBS Index Series                 $ 1,364,951       $ 2,101,164
         France WEBS Index Series                 $        --       $   801,501
         Germany WEBS Index Series                $11,081,164       $14,340,577
         Hong Kong WEBS Index Series              $30,698,138       $31,101,811
         Italy WEBS Index Series                  $ 5,409,132       $16,145,095
         Japan WEBS Index Series                  $        --       $   646,362
         Malaysia (Free) WEBS Index Series        $ 4,412,501       $10,827,621
         Mexico (Free) WEBS Index Series          $ 2,605,336       $ 2,985,278
         Netherlands WEBS Index Series            $ 8,057,066       $11,174,213
         Singapore (Free) WEBS Index Series       $23,766,185       $23,902,836
         Spain WEBS Index Series                  $ 5,606,266       $ 6,706,318
         Sweden WEBS Index Series                 $ 5,358,284       $ 5,891,428
         Switzerland WEBS Index Series            $12,048,390       $13,333,533
         United Kingdom WEBS Index Series         $12,880,456       $11,908,201

FOREIGN INCOME TAXES

      For the year ended August 31, 1999, each WEBS Index Series' net foreign withholding taxes deducted from foreign dividends received were as follows:

                                                      Foreign
                                                    Withholding
         WEBS Index Series                              Tax
         ---------------------------------          -----------
         Australia Webs Index Series                 $ 33,550
         Austria Webs Index Series                   $ 40,220
         Belgium Webs Index Series                   $ 47,625
         Canada Webs Index Series                    $ 37,112
         France Webs Index Series                    $106,956
         Germany Webs Index Series                   $126,554
         Hong Kong Webs Index Series                 $     --
         Italy Webs Index Series                     $179,078
         Japan Webs Index Series                     $429,976
         Malaysia (Free) Webs Index Series           $     --
         Mexico (Free) Webs Index Series             $ 11,213
         Netherlands Webs Index Series               $141,059
         Singapore (Free) Webs Index Series          $     --
         Spain Webs Index Series                     $ 79,663
         Sweden Webs Index Series                    $ 45,392
         Switzerland Webs Index Series               $ 79,043
         United Kingdom Webs Index Series            $337,554

                                                           WEBS INDEX FUND, INC.
================================================================================

MARKET AND PORTFOLIO RISKS

      An investment in the WEBS of a WEBS Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include less liquid and less efficient securities markets; greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays in settlement; difficulties in enforcing contractual obligations; less liquidity and smaller market capitalization of most non-U.S. securities markets; lower levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

      With respect to the two most heavily weighted industries or groups of industries in the benchmark index of the WEBS Index Series, the WEBS Index Series will invest in portfolio securities (consistent with its investment objective and other investment policies) such that the weighting of each such industry or group of industries in the WEBS Index Series does not diverge by more than 10 percentage points from the respective weightings of such industry or group of industries in the benchmark index. An exception to the general policy stated in the previous sentence is that if investment in the stock of a single issuer would account for more than 25% of the WEBS Index Series, the WEBS Index Series will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in the benchmark index.

      The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain WEBS Index Series and, consequently, the investment portfolios of such WEBS Index Series may adversely affect the performance of such WEBS Index Series or subject such WEBS Index Series to greater price volatility than that experienced by more diversified investment companies.

MALAYSIAN REPATRIATION RESTRICTIONS

      Bank Negara Malaysia, the central bank of Malaysia, announced measures on September 1, 1998 that significantly restricted the rights of non-residents (such as the Fund) with respect to transactions in Malaysian securities. The "Measures to Regain Monetary Independence" were intended to insulate Malaysia from the problems confronting the international financial markets and the then escalation of regional contagion effects. The measures affected a number of areas in addition to trading in securities, including dealings in foreign currency, general payments, exports of goods, credit facilities and investments abroad.

      Certain restrictions imposed by the capital controls at September 1, 1998 were as follows;

      o Ringgit-denominated securities had to be deposited with authorized depositories and any transactions in ringgit-denominated securities held by non-residents had to be transacted through an authorized depository for good delivery;

      o All payments by non-residents for any security registered in Malaysia had to be made (a) in a foreign currency or (b) in ringgit from an "external account";

      o All proceeds in ringgit received by a non-resident from the sale of any security registered in Malaysia had to be retained in an external account, unless the security was held for more than one year (in which case proceeds from the sale of the security either could be immediately converted to a foreign currency or credited to the external account); and

      o The use of funds in an external account was limited to the purchase of ringgit assets in Malaysia.

      On September 3, 1998, the Malaysian (Free) WEBS Index Series ("Malaysia Series") announced that it was unable to exchange Creation Units of WEBS principally on an in-kind basis. In such circumstances, the Fund temporarily suspended new creations of Creation Units of WEBS of its Malaysia Series.

      Effective February 4, 1999, the Malaysian Central Bank announced a system of graduated exit levies and profit taxes that replaced the prior repatriation restrictions. In general, capital invested in Malaysia prior to February 15, 1999 had to be repatriated subject to a graduated levy based on the duration of the investment:

            --    Capital repatriated by March 31, 1999 -- 30% Levy

            --    Capital repatriated by May 30, 1999 -- 20% Levy

            --    Capital repatriated by August 31, 1999 -- 10% Levy

            --    Capital repatriated subsequent to August 31, 1999 -- 0% Levy

================================================================================

      Profits on capital invested prior to February 15, 1999 could be repatriated without the payment of any levy, but were subject to a 10% levy if they were repatriated from investments made after twelve months after the principal entered Malaysia. Capital invested in Malaysia on or subsequent to February 15, 1999 would not be subject to levies upon repatriation of capital. However capital invested in Malaysia after February 15, 1999 would be subject to a 30% levy on profit repatriated within twelve months from the date it was earned. Profit repatriated after twelve months would be subject to a 10% levy.

      Effective February 17, 1999, the Malaysia Series announced that it is able to honor requests for the redemption of Creation Units through the delivery of Malaysian Ringgits only. The Malaysia Series is now permitted to transfer Malaysian ringgits representing redemption proceeds from its account to a redeeming investor's account maintained at a duly licensed Malaysian financial institution. Investors that redeem Creation Units of the Malaysia Series at different times may be subject to significantly different economic consequences, depending on how the Malaysian exit levies and profit taxes are applied, including the extent to which, if any, the Malaysian authorities trace the sources of ringgits paid to redeeming investors by the Malaysian Series. The redeeming holder of Creation Units of the Malaysian Series must open a ringgit denominated account in Malaysia in its own name to accept ringgit proceeds. The Fund also announced that, for the time being, it is continuing the suspension of sales of Creation Units of the Malaysia Series. The continued suspension of creations, and the limitations under Malaysian law on effecting in-kind redemptions and on repatriating redemption proceeds in ringgits, are likely to cause the Malaysia Series to continue to trade at larger discounts or premiums to net asset value than they were prior to September 1, 1998, and such discounts or premiums may be material.

      The "official" exchange rate of 3.8 ringgits per U.S. dollar was fixed by Malaysian regulatory authorities on September 2, 1998 in connection with the capital controls imposed by the Malaysian government. The Malaysia (Free) WEBS Index Series converted ringgits to U.S.dollars in computing its net asset value as follows: September 2 through September 4, 1998, 3.8; September 8 to October 1, 1998, 4.0; October 1 to October 7 at 4.47 and October 7 to March 31, 1999 at
5.07. Effective April 1, 1999 the Index Series used a foreign exchange rate of
3.8 ringgits per U.S. dollar in computing its net asset value per share. These rates were determined in good faith in accordance with the Fund's policies for the valuation of foreign currency. The Malaysia (Free) WEBS Index Series may use different exchange rates for computing its net asset value in the future.

SUBSEQUENT EVENTS

      On September 21, 1999 Bank Negara Malaysia announced that the levy imposed on transactions on investments in Malaysian securities on or before February 14, 1999 had been removed. Repatriations of monies invested on or after February 15, 1999 will be subject to a standard levy of 10% of the amount attributable to profit.

                                                           WEBS INDEX FUND, INC.
================================================================================
FEDERAL TAXATION NOTICE (Unaudited)

      The WEBS Index Series paid the following foreign taxes during the year ended August 31, 1999 which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code. In addition, each of the WEBS Index Series earned the following foreign source income and is designating the following distributions as long-term capital gain distributions:

                                                                                    Long-Term
                                                Foreign Source                     Capital Gains
         WEBS Index Series                          Income        Foreign Taxes    Distributions
         --------------------------------       --------------    -------------    -------------
         Australia Webs Index Series              $1,602,795       $   33,550       $       --
         Austria Webs Index Series                $  269,378       $   40,220       $       --
         Belgium Webs Index Series                $  228,548       $   47,625       $  750,493
         Canada Webs Index Series                 $  248,862       $   37,112       $  332,151
         France Webs Index Series                 $1,010,669       $  106,956       $   93,974
         Germany Webs Index Series                $1,347,557       $  126,554       $1,844,366
         Hong Kong Webs Index Series              $3,171,308       $       --       $       --
         Italy Webs Index Series                  $  679,685       $  179,078       $5,834,287
         Japan Webs Index Series                  $6,095,378       $  429,976       $       --
         Malaysia (Free) Webs Index Series        $1,032,810       $       --       $       --
         Mexico (Free) Webs Index Series          $  260,206       $   11,213       $    8,020
         Netherlands Webs Index Series            $  949,940       $  141,059       $1,850,031
         Singapore (Free) Webs Index Series       $1,119,413       $       --       $       --
         Spain Webs Index Series                  $  532,732       $   79,663       $1,682,127
         Sweden Webs Index Series                 $  296,498       $   45,392       $  560,823
         Switzerland Webs Index Series            $  527,379       $   79,043       $  776,120
         United Kingdom Webs Index Series         $3,150,028       $  337,554       $3,194,882

      Shareholders will receive more detailed information along with Form 1099-DIV in January 2000.

REPORT OF INDEPENDENT AUDITORS
================================================================================

Shareholders and Board of Directors
WEBS Index Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WEBS Index Fund, Inc. (comprised of the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia (Free) WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series, and the United Kingdom WEBS Index Series) (collectively, the "Fund") as of August 31, 1999, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series comprising WEBS Index Fund, Inc. at August 31, 1999, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
October 15, 1999

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

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

                      P.O Box 8500, Boston, MA 02266-8500
                                  800-222-8977

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR

                               [GRAPHIC OMITTED]

                              WEBS INDEX FUND, INC.

                               INVESTMENT ADVISER
                          BARCLAYS GLOBAL FUND ADVISORS

                                  ADMINISTRATOR
                               PFPC WORLDWIDE INC.

                                   DISTRIBUTOR
                             FUNDS DISTRIBUTOR INC.

                                 TRANSFER AGENT
                                    PFPC INC.

                     CUSTODIAN AND SECURITIES LENDING AGENT
                            THE CHASE MANHATTAN BANK

                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809